As filed with the Securities and Exchange Commission on April 24, 2015.
================================================================================
                                                Registration File No. 333-148419
                                                              File No. 811-03915

                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                           ---------------
                              FORM N-6

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [x]

                 PRE-EFFECTIVE AMENDMENT NO.                            [ ]
                                             ----
                 POST-EFFECTIVE AMENDMENT NO. 9                         [x]
                              and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                 ACT OF 1940                                            [x]

                 AMENDMENT NO. 27                                       [x]
                  (Check appropriate box or boxes.)

              CMFG Variable Life Insurance Account
                   (Exact name of registrant)

                  CMFG Life Insurance Company
                       (Name of depositor)
                     5910 Mineral Point Road
                       Madison, WI 53705
           (Address of depositor's principal executive offices)
      Depositor's Telephone Number, including Area Code: (319) 352-4090

                       Ross D. Hansen, Esq.
                   CMFG Life Insurance Company
                      5910 Mineral Point Road
                     Madison, Wisconsin 53705
              (Name and address of agent for service)

            Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box) | | immediately upon filing pursuant to paragraph (b) of Rule 485.
|x| on May 1, 2015 pursuant to paragraph (b) of Rule 485.
| | 60 days after filing pursuant to paragraph (a)(i) of Rule 485.
| | on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

PROSPECTUS                                                           MAY 1, 2015


================================================================================
                  MEMBERS(R) VARIABLE UNIVERSAL LIFE
     A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                              ISSUED BY
                     CMFG LIFE INSURANCE COMPANY
================================================================================

This Prospectus describes the Policy issued by CMFG Life Insurance Company ("we", "our" or "us") and supported by the CMFG Variable Life Insurance Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured. This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.

This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

   o Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

   o   An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

ULTRA SERIES FUND                T. ROWE PRICE INTERNATIONAL SERIES
  Money Market Fund                  T. Rowe Price International Stock Portfolio
  Core Bond Fund
  Diversified Income Fund
  Large Cap Value Fund
  Large Cap Growth Fund
  Mid Cap Fund

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the "Summary of Policy Benefits and Risks" section of this Prospectus that describes certain risks associated with investing in a Policy.

================================================================================

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED
   THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

                                TABLE OF CONTENTS
================================================================================


                                                                            Page
SUMMARY OF POLICY BENEFITS AND RISKS ........................................ 1
 Benefits Summary ........................................................... 1
 Risk Summary ............................................................... 3
 Fee Tables ................................................................. 4
CMFG LIFE INSURANCE COMPANY ................................................. 8
THE SEPARATE ACCOUNT AND THE FUNDS .......................................... 8
 Ultra Series Fund .......................................................... 9
 T. Rowe Price International Series, Inc. ................................... 9
 More Information About the Funds ........................................... 9
 The Interest Bearing Account .............................................. 10
THE POLICY ................................................................. 10
 The Policy ................................................................ 10
 Flexibility of Premiums ................................................... 10
 Allocation of Net Premiums ................................................ 11
 Lapse ..................................................................... 11
 Reinstatement ............................................................. 11
 Premiums to Prevent Lapse ................................................. 12
 Death Benefit Proceeds .................................................... 12
 Change of Death Benefit Option ............................................ 13
 Accelerated Benefit Option ................................................ 14
 Change of Specified Amount ................................................ 14
 Policy Values ............................................................. 15
 Transfer of Values ........................................................ 16
 Telephone and Facsimile Transfers ......................................... 16
 Additional Transfer Limitations ........................................... 17
 Change of Allocations ..................................................... 18
 Dollar-Cost Averaging ..................................................... 18
 Surrender and Partial Withdrawals ......................................... 19
 Maturity .................................................................. 19
 Payment of Proceeds/Settlement Options .................................... 19
 Suspension of Payments .................................................... 19
 Policy Loans .............................................................. 20
CHARGES AND DEDUCTIONS ..................................................... 21
 Premium Expense Charge .................................................... 21
 Monthly Deduction ......................................................... 21
 Cost of Insurance ......................................................... 22
 Monthly Policy Fee ........................................................ 22
 Monthly Administrative Fee ................................................ 22
 Cost of Additional Benefits ............................................... 22
 Mortality and Expense Risk Charge ......................................... 22
 Contingent Deferred Sales and Administrative Charges ...................... 23
 Partial Withdrawal Fee .................................................... 24
 Transfer Fee .............................................................. 24
 Federal and State Income Taxes ............................................ 24
 Duplicate Policy Charge ................................................... 24
 Change of Specified Amount Charge ......................................... 24
 Research Fee .............................................................. 24
 Fund Expenses ............................................................. 24
 Additional Information .................................................... 24
OTHER POLICY BENEFITS AND PROVISIONS ....................................... 25
 Issue Date ................................................................ 25

  Owner, Beneficiary........................................................ 25
  Right-to-Examine Period................................................... 25
  Paid-up Insurance ........................................................ 25
  Transfer of Ownership..................................................... 26
  Addition, Deletion, or Substitution of Investments ....................... 26
  Voting Rights ............................................................ 26
DISTRIBUTION OF POLICIES ................................................... 27
  Compensation Arrangements For CBSI and Its Sales Personnel................ 27
  Compensation Arrangements For Selling Firms and Their Sales Personnel..... 27
  Source of Compensation.................................................... 28
RIDERS AND ENDORSEMENTS .................................................... 28
  Children's Insurance...................................................... 28
  Guaranteed Insurability .................................................. 28
  Accidental Death Benefit.................................................. 28
  Automatic Increase........................................................ 28
  Other Insured............................................................. 28
  Term Insurance............................................................ 28
  Disability Waiver of Monthly Deductions................................... 28
  Disability Benefit Waiver of Premium and Monthly Deduction ............... 28
  Executive Benefits Plan Endorsement....................................... 29
FEDERAL INCOME TAX CONSIDERATIONS........................................... 29
  Introduction ............................................................. 29
  Tax Status of the Policy.................................................. 29
  Tax Treatment of Policy Benefits.......................................... 30
  Special Rules for Pension and Profit-Sharing Plans ....................... 31
  Business Uses of the Policy............................................... 31
  Medicare Tax on Investment Income ........................................ 32
  Alternative Minimum Tax .................................................. 32
  Estate, Gift and Generation-Skipping Transfer Taxes ...................... 32
  Possible Tax Law Changes.................................................. 33
  Our Taxes ................................................................ 33
LEGAL PROCEEDINGS .......................................................... 33
FINANCIAL STATEMENTS ....................................................... 33
GLOSSARY ................................................................... 34
STATEMENT OF ADDITIONAL INFORMATION......................................... 37

                      SUMMARY OF POLICY BENEFITS AND RISKS
================================================================================

This summary describes important benefits and risks of the Policy and corresponds to sections in this Prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

BENEFITS SUMMARY

General Benefits of the Policy. Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides an Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

Premiums. The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you pay the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. We may refuse any premium payment that is less than $25. We also may refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.

From time to time, we may extend the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information at our Mailing Address.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60 and is stated on the specifications page of the Policy.

No-Lapse Guarantee. If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is voided.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

Death Benefit Options. You must choose between two Death Benefit Options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Benefit Proceeds are equal to:

       o    the Face Amount on the date of death; plus
       o    any premiums received after the date of death; minus
       o    Policy indebtedness

The Face Amount differs under the two Death Benefit Options:
       o    The Face Amount under Option 1 is the greater of:

            o    the Specified Amount; or
            o the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

       o    The Face Amount under Option 2 is the greater of:

            o the Specified Amount plus the Policy's Accumulated Value on the date of death; or
            o the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code of 1986, as amended ("Code"), for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B in the Statement of Additional Information ("SAI"). The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which we will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount; however, we may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over).

Cancellation, Surrender and Partial Withdrawals

Cancellation: Once we issue your Policy, the Right-to-Examine Period begins. You may cancel the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period for the increased amount.

Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to our Mailing Address to surrender your Policy for its Net Cash Value. Federal income taxes may apply to surrenders or partial withdrawals. A penalty tax may be applied to distributions (including loans) if the policy is classified as a Modified Endowment Contract and may apply to surrenders.

Partial Withdrawals: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

       o Federal income taxes and a penalty tax may apply to partial withdrawals;
       o A partial withdrawal reduces the death benefit by at least the amount withdrawn;
       o Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option 1 or Death Benefit Option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender; and
       o We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

Transfers. Each Policy Year, you may make:

       o Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and
       o Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary. (We currently waive this restriction.)

A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.


Loans. Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid. Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year. We can charge you an interest rate of up to 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year. The interest rate charged on Loans is subject to change by us. You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums. Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death). Loans may have adverse tax consequences.

RISK SUMMARY

Investment Risk. If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. We do not guarantee any Accumulated Value you place in the Subaccounts. The value of each Subaccount may increase or decrease, depending on the investment experience of the corresponding Fund. You could lose some or all of your money.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

Inappropriate Frequent Transfers Risk. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures ("Frequent Transfers Procedures").

Risk of Lapse. Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

       o If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, we will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

       o Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay Net Premium in an amount sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grade period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.

Deferred Sales Charge Risks. Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy Years. If you do not have the financial ability to keep your Policy In Force at the initial Specified Amount for a substantial period of time or you intend to surrender all or part of the Cash Value during the deferred sales charge period, you may be subject to significant deferred sales charges. This Policy is designed to meet long-term financial goals. This Policy is not suitable as a short-term investment.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A surrender may have adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Partial Withdrawal Risks. The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect.

A partial withdrawal also may have adverse tax consequences.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

Currently there are no limitations on partial withdrawals; however, we may limit the number of partial withdrawals to two per Policy Year.

Loan Risks. A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually. A loan may have adverse tax consequences.

Policy Indebtedness reduces the Death Benefit Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

Fund Risks. A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

FEE TABLES
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy value among the Subaccounts and the Interest Bearing Account.

------------------------------------------------------------------------------------------------------------------------------
                                                             TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------
                                  WHEN CHARGE IS
                                     DEDUCTED                                         AMOUNT DEDUCTED
                             -------------------------------------------------------------------------------------------------
CHARGE                                                             MAXIMUM GUARANTEED
                                                                        CHARGE                         CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
                                                             0-3.5% of each premium            0-3.5% of each premium
Premium Expense                Upon receipt of each          payment, depending on the         payment, depending on the
Charge (Taxes)                 premium payment               Insured's state of residence      Insured's state of residence
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
Imposed on Premiums            Not applicable                None                              None
(Load)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                             TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------
                                  WHEN CHARGE IS
                                     DEDUCTED                                         AMOUNT DEDUCTED
                             -------------------------------------------------------------------------------------------------
CHARGE                                                             MAXIMUM GUARANTEED
                                                                        CHARGE                         CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
                               Upon surrender or
Surrender Charge               Lapse during the first 9      $0.87 - $42.31 per $1,000 of      $0.87 - $42.31 per $1,000 of
(Deferred Sales and            Policy Years, or during       Specified Amount during the       Specified Amount during the
Administrative Charge) (1)     the first 9 Policy Years      first Policy Year(2)              first Policy Year(2)
(Minimum and                   following an increase in
Maximum Charge)                Specified Amount
------------------------------------------------------------------------------------------------------------------------------
                               Upon surrender or
     Charge for a male         Lapse during the first 9
     Insured, Attained         Policy Years, or during       $9.40 per $1,000 of               $9.40 per $1,000 of
     Age 39, in the non-       the first 9 Policy Years      Specified Amount                  Specified Amount
     smoker rating class       following an increase in
                               Specified Amount
------------------------------------------------------------------------------------------------------------------------------
Accelerated Death              At the time the
Benefit Option                 Accelerated Death             $300                              $300
                               Benefit is paid
------------------------------------------------------------------------------------------------------------------------------
                                                             The lesser of: $25 per            The lesser of: $25 per
Partial Withdrawal Fee         Upon partial withdrawal       withdrawal, or 2% of the          withdrawal, or 2% of the
                                                             amount withdrawn                  amount withdrawn
------------------------------------------------------------------------------------------------------------------------------
                                                             $50 for each Specified            $50 for each Specified
Specified Amount               Upon increase in              Amount increase after the         Amount increase after the first
Increase Charge                Specified Amount(3)           first in a Policy Year            in a Policy Year
------------------------------------------------------------------------------------------------------------------------------
                               Upon every transfer
Transfer Fee                   other than the first four     $20                               None
                               transfers in a Policy
                               Year
------------------------------------------------------------------------------------------------------------------------------
Executive Benefits Plan        Upon exercise during
Endorsement                    the first 2 Policy Years      $150                              None
------------------------------------------------------------------------------------------------------------------------------
                               Upon request for a
Duplicate Policy Fee           duplicate Policy              $30                               $30
------------------------------------------------------------------------------------------------------------------------------
                               Upon request for
                               information that is
                               duplicative of
Research Fee                   information previously        $50                               $50
                               provided to you and that
                               requires extensive
                               research
------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

-----------------------------
(1) The contingent deferred sales and administrative charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.
(2) The surrender charge decreases annually each year during the first 9
    Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.
(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

---------------------------------------------------------------------------------------------------------------------------------
                                      PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    ANNUAL AMOUNT DEDUCTED
                                                             --------------------------------------------------------------------
CHARGE                              WHEN CHARGE IS
                                       DEDUCTED                MAXIMUM GUARANTEED CHARGE                 CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue Date
Policy Fee                     and Monthly Days              $72(4,5)                            $72(4,5)
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy Issue Date
                               and monthly on
                               Monthly Day, during
Monthly Administrative         Policy Years 1 - 10 or        $0.45 per $1,000 of Specified       $0.45 per $1,000 of Specified
Fee                            during the first 10           Amount or increase in specified     Amount or increase in specified
                               Policy Years following        amount(5)                           amount(5)
                               an increase in
                               Specified Amount
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(6)
(Minimum and Maximum           On Policy Issue Date          $0.68 - $311.27 per $1,000 of       $0.48 - $178.37 per $1,000 of
Charge)                        and Monthly Days              Net Amount at Risk(5)               Net Amount at Risk(5)
---------------------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age      On Policy Issue Date          $2.21 per $1,000 of Net             $2.21 per $1,000 of Net
    39 in the non-smoker       and Monthly Days              Amount of Risk(8)                   Amount of Risk(8)
    rating class
---------------------------------------------------------------------------------------------------------------------------------

Mortality and Expense                                        0.90% of Variable Account           0.90% of Variable Account
Risk Charge                    Daily                         Value                               Value
---------------------------------------------------------------------------------------------------------------------------------
                               On Policy
Loan Interest Spread           Anniversary or                4.00%                               2.00%
                               earlier as applicable(7)
---------------------------------------------------------------------------------------------------------------------------------
Rider Charges:(9)
---------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit
Rider (Minimum and             On Policy Issue Date          $0.46 - $1.86 per $1,000 of         $0.46 - $1.86 per $1,000 of
Maximum Charge)                and Monthly Days              Accidental Death Benefit(8)         Accidental Death Benefit(8)
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------
(4)  $36.00 for Issue Ages 0-19.
(5) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.
(6) Cost of Insurance varies based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Cost of Insurance rate changes will depend on the Company's expectations as to future mortality experience. Your Policy's specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select..
(7) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured's death. The loan interest spread is the difference between the rate of interest we charge you for a loan and the amount of interest credits to your Loan Account.
(8) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day. We are no longer issuing new Accidental Death Benefit riders.
(9) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders that you select. We are not currently issuing new riders on any Policy.
(10) The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

--------------------------------------------------------------------------------------------------------------------------
                                  PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                                                              ANNUAL AMOUNT DEDUCTED
                                                       -------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS
                                         DEDUCTED         MAXIMUM GUARANTEED CHARGE                CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age    On Policy Issue Date        $0.68 per $1,000 of Accidental    $0.68 per $1,000 of Accidental
    33 in the non-smoker     and Monthly Days            Death Benefit(10)                 Death Benefit(10)
    rating class.
--------------------------------------------------------------------------------------------------------------------------
Children's Insurance         On Policy Issue Date
Rider                        Monthly Days                $9.00 per Unit of coverage(10)    $9.00 per Unit of coverage(10)
--------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability
Rider                        On Policy Issue Date        $0.87 - $2.07 per $1,000 of       $0.87 - $2.07 per $1,000
(Minimum and Maximum         and Monthly Days            coverage(11)                      of coverage(11)
Charge)
--------------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Issue Age 13,   On Policy Issue Date        $1.18 per $1,000 of coverage(11)  $1.18 per $1,000 of coverage(11)
    in the standard rating   Monthly Days
    class
--------------------------------------------------------------------------------------------------------------------------
Automatic Increase Rider
(Minimum and Maximum         On Policy Issue Date        $0.25 - $0.50 per $1,000 of       $0.25 - $0.50 per $1,000 of
Charge)                      and Monthly Days            annual increase(11)               annual increase(11)
--------------------------------------------------------------------------------------------------------------------------
    Charge for a male
    non-smoker issue         On Policy Issue Date        $0.50 per $1,000 of annual        $0.50 per $1,000 of annual
    age 37                   and Monthly Days            increase(11)                      increase(11)
--------------------------------------------------------------------------------------------------------------------------
Other Insured Rider
(Minimum and Maximum         On Policy Issue Date        $0.68 - $311.27 per $1,000 of     $0.48 - $178.37 per $1,000 of
Charge)                      and Monthly Days            Net Amount at Risk plus $20(11)   Net Amount at Risk plus $20(11)
--------------------------------------------------------------------------------------------------------------------------
    Charge for a female
    Insured, Attained Age    On Policy Issue Date        $1.61 per $1,000 Net Amount       $1.53 per $1,000 Net Amount
    36, in the non-smoker    and Monthly Days            at Risk plus $20(11)              at Risk plus $20(11)
    rating class
--------------------------------------------------------------------------------------------------------------------------
Term Insurance Rider
(Minimum and Maximum         On Policy Issue Date        $0.06 - $83.33 per $1,000 of      $0.06 - $83.33 per $1,000 of
Charge)                      and Monthly Days            coverage(11)                      coverage(11)
--------------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age    On Policy Issue Date        $1.94 per $1,000 of Net           $1.23 per $1,000 of
    37, in the non-smoker    and Monthly Days            Amount at Risk(11)                coverage(11)
    rating class
--------------------------------------------------------------------------------------------------------------------------
Disability Waiver of
Monthly Deductions Rider     On Policy Issue Date        2.20% - 24.20% of Monthly         2.20% - 24.20% of Monthly
    (Minimum and             and Monthly Days            Deductions(11)                    Deductions(11)
    Maximum Charge)
--------------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age    On Policy Issue Date
    31, in the non-smoker    and Monthly Days            4.5% of Monthly Deductions(11)    4.5% of Monthly Deductions(11)
    rating class
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                  PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                                                              ANNUAL AMOUNT DEDUCTED
                                      WHEN CHARGE IS   -------------------------------------------------------------------
CHARGE                                   DEDUCTED         MAXIMUM GUARANTEED CHARGE                CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
Disability Waiver of
Premium and Monthly                On Policy Issue Date      2.20% - 24.20% of Monthly       2.20% - 24.20% of Monthly
Deductions Rider                   and Monthly Days          Deductions and 2.2% to 12.2%    Deductions and 2.2% to 12.2%
    (Minimum and                                             of premium to be waived         of premium to be waived
    Maximum Charge)
--------------------------------------------------------------------------------------------------------------------------
    Charge for a male
    Insured, Attained Age          On Policy Issue Date      4.5% of Monthly Deductions      4.5% of Monthly Deductions
    34, in the non-smoker          and Monthly Days          and 2.25% of premium to be      and 2.25% of premium to be
    rating class                                             waived                          waived
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
(11) The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.


The next table describes the lowest and highest total operating fees and expenses (before waiver or reimbursement) charged by any of the Funds during the fiscal year ended December 31, 2014. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

--------------------------------------------------------------------------------
                                                        MINIMUM          MAXIMUM
                                                        -------          -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.46%           1.05%
--------------------------------------------------------------------------------

In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund's prospectus.

                           CMFG LIFE INSURANCE COMPANY
================================================================================

CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society effective on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Brokerage Services, Inc. ("CBSI") is our indirect wholly owned subsidiary.


As of December 31, 2014, we and our subsidiaries had approximately $17.7 billion in assets, and we had more than $58 billion of life insurance in force. The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.


                       THE SEPARATE ACCOUNT AND THE FUNDS
================================================================================

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

ULTRA SERIES FUND
Madison Asset Management, LLC, in which we have an ownership interest, serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Shares of the Ultra Series Fund are offered to CMFG Life Insurance Company's separate accounts and qualified pension plans.

Money Market Fund (Class I). This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

Core Bond Fund (Class I). This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

Diversified Income Fund (Class I). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I). This Fund seeks long-term growth of capital with income as a secondary consideration.

Large Cap Growth Fund (Class I). This Fund seeks long-term capital appreciation.

Mid Cap Fund (Class I). This Fund seeks long-term capital appreciation.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price Associates, Inc. serves as the investment adviser and T. Rowe Price International Ltd. serves as the investment sub-adviser to the T. Rowe Price International Stock Portfolio.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

MORE INFORMATION ABOUT THE FUNDS
In addition to the Separate Account, the Funds may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

To reduce service expenses, we intend to send only one copy of the fund's reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon Written Request.


SELECTION OF THE FUNDS
We select the Funds offered through the Policy, review them periodically, and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine the Fund no longer satisfies one or more of our selection criteria and/or if the Fund has not attracted significant allocations from Owners. We may consider various factors, including, but not limited to, asset class coverage, the investment objectives of a Fund, strength of an adviser's or a sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.


We have entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other of our separate accounts) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by us. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders. As disclosed above, we have a minority ownership interest in Madison Asset Management, LLC, the investment advisor for the Ultra Series Fund. We expect to receive revenue from Madison Asset Management, LLC or an affiliate that is based, in part, on the amount of assets in the Ultra Series Fund.

You should carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds' prospectuses contain this and other information. You can receive a current copy of a prospectus for each of the Funds by contacting us at our Mailing Address.

THE INTEREST BEARING ACCOUNT
The Interest Bearing Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Interest Bearing Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this prospectus relating to the Interest Bearing Account. However, information relating to the Interest Bearing Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. We guarantee that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

                                   THE POLICY
================================================================================

THE POLICY
We no longer issue new Policies or new riders on any Policy. Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available because of legal restrictions in your state. Contact us at our Mailing Address or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.

FLEXIBILITY OF PREMIUMS
The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.


We will process additional Premium at the Accumulation Unit Value next determined after the request is received in Good Order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in Good Order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day's Accumulation Unit Value.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by 0.60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.

We may refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS
You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in our General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.


LAPSE
Unless the no-Lapse Guarantee or minimum death benefit guarantee is in effect (see "Premiums to Prevent Lapse" below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which we must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Benefit Proceeds.


REINSTATEMENT
You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

       o The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

       o    The Insured meets our insurability requirements.

       o The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.

       o If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

       o You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. We will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE
If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

       a. No-Lapse Guarantee: If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is recalculated.

            In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction, the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

       b. Minimum Death Benefit Guarantee: The minimum death benefit guarantee provides that we will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

            The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease the Specified Amount, change the Death Benefit Option, or add or delete riders.

            If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

            Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy Years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH BENEFIT PROCEEDS


Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefit Proceeds to you, the owner, if living, or to your estate. The death benefit is paid when we have received Due Proof of Death and proof (in Good Order) of each beneficiary(ies) interest, which shall include the required documentation and proper instructions from each of the beneficiary(ies).

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.


During the Insured's lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive (in Good Order) the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.



Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy's Maturity Date or date the Death Benefit Proceeds are due and payable. For example, if the payment of Death Benefit Proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit Proceeds in a timely manner, the Death Benefit Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit Proceeds if the Beneficiary steps forward to claim the Death Benefit Proceeds with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing to our Mailing Address.


Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Benefit Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under option 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under option 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the SAI. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION
You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We may require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy value as of the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy value from that point on, unless the death benefit derived from application of the death benefit percentage factor applies. We may decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than $50,000 ($10,000 for Issue Ages 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy value as the effective date of the change. This change does not alter the amount of the Policy's death benefit at the time of the change, but does affect the determination of the death benefit from that point on. The death benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the death benefit derived from application of the death benefit percentage factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased death benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy value under option 1, but is constant under option 2, unless the death benefit derived from application of the death benefit percentage factor applies.

A change of Death Benefit Option may have tax consequences. You should consult a tax advisor before changing the Death Benefit Option.

ACCELERATED BENEFIT OPTION
If you elect to receive an accelerated payment of the death benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible death benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible death benefit is the death benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the death benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

       1)   be In Force other than as extended term insurance; and
       2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received by us at our Mailing Address.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT
A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. You should consult a tax advisor before changing the specified amount. If more than one increase is requested in a Policy Year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. We may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We may require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

POLICY VALUES

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of our General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of our General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

       o    Investment gains occur in any Subaccount.
       o Interest is credited to the Policy for amounts held in the Interest Bearing Account.
       o Interest is credited to the Policy for any loan amounts held in the Loan Account.
       o    Additional Net Premiums are paid.
       o Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

       o    Investment losses occur in any Subaccount.
       o    Monthly Deduction or service fees are paid.
       o    A partial withdrawal is made.
       o    Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

       o    A Policy loan is either disbursed or repaid.
       o Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy's value in the Interest Bearing Account is equal to:

       o    aggregate Net Premium allocated to the Interest Bearing Account;
            plus
       o    Accumulated Value transferred to the Interest Bearing Account; plus
       o    interest credited to the Interest Bearing Account; minus
       o any partial withdrawals (including any applicable surrender charges deducted); minus
       o any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus
       o the aggregated portion of monthly deductions made from the Interest Bearing Account; less
       o the Interest Bearing Account's portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net

Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount's Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do:
(1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

        (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

        (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

        (3) is the number of Units outstanding as of the end of the Valuation Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.


TRANSFER OF VALUES
You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (we are currently waiving this restriction). The first four transfers in a Policy Year are free. We may charge $20 for the fifth and each additional transfer in a Policy Year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee. A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.


A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We may restrict the ability to transfer Policy value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies.

Transfers can be made by Written Request. The Written Request will take effect as of the day it is received if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests received after the close of regular trading on the New York Stock Exchange (usually, 3:00 pm. Central Time) will be processed as of the next Valuation Day.

TELEPHONE AND FACSIMILE TRANSFERS
You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

       o    Record calls requesting transfers.
       o Ask the caller questions in an attempt to determine if you are the Owner.
       o Transfer funds only to other Subaccounts and to the Interest Bearing Account.
       o    Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We may discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing us at our Mailing Address.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

ADDITIONAL TRANSFER LIMITATIONS
Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted Frequent Transfers Procedures.

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify Owner that from that date forward, for three months from the date we mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or
(iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund's request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

CHANGE OF ALLOCATIONS
You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at our Mailing Address.


A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received by us (in Good Order) at our Mailing Address. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received by us at our Mailing Address.


DOLLAR-COST AVERAGING
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Ultra Series Money Market Class I Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Ultra Series Money Market Class I Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Ultra Series Money Market Class I Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Ultra Series Money Market Class I Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason. We may discontinue offering automatic transfers at any time for any reason.

SURRENDER AND PARTIAL WITHDRAWALS
You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. Surrenders and partial withdrawals may have adverse tax consequences. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Benefits.

Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. We will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy's Net Cash as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Net Cash Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. We will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, we will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

MATURITY
The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date.

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS
There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by us. For more information concerning the options listed below, please contact us at our Mailing Address. The available settlement options are as follows:

       o    Interest Option
       o    Installment Option
       o    Life Income - Guaranteed Period Certain
       o    Joint and Survivor Life

In lieu of one of the above options, the Death Benefit Proceeds may be applied to any other settlement option we make available.

SUSPENSION OF PAYMENTS
For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

       1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

       2. During periods when trading on the Exchange is restricted as determined by the SEC.

       3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

       4. During any other period permitted or required by order of the SEC for the protection of investors.

In addition, pursuant to SEC rules, if the Ultra Series Fund Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Ultra Series Fund Money Market Subaccount until the Fund is liquidated.


To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of receipt, in Good Order, of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive (in Good Order) proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.


If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.


The loan date is the date a written loan request containing the necessary signatures is received by us, in Good Order, at our Mailing Address. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.


Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by us. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy Year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at a minimum guaranteed rate of at least 4%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the death benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract ("MEC"), loans may be currently taxable and subject to a 10% federal penalty tax.


CYBER SECURITY
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, CBSI, the underlying Funds, and intermediaries may adversely affect us and your Cash Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including processing orders with the underlying Funds, impact our ability to calculate Policy values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage.
Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the underlying Funds or CBSI will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.


                             CHARGES AND DEDUCTIONS
================================================================================

PREMIUM EXPENSE CHARGE
We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

MONTHLY DEDUCTION
The Monthly Deduction due on each Monthly Day will be the sum of:

       o    the Cost of Insurance for that month; plus
       o    the monthly Policy fee; plus
       o    the monthly administrative fee; plus
       o    the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the Owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy Years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, we will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by us if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


COST OF INSURANCE
This charge compensates us for the expense of underwriting the Face Amount. We determine a Cost of Insurance ("COI") rate on each Monthly Day. The COI rate for the Policy is determined by certain factors including, but not limited to, the Insured's Attained Age, gender, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on our expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates for each attained age are based on the 1980 CSO Mortality Tables, Age last birthday.


The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under Death Benefit Option 2, the Net Amount at Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under Death Benefit Option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

MONTHLY POLICY FEE
The monthly Policy fee is a fee we charge to compensate us for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE
We assess an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS
The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

MORTALITY AND EXPENSE RISK CHARGE
We deduct daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the General Account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.

CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES
To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact us at our Mailing Address.

The Deferred Charges vary by the Age of Insured, gender, and smoking status and are shown on the specifications page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the SAI.

We use the contingent deferred sales and administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy Years. We will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy Year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy Year is:

--------------------------------------------------
BEGINNING                     PERCENTAGE OF
POLICY YEAR             DEFERRED CHARGES REMAINING
-----------             --------------------------
--------------------------------------------------
     2                             95%
     3                             90%
     4                             85%
     5                             75%
     6                             65%
     7                             50%
     8                             35%
     9                             20%
    10+                             0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of our General Account, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with us crediting additional interest, at our option, from time to time. At the next Monthly Day, taking into account the interest earned, we will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

We will do the same for each month of the first Policy Year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy Year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

We will release on the first Monthly Day of the second Policy Year the amount in the Deferred Charges Account in excess of 95% of the first Policy Year Deferred Charges, taking into account the interest earned. This process continues each Policy Year until the 10th Policy Year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. We will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

       o    to pay surrender charges upon full surrender of the Policy;

       o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

       o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy Year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy Year.

PARTIAL WITHDRAWAL FEE
If a partial withdrawal is made, we will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by us.

TRANSFER FEE
An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, we allow four transfers in each Policy Year without charge. After four transfers in any given Policy Year, we may deduct $20 per transfer from the amount transferred. These fees are currently waived by us.

FEDERAL AND STATE INCOME TAXES
Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

DUPLICATE POLICY CHARGE
You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy.

CHANGE OF SPECIFIED AMOUNT CHARGE
We will assess a $50 charge for each change in Specified Amount after the first in a Policy Year. This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

RESEARCH FEE
We may charge you up to $50 per request when you request information that is duplicative of information previously provided to you and that requires extensive research.

FUND EXPENSES
Expense of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under "Contingent Deferred Sales and Administrative Charges" above, the Funds pay us for performing certain administrative services.

ADDITIONAL INFORMATION
We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution of Policies" for more information.

                      OTHER POLICY BENEFITS AND PROVISIONS
================================================================================

ISSUE DATE
The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

OWNER, BENEFICIARY
You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT-TO-EXAMINE PERIOD
The Owner may cancel the Policy before the latest of the following three events:

       o    45 days after the date of the application;

       o 20 days after we have personally delivered or have sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

       o    20 days after the Owner receives the Policy.


To cancel the Policy, the Owner must mail or deliver a Written Request to cancel (in Good Order) to the representative who sold it or to us at our Mailing Address. Unless prohibited by state law, the refund will include:


       o    All charges for state taxes deducted from premiums; plus

       o    Total amount of Monthly Deductions; plus

       o    Any other charges taken from the Accumulated Value; plus


       o The Accumulated Value on the date we received the Written Request to cancel the Policy in Good Order; minus


       o    Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy. We may require that you return the Policy.

PAID-UP INSURANCE
The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to attained age 86, if the following conditions are met:

       A.   The Owner makes a Written Request for this Policy change;

       B. The Policy is one we are then issuing for the Insured's age and premium class;
       C.   The Policy is subject to our normal underwriting rules;
       D.   There is compliance with any other conditions determined by us; and
       E. Any indebtedness not repaid at the time of the change will be continued as a loan against the paid-up policy.

TRANSFER OF OWNERSHIP

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed (in Good Order) at our Mailing Address. The transfer will take effect as of the date the Written Request was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before having received Written Request for the transfer, in Good Order. A transfer of ownership may have tax consequences. Consult a tax adviser before transferring ownership of the Policy.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS
We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS
We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

                           DISTRIBUTION OF THE POLICY
================================================================================

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

COMPENSATION ARRANGEMENTS FOR CBSI AND ITS SALES PERSONNEL
We pay commissions to CBSI for the sale of the Policies by its registered representatives in the amount of: 116.22% of Premiums up to the Minimum Premium and 8.15% of Excess Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CBSI for services.

CBSI pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation items that we may provide jointly with CBSI. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CBSI's registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL
We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 105% of Premiums up to the Minimum Premium and 7.3% of Excess Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

Selling firms pay their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, including increased access to their registered representatives, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION
Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

                             RIDERS AND ENDORSEMENTS
================================================================================

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We are not currently issuing new riders on any Policy.

CHILDREN'S INSURANCE
The rider provides level term insurance to children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. On the policy anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new policy without evidence of insurability.

GUARANTEED INSURABILITY
This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT
This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the accidental death benefit is payable to Age 70.

AUTOMATIC INCREASE
This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED
This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

TERM INSURANCE
This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS
This rider provides that, during the Insured's total disability, we will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.


DISABILITY BENEFIT WAIVER OF PREMIUM AND MONTHLY DEDUCTION

Like the rider just described, this rider provides that, during the Insured's total disability, we will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that we will contribute additional premium. The amount of additional premium we will contribute will be shown on the specifications page for the rider. The maximum amount we will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates.

EXECUTIVE BENEFITS PLAN ENDORSEMENT
This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

       1. the Policy is surrendered and the proceeds are used to fund a new policy provided through CMFG Life Insurance Company or an affiliate;

       2.   the Policy is owned by a business or trust;

       3.   the new Policy is owned by the same entity;

       4. the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

       5. the Insured under the new Policy is also a selected manager or highly compensated employee;

       6. we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                        FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

INTRODUCTION
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the Policies do not give you investment control over Separate Account assets, we may modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy generally will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.


Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments. A Policy received in a tax-free exchange for a Modified Endowment contract will also be classified as a Modified Endowment Contract.


If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven Policy Years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's Death Benefit Option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See "THE POLICY ACCELERATED DEATH BENEFIT OPTION" for more information.)

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS
If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If the value of a Policy to you depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new insurance policy or a change in an existing insurance policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact. It is the employer's responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


MEDICARE TAX ON INVESTMENT INCOME
A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.


ALTERNATIVE MINIMUM TAX
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death benefit proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the

Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


For 2015, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,430,000 and 40%, respectively.


The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

OUR TAXES
Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                LEGAL PROCEEDINGS
================================================================================


We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us or on the ability of the CBSI to perform its contract with the Variable Account, or on our ability to meet our obligations under the Policy.


                              FINANCIAL STATEMENTS
================================================================================

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

                                    GLOSSARY
================================================================================

ACCUMULATED VALUE
The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE
The number of completed years from the Insured's date of birth.

ATTAINED AGE
Age of the Insured on the most recent Policy Anniversary.

BENEFICIARY
Person or entity named to receive all or part of the Death Benefit Proceeds.

COST OF INSURANCE OR COI
An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

CASH VALUE
Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP
CMFG Life Insurance Company, its subsidiaries and affiliates.

DEATH BENEFIT RATIO
The ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

DEATH BENEFIT OPTION
One of two options that you may select for computation of the Death Benefit.

DEATH BENEFIT PROCEEDS
Amount to be paid if the Insured dies while the Policy is In Force.

DEFERRED CHARGES
Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

DEFERRED CHARGES ACCOUNT
A non-segregated potion of our General Account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount. Amounts held in the Deferred Charges Account are credited with interest at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit rates in excess of 4%.

DUE PROOF OF DEATH
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
       a)   A certified copy of the death record;
       b)   A certified copy of a court decree reciting a finding of death; and
       c)   Any other proof satisfactory to us.

FACE AMOUNT
Under Death Benefit Option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under Death Benefit Option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

FUND
An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

GENERAL ACCOUNT
Our assets other than those allocated to the Separate Account or another of our separate accounts.

IN FORCE
Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.


GOOD ORDER
An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a transfer request, or a death benefit claim must be in Good Order.


INDEBTEDNESS
Policy loans plus accrued interest on the loans.

INSURED
Person whose life is insured under the Policy.

ISSUE AGE
Age of Insured at the time the Policy was issued.

INTEREST BEARING ACCOUNT
Part of our General Account to which Net Premiums may be allocated or Accumulated Value transferred.

ISSUE DATE
The date from which Policy Anniversaries, Policy Years, and Policy months are determined.

LAPSE
Condition when the Insured's life is no longer insured under the Policy.

LOAN ACCOUNT
A portion of our General Account into which amounts are transferred from the Separate Account as collateral for Policy loans. Amounts held in the Loan Account are credited a fixed rate of interest. The Minimum Guaranteed Interest rate is described in the Policy.

MAILING ADDRESS
2000 Heritage Way, Waverly, IA 50677.

MATURITY DATE
The maturity date is the first Policy Anniversary after the Insured's 95th birthday. Coverage under the Policy ceases on that date if the Insured is still alive, and maturity proceeds equal to the Net Cash Value as of that date are paid.

MONTHLY DAY
Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

MONTHLY DEDUCTION
The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

NET AMOUNT AT RISK
As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

NET ASSET VALUE
The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

NET CASH VALUE
The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

NET PREMIUMS
Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

OWNER (YOU, YOUR)
The Owner as named in the application. The Owner may be other than the Insured.

POLICY
MEMBERS Variable Universal Life Policy.

POLICY ANNIVERSARY
Same day and month as the Issue Date for each year the Policy remains In Force.

POLICY ISSUE DATE
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.

POLICY YEAR
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

PREMIUM TAX
An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in our records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE
The date we record the Policy on our books as an In Force Policy.

RIGHT-TO-EXAMINE PERIOD
The period when you may cancel the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

SPECIFIED AMOUNT
The amount chosen by the Owner which is used to determine the Face Amount.

TARGET PREMIUM
The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by 0.60.

UNIT
A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

UNIT VALUE
The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

WRITTEN REQUEST
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that are made as allowed under the terms of an executed telephone or fax authorization, with original signature, on file at our Mailing Address. We may also accept a surrender request properly submitted by fax or e-mail by your registered representative in connection with the purchase of another contract issued by us.

                       STATEMENT OF ADDITIONAL INFORMATION
================================================================================


To learn more about the Policy, you should read the SAI dated May 1, 2015, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, Net Cash Values, and Accumulated Value, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                       STATEMENT OF ADDITIONAL INFORMATION


                           CMFG LIFE INSURANCE COMPANY
                                2000 Heritage Way
                            Waverly, Iowa 50677-9202
                                 (800) 798-5500


                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       MEMBERS(R) Variable Universal Life
            Flexible Premium Variable Universal Life Insurance Policy


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CMFG Life Insurance Company and supported by CMFG Variable Life Insurance Account ("Separate Account"). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2015, as it may be amended from time to time. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.


                      The date of this SAI is May 1, 2015.


                                                                       Form 1933

                                              TABLE OF CONTENTS
========================================================================================================
Policy Information .................................................................................   1

    The Policy .....................................................................................   1

    Our Right to Contest the Policy ................................................................   1

    Misstatement of Age or Gender ..................................................................   1

    Suicide Exclusion...............................................................................   1

    Collateral Assignments .........................................................................   1

    Dividends ......................................................................................   2

    Additional Information on Underwriting and Charges .............................................   2

    Additional Information on Benefits and Settlement Options ......................................   2

Illustrations ......................................................................................   3

Other Information ..................................................................................   3

    Registration Statement .........................................................................   3

    Distribution of the Policies....................................................................   3

    Records ........................................................................................   4

    State Regulation ...............................................................................   4

    Independent Auditors ...........................................................................   4

    Information About Us ...........................................................................   5

    The Interest Bearing Account ...................................................................   5

    Additional Information about the Separate Account and the Funds ................................   5

    Financial Statements ...........................................................................   5

Appendix A - First Year Surrender Charges per 1,000 of Specified Amount ............................ A-1

Appendix B - Death Benefit Percentage Factor ....................................................... B-1

                               POLICY INFORMATION
================================================================================

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY
We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR GENDER
For a Policy based on male or female cost of insurance rates (as shown in your Policy), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

    a) If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.
    b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (as shown in your Policy), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

    a) If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.
    b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.

SUICIDE EXCLUSION
If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS
You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at our Mailing Address. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.

DIVIDENDS
While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

    a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums; or
    b) Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES
We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

    o The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

    o Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

    o Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

    o Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally, we will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS
Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non- natural person are available only under settlement options we agree to. The four available settlement options are as follows:

    1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

    2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

    3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

    4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all settlement options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity income or payments which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Benefit Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at our Mailing Address. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

                                  ILLUSTRATIONS
================================================================================

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

                                OTHER INFORMATION
================================================================================

REGISTRATION STATEMENT
A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the SEC. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES


Information About the Distributor. CUNA Brokerage Services, Inc. ("CBSI") is responsible for distributing the Policies pursuant to a distribution agreement with us. CBSI serves as principal underwriter for the Policies. CBSI, a Wisconsin corporation organized in 1983 and a direct, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.


Sales Commissions and Other Compensation. We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network. CBSI services the Policies through its registered representatives. CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers ("selling firms") for their services up to the amounts disclosed in the prospectus. Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

Compensation Received. CBSI received sales compensation with respect to the Policies in the following amounts during the periods indicated:


--------------------------------------------------------------------------------------------------------
                    AGGREGATE AMOUNT OF          AGGREGATE AMOUNT OF COMMISSIONS RETAINED BY CBSI AFTER
 FISCAL YEAR     COMMISSIONS PAID TO CBSI   PAYMENTS TO ITS REGISTERED PERSONS AND OTHER BROKER-DEALERS
--------------------------------------------------------------------------------------------------------
 2014                               $1,873                                                         $ 71
--------------------------------------------------------------------------------------------------------
 2013                               $1,462                                                         $544
--------------------------------------------------------------------------------------------------------
 2012                               $2,010                                                         $712


Compensation arrangements for CBSI sales personnel. Because registered representatives of CBSI are also our insurance agents, they may be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation programs that we offer. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives qualify for such benefits.

Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Source of revenue for sales compensation. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

RECORDS
We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Mailing Address or at our executive offices at 5910 Mineral Point Road, Madison, WI 53705.

STATE REGULATION
We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

INDEPENDENT AUDITORS


The financial statements of each of the individual Subaccounts comprising the CMFG Variable Life Insurance Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 26, 2015, appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of CMFG Life Insurance Company and its subsidiaries (the "Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 5, 2015, appearing herein. Such report 1) expresses an unmodified opinion on the consolidated financial statements and states that Deloitte & Touche LLP did not audit the 2012 financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which are accounted for under the equity method. The financial statements of CMG were audited by other auditors whose report has been furnished to Deloitte & Touche LLP, and in their opinion, in so far as it relates to the amounts related to CMG obtained from such financial statements and used by the Company to determine its share of equity in net income (loss) of CMG and its carrying value of CMG, is based solely on the report of the other auditors and (2) includes an emphasis-of-matter referring to the Company's presentation of its crop insurance business as discontinued operations.

The financial position and results of operations of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company as of December 31, 2013 and for the years ended December 31, 2013 and 2012 are reflected using the equity method in the consolidated financial statements of the Company and the year ended December 31, 2012 have been audited by Ernst & Young LLP, independent auditors, as stated in their report, dated March 11, 2013.


The consolidated financial statements of the Company are included herein in reliance upon the respective reports of the foregoing firms given upon their authority as experts in accounting and auditing.

INFORMATION ABOUT US
CUNA Mutual Insurance Society is a mutual life insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

We are one of the world's largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CBSI is our indirect wholly owned subsidiary.

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

THE INTEREST BEARING ACCOUNT
The Interest Bearing Account is not registered with the SEC and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS
The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. The Separate Account is registered under 1940 Act as a unit investment trust. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and statement of additional information.

FINANCIAL STATEMENTS
Our financial statements and those of the Separate Account appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CMFG Life Insurance Company and Policy Owners of CMFG Variable Life Insurance Account:

We have audited the accompanying statement of assets and liabilities for each of the individual subaccounts listed in Appendix A of CMFG Variable Life Insurance Account (the "Account") as of December 31, 2014, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented in Appendix A. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the fund houses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual subaccounts comprising CMFG Variable Life Insurance Account as of December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/S/ Deloitte & Touche LLP

Chicago, Illinois
February 26, 2015

                                   APPENDIX A

CMFG VARIABLE LIFE INSURANCE ACCOUNT

                                            STATEMENT                                  STATEMENTS OF
                                            OF ASSETS                                   CHANGES IN
             SUBACCOUNT                  AND LIABILITIES   STATEMENT OF OPERATIONS      NET ASSETS          FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
                                              AS OF               FOR THE             FOR EACH OF THE         FOR EACH OF THE
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets VIP Fund,      December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class 2, Subaccount                           2014              31, 2014            December  31, 2014       December 31, 2014

MFS(R) Strategic Income Portfolio, Initial  December 31,    Year Ended December      Year ended December      Year ended December
 Class, Subaccount                             2014              31, 2014            31, 2014 and For the     31, 2014 and For the
                                                                                     period from August       period from August
                                                                                     16, 2013* - December     16, 2013* - December
                                                                                     31, 2013                 31, 2013

MFS(R) Strategic Income Series, Initial        N/A               N/A                 For the period from      For the period from
 Class, Subaccount                                                                   January 1, 2013 -        January 1, 2013 -
                                                                                     August 16, 2013**        August 16, 2013** and
                                                                                                              Three Years ended
                                                                                                              December 2012

Oppenheimer Global Strategic Income Fund/   December 31,    Year Ended December      Two Years Ended          Two Years Ended
 VA, Non- Service Shares, Subaccount           2014              31, 2014            December 31, 2014        December 31, 2014 and
                                                                                                              Period October 26,
                                                                                                              2012* - December 31,
                                                                                                              2012

T. Rowe Price International Stock           December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Portfolio, Subaccount                         2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Aggressive Allocation Fund,    December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Core Bond Fund,                December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Conservative Allocation Fund,  December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Diversified Income Fund,       December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series High Income Fund,              December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series International Stock Fund,      December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Large Cap Growth Fund,         December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Large Cap Value Fund,          December 31,    Year Ended December      Two Years Ended          Five Years Ended
Class I, Subaccount                            2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Mid Cap Fund,                  December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Moderate Allocation Fund,      December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Money Market Fund,             December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

Ultra Series Small Cap Fund,                December 31,    Year Ended December      Two Years Ended          Five Years Ended
 Class I, Subaccount                           2014              31, 2014            December 31, 2014        December 31, 2014

   *Date represents commencement of operations.
   **Date represents cessation of policy owners' investment.

                                           CMFG VARIABLE LIFE INSURANCE ACCOUNT
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                  AS OF DECEMBER 31, 2014

                                                TEMPLETON             MFS(R)            OPPENHEIMER         T. ROWE PRICE
                                                DEVELOPING           STRATEGIC        GLOBAL STRATEGIC      INTERNATIONAL
                                               MARKETS VIP        INCOME PORTFOLIO,    INCOME FUND/VA,          STOCK
                                               FUND, CLASS 2,       INITIAL CLASS,    NON-SERVICE SHARES,     PORTFOLIO,
                                                SUBACCOUNT           SUBACCOUNT         SUBACCOUNT            SUBACCOUNT
==========================================================================================================================
ASSETS

  Investments in mutual funds at fair value   $        16,782      $     269,317     $         13,446      $     6,574,083
                                              ---------------      -------------     ----------------      ---------------
  Total assets                                         16,782            269,317               13,446            6,574,083

LIABILITIES                                                 -                  -                    -                    -
                                              ---------------      -------------     ----------------      ---------------
  Net assets                                  $        16,782      $     269,317     $         13,446      $     6,574,083
                                              ===============      =============     ================      ===============

NET ASSETS
  Net assets: type 1                          $            -       $     269,053     $              -      $     6,421,142
  Net assets: type 2                                   16,782                264               13,446              152,941
                                              ---------------      -------------     ----------------      ---------------
  Total net assets                            $        16,782      $     269,317     $         13,446      $     6,574,083
                                              ===============      =============     ================      ===============

Number of shares outstanding                            1,824             26,905                2,537              430,805
Net asset value per share                     $          9.20      $       10.01     $           5.30      $         15.26
Cost of mutual fund shares                    $        13,275      $     270,720     $         14,082      $     5,984,575

                                                ULTRA SERIES        ULTRA SERIES      ULTRA SERIES           ULTRA SERIES
                                                 AGGRESSIVE          CORE BOND        CONSERVATIVE           DIVERSIFIED
                                                 ALLOCATION            FUND,         ALLOCATION FUND,          INCOME
                                                FUND, CLASS I,        CLASS I,           CLASS I,           FUND, CLASS I,
                                                 SUBACCOUNT          SUBACCOUNT        SUBACCOUNT             SUBACCOUNT
==========================================================================================================================
ASSETS

  Investments in mutual funds at fair value   $     1,088,493      $   7,379,845     $        714,777      $    57,123,974
                                              ---------------      -------------     ----------------      ---------------
  Total assets                                      1,088,493          7,379,845              714,777           57,123,974

LIABILITIES                                                 -                  -                    -                    -
                                              ---------------      -------------     ----------------      ---------------
  Net assets                                  $     1,088,493      $   7,379,845     $        714,777      $    57,123,974
                                              ===============      =============     ================      ===============

NET ASSETS
  Net assets: type 1                          $             -      $   4,843,352     $              -      $    49,090,363
  Net assets: type 2                                1,088,493          2,536,493              714,777            8,033,611
                                              ---------------      -------------     ----------------      ---------------
  Total net assets                            $     1,088,493      $   7,379,845     $        714,777      $    57,123,974
                                              ===============      =============     ================      ===============

Number of shares outstanding                          106,163            727,738               69,920            2,814,613
Net asset value per share                     $         10.25      $       10.14     $          10.22      $         20.30
Cost of mutual fund shares                    $     1,054,813      $   7,522,185     $        731,416      $    48,401,656

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                             AS OF DECEMBER 31, 2014

                                                  ULTRA SERIES        ULTRA SERIES       ULTRA SERIES        ULTRA SERIES
                                                  HIGH INCOME         INTERNATIONAL        LARGE CAP           LARGE CAP
                                                     FUND,             STOCK FUND,        GROWTH FUND,        VALUE FUND,
                                                    CLASS I,             CLASS I,           CLASS I,            CLASS I,
                                                  SUBACCOUNT           SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
==========================================================================================================================
ASSETS

  Investments in mutual funds at fair value   $     1,099,781    $     2,674,514     $     38,314,121     $     75,985,825
                                              ---------------    ---------------     ----------------     ----------------
  Total assets                                      1,099,781          2,674,514           38,314,121           75,985,825

LIABILITIES                                                 -                  -                    -                    -
                                              ---------------    ---------------     ----------------     ----------------
  Net assets                                  $     1,099,781    $     2,674,514     $     38,314,121     $     75,985,825
                                              ===============    ===============     ================     ================

NET ASSETS
  Net assets: type 1                          $             -    $             -     $     30,053,751     $     66,821,439
  Net assets: type 2                                1,099,781          2,674,514            8,260,370            9,164,386
                                              ---------------    ---------------     ----------------     ----------------
  Total net assets                            $     1,099,781    $     2,674,514     $     38,314,121     $     75,985,825
                                              ===============    ===============     ================     ================

Number of shares outstanding                          125,251            248,438            1,404,925            2,295,436
Net asset value per share                     $          8.78    $         10.77     $          27.27     $          33.10
Cost of mutual fund shares                    $     1,196,865    $     2,764,231     $     30,050,325     $     61,481,806

                                                  ULTRA SERIES        ULTRA SERIES        ULTRA SERIES        ULTRA SERIES
                                                    MID CAP             MODERATE          MONEY MARKET          SMALL CAP
                                                     FUND,             ALLOCATION            FUND,                FUND,
                                                    CLASS I,          FUND CLASS I,         CLASS I,             CLASS I,
                                                  SUBACCOUNT           SUBACCOUNT         SUBACCOUNT            SUBACCOUNT
==========================================================================================================================
ASSETS

  Investments in mutual funds at fair value   $    19,918,845    $     2,036,908     $      1,966,319     $        255,389
                                              ---------------    ---------------     ----------------     ----------------
  Total assets                                     19,918,845          2,036,908            1,966,319              255,389

LIABILITIES                                                 -                  -                    -                    -
                                              ---------------    ---------------     ----------------     ----------------
  Net assets                                  $    19,918,845    $     2,036,908     $      1,966,319     $        255,389
                                              ===============    ===============     ================     ================

NET ASSETS
  Net assets: type 1                          $     9,964,492    $            -      $      1,123,954     $              -
  Net assets: type 2                                9,954,353          2,036,908              842,365              255,389
                                              ---------------    ---------------     ----------------     ----------------
  Total net assets                            $    19,918,845    $     2,036,908     $      1,966,319     $        255,389
                                              ===============    ===============     ================     ================

Number of shares outstanding                        1,032,016            186,532            1,966,319               29,376
Net asset value per share                     $         19.30    $         10.92     $           1.00     $           8.69
Cost of mutual fund shares                    $    15,671,213    $     1,913,965     $      1,966,319     $        282,612

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2014

                                                    TEMPLETON         MFS(R)            OPPENHEIMER         T. ROWE PRICE
                                                   DEVELOPING       STRATEGIC        GLOBAL STRATEGIC       INTERNATIONAL
                                                   MARKETS VIP   INCOME PORTFOLIO,    INCOME FUND/VA,           STOCK
                                                  FUND, CLASS 2,   INITIAL CLASS,    NON-SERVICE SHARES,      PORTFOLIO,
                                                   SUBACCOUNT       SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
============================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend Income                                  $       285    $         8,888     $            592     $         72,416
  Mortality and expense charges (note 3)                  (177)            (2,500)                (126)             (62,760)
                                                   ------------   ----------------    -----------------    -----------------
  Net investment income (loss)                             108              6,388                  466                9,656

REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund shares          958                239                  (28)              78,735
  Realized gain distributions                                -                  -                    -               38,338
                                                   ------------   ----------------    -----------------    -----------------
  Net realized gain (loss) on investments                  958                239                  (28)             117,073

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                         (2,829)               (61)                (163)            (265,479)
                                                   ------------   ----------------    -----------------    -----------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    (1,763)   $         6,566     $            275     $       (138,750)
                                                   ============   ================    =================    =================

                                                    ULTRA SERIES      ULTRA SERIES       ULTRA SERIES        ULTRA SERIES
                                                     AGGRESSIVE        CORE BOND         CONSERVATIVE        DIVERSIFIED
                                                     ALLOCATION          FUND,         ALLOCATION FUND,        INCOME
                                                    FUND, CLASS I,      CLASS I,           CLASS I,          FUND, CLASS I,
                                                     SUBACCOUNT       SUBACCOUNT         SUBACCOUNT           SUBACCOUNT
============================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend Income                                  $    21,042    $       235,854     $         15,520     $      1,346,620
  Mortality and expense charges (note 3)                (9,707)           (68,421)              (6,314)            (514,426)
                                                   ------------   ----------------    -----------------    -----------------
  Net investment income (loss)                          11,335            167,433                9,206              832,194

REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund shares       26,652            (14,158)               5,479            1,073,803
  Realized gain distributions                          176,475                  -               55,272            3,677,598
                                                   ------------   ----------------    -----------------    -----------------
  Net realized gain (loss) on investments              203,127            (14,158)              60,751            4,751,401

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                       (145,507)           159,344              (36,149)          (2,175,049)
                                                   ------------   ---------------     -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         $    68,955    $       312,619     $         33,808     $      3,408,546
                                                   ============    ===============     =================    =================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2014

<CAPTION
                                                   ULTRA SERIES     ULTRA SERIES        ULTRA SERIES        ULTRA SERIES
                                                   HIGH INCOME      INTERNATIONAL        LARGE CAP            LARGE CAP
                                                      FUND,          STOCK FUND,        GROWTH FUND,         VALUE FUND,
                                                     CLASS I,         CLASS I,            CLASS I,            CLASS I,
                                                   SUBACCOUNT        SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
============================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend Income                                  $    70,325    $       104,368     $        247,429     $        988,571
  Mortality and expense charges (note 3)               (11,175)           (26,319)            (333,836)            (672,193)
                                                   ------------   ----------------    -----------------    -----------------
  Net investment income (loss)                          59,150             78,049              (86,407)             316,378

REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund shares       (2,427)            58,048            1,167,354            2,048,908
  Realized gain distributions                                -            205,087            5,814,131           10,854,628
                                                   ------------   ----------------    -----------------    -----------------

  Net realized gain (loss) on investments               (2,427)           263,135            6,981,485           12,903,536

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                        (38,418)          (552,678)          (2,965,658)          (5,138,570)
                                                   ------------   ----------------    -----------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $    18,305    $      (211,494)    $      3,929,420     $      8,081,344
                                                   ============   ================    =================    =================

                                                   ULTRA SERIES     ULTRA SERIES        ULTRA SERIES         ULTRA SERIES
                                                      MID CAP         MODERATE          MONEY MARKET           SMALL CAP
                                                       FUND,         ALLOCATION            FUND,                 FUND,
                                                     CLASS I,      FUND, CLASS I,         CLASS I,              CLASS I,
                                                    SUBACCOUNT       SUBACCOUNT          SUBACCOUNT           SUBACCOUNT
============================================================================================================================
INVESTMENT INCOME (LOSS)
  Dividend Income                                  $     8,043    $        42,063     $              -     $          1,827
  Mortality and expense charges (note 3)              (174,198)           (20,886)             (19,075)              (2,254)
                                                   ------------   ----------------    -----------------    -----------------
  Net investment income (loss)                        (166,155)            21,177              (19,075)                (427)
REALIZED GAIN (LOSS) ON SALE OF FUND SHARES
  Net realized gain (loss) on sale of fund shares      764,691            109,050                    -               (2,242)
  Realized gain distributions                        3,881,954            181,622                    -               26,918
                                                   ------------   ----------------    -----------------    -----------------
  Net realized gain (loss) on investments            4,646,645            290,672                    -               24,676

NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                     (2,835,226)          (179,527)                   -               (8,615)
                                                   ------------   ----------------     ----------------     ----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                        $ 1,645,264    $       132,322      $       (19,075)     $        15,634
                                                   ============   ================     ================     ================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                               TEMPLETON DEVELOPING                   MFS(R) STRATEGIC
                                                                 MARKETS VIP FUND,                   INCOME PORTFOLIO,
                                                               CLASS 2, SUBACCOUNT               INITIAL CLASS, SUBACCOUNT *
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $           108     $           254     $         6,388    $         7,838
  Net realized gain (loss) on investments                          958                 887                 239               (120)
  Net change in unrealized appreciation
    (depreciation) on investments                               (2,829)             (1,614)                (61)            (1,341)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                   (1,763)               (473)              6,566              6,377

CONTRACT TRANSACTIONS
  Payments received from policy owners                               -                   -                   -                  -
  Transfers between subaccounts (including
    fixed accounts), net                                          (407)                (10)               (423)           276,675
  Payment for contract benefits and terminations                (1,506)             (1,134)                (64)              (748)
  Contract charges and fees                                     (1,405)             (1,708)            (13,431)            (5,635)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                       (3,318)             (2,852)            (13,918)           270,292
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                       (5,081)             (3,325)             (7,352)           276,669
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                           21,863              25,188             276,669                  -
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $        16,782     $        21,863     $       269,317    $       276,669
                                                       ===============     ===============     ================   ================

                                                                  MFS(R) STRATEGIC                    OPPENHEIMER GLOBAL
                                                                INCOME PORTFOLIO,                  STRATEGIC INCOME FUND/VA,
                                                            INITIAL CLASS, SUBACCOUNT **          NON-SERVICE SHARES, SUBACCOUNT
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $             -     $        21,180     $           466    $           866
  Net realized gain (loss) on investments                            -             (10,667)                (28)               256
  Net change in unrealized appreciation
    (depreciation) on investments                                    -             (15,303)               (163)            (1,215)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                        -              (4,790)                275                (93)

CONTRACT TRANSACTIONS
  Payments received from policy owners                               -                   -                   -                  -
  Transfers between subaccounts (including
    fixed accounts), net                                             -            (277,117)                 19            (16,295)
  Payment for contract benefits and terminations                     -                (737)                (75)           (10,222)
  Contract charges and fees                                          -              (8,061)               (903)            (1,279)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                            -            (285,915)               (959)           (27,796)
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                            -            (290,705)               (684)           (27,889)
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                                -             290,705              14,130             42,019
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $             -    $              -     $        13,446    $        14,130
                                                       ================   =================    ================   ================

    * Commenced operations on August 16, 2013.
    ** Ceased operations on August 16, 2013

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   T. ROWE PRICE                         ULTRA SERIES
                                                                INTERNATIONAL STOCK                AGGRESSIVE ALLOCATION FUND,
                                                               PORTFOLIO, SUBACCOUNT                  CLASS I, SUBACCOUNT
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $         9,656     $        (3,591)    $        11,335    $         3,051
  Net realized gain (loss) on investments                      117,073              49,616             203,127             29,997
  Net change in unrealized appreciation
    (depreciation) on investments                             (265,479)            793,114            (145,507)           160,045
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                 (138,750)            839,139              68,955            193,093

CONTRACT TRANSACTIONS
  Payments received from policy owners                         400,050             414,571             104,152            124,705
  Transfers between subaccounts (including
    fixed accounts), net                                       (15,385)           (230,572)              8,761            (10,016)
  Payment for contract benefits and terminations              (339,508)           (483,325)           (113,475)          (110,231)
  Contract charges and fees                                   (383,531)           (394,587)            (56,076)           (64,181)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                     (338,374)           (693,913)            (56,638)           (59,723)
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                     (477,124)            145,226              12,317            133,370
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                        7,051,207           6,905,981           1,076,176            942,806
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $     6,574,083     $     7,051,207     $     1,088,493    $     1,076,176
                                                       ================    ================    ================   ================

                                                                    ULTRA SERIES                        ULTRA SERIES
                                                                 CORE BOND FUND,                 CONSERVATIVE ALLOCATION FUND,
                                                                CLASS I, SUBACCOUNT                   CLASS I, SUBACCOUNT
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $       167,433     $       190,352    $          9,206    $        11,264
  Net realized gain (loss) on investments                      (14,158)              5,086              60,751             19,200
  Net change in unrealized appreciation
    (depreciation) on investments                              159,344            (465,213)            (36,149)             9,812
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                  312,619            (269,775)             33,808             40,276

CONTRACT TRANSACTIONS
  Payments received from policy owners                         389,846             417,021              10,204             14,216
  Transfers between subaccounts (including
    fixed accounts), net                                      (421,504)             52,602             105,752            129,545
  Payment for contract benefits and terminations              (367,017)           (848,712)           (112,411)           (16,359)
  Contract charges and fees                                   (442,499)           (476,253)            (26,767)           (27,859)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                     (841,174)           (855,342)            (23,222)            99,543
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                     (528,555)         (1,125,117)             10,586            139,819
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                        7,908,400           9,033,517             704,191            564,372
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $     7,379,845     $     7,908,400     $       714,777    $       704,191
                                                       ================    ================    ================   ================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   ULTRA SERIES                            ULTRA SERIES
                                                             DIVERSIFIED INCOME FUND,                   HIGH INCOME FUND,
                                                               CLASS I, SUBACCOUNT                    CLASS I, SUBACCOUNT
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $       832,194     $       777,101     $        59,150    $        79,796
  Net realized gain (loss) on investments                    4,751,401             936,559              (2,427)            (1,959)
  Net change in unrealized appreciation
    (depreciation) on investments                           (2,175,049)          6,217,413             (38,418)           (14,337)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                3,408,546           7,931,073              18,305             63,500

CONTRACT TRANSACTIONS
  Payments received from policy owners                       3,006,698           3,043,927              46,508             54,696
  Transfers between subaccounts (including
    fixed accounts), net                                      (155,008)           (833,306)           (182,232)           (10,975)
  Payment for contract benefits and terminations            (3,425,266)         (3,304,190)           (105,470)          (180,002)
  Contract charges and fees                                 (3,565,263)         (3,720,763)            (56,931)           (64,973)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                   (4,138,839)         (4,814,332)           (298,125)          (201,254)
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                     (730,293)          3,116,741            (279,820)          (137,754)
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                       57,854,267          54,737,526           1,379,601          1,517,355
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $    57,123,974     $    57,854,267     $     1,099,781    $     1,379,601
                                                       ================    ================    ================   ================

                                                                    ULTRA SERIES                         ULTRA SERIES
                                                             INTERNATIONAL STOCK FUND,               LARGE CAP GROWTH FUND,
                                                                CLASS I, SUBACCOUNT                    CLASS I, SUBACCOUNT
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $        78,049     $       (21,014)    $       (86,407)   $       (91,291)
  Net realized gain (loss) on investments                      263,135              30,053           6,981,485          4,008,683
  Net change in unrealized appreciation
    (depreciation) on investments                             (552,678)            530,853          (2,965,658)         4,803,584
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                 (211,494)            539,892           3,929,420          8,720,976

CONTRACT TRANSACTIONS
  Payments received from policy owners                         192,864             220,396           1,979,955          1,981,605
  Transfers between subaccounts (including
    fixed accounts), net                                       (30,767)           (178,180)           (108,476)          (687,216)
  Payment for contract benefits and terminations              (243,054)           (209,000)         (2,632,691)        (2,172,062)
  Contract charges and fees                                   (142,951)           (159,179)         (1,913,734)        (1,943,345)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                     (223,908)           (325,963)         (2,674,946)        (2,821,018)
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                     (435,402)            213,929           1,254,474          5,899,958
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                        3,109,916           2,895,987          37,059,647         31,159,689
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $     2,674,514     $     3,109,916     $    38,314,121    $    37,059,647
                                                       ================    ================    ================   ================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   ULTRA SERIES                             ULTRA SERIES
                                                              LARGE CAP VALUE FUND,                        MID CAP FUND,
                                                               CLASS I, SUBACCOUNT                      CLASS I, SUBACCOUNT
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $       316,378     $       452,345     $      (166,155)   $      (164,359)
  Net realized gain (loss) on investments                   12,903,536           1,125,128           4,646,645            975,974
  Net change in unrealized appreciation
    (depreciation) on investments                           (5,138,570)         15,511,840          (2,835,226)         3,717,587
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                8,081,344          17,089,313           1,645,264          4,529,202

CONTRACT TRANSACTIONS
  Payments received from policy owners                       4,084,804           4,144,665           1,157,758          1,217,616
  Transfers between subaccounts (including
    fixed accounts), net                                      (387,174)           (901,996)           (278,012)          (344,214)
  Payment for contract benefits and terminations            (5,078,806)         (3,548,241)         (1,292,392)        (1,301,997)
  Contract charges and fees                                 (4,266,421)         (4,354,621)         (1,081,894)        (1,128,313)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                   (5,647,597)         (4,660,193)         (1,494,540)        (1,556,908)
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                    2,433,747          12,429,120             150,724          2,972,294
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                       73,552,078          61,122,958          19,768,121         16,795,827
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $    75,985,825     $    73,552,078     $    19,918,845    $    19,768,121
                                                       ================    ================    ================   ================

                                                                   ULTRA SERIES                             ULTRA SERIES
                                                             MODERATE ALLOCATION FUND,                  MONEY MARKET FUND,
                                                               CLASS I, SUBACCOUNT                      CLASS I, SUBACCOUNT
                                                       ===================================     ===================================
                                                            2014                2013                2014               2013
==================================================================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $        21,177     $        22,370     $       (19,075)   $       (26,159)
  Net realized gain (loss) on investments                      290,672              28,974                   -                  -
  Net change in unrealized appreciation
    (depreciation) on investments                             (179,527)            279,157                   -                  -
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets
    resulting from operations                                  132,322             330,501             (19,075)           (26,159)

CONTRACT TRANSACTIONS
  Payments received from policy owners                         151,893             151,511             262,785            280,756
  Transfers between subaccounts (including
    fixed accounts), net                                        69,473              31,619             (87,372)          (830,716)
  Payment for contract benefits and terminations              (679,486)           (290,738)           (354,706)          (534,050)
  Contract charges and fees                                   (112,769)           (121,140)           (230,304)          (258,888)
                                                       ----------------    ----------------    ----------------   ----------------
  Net increase (decrease) in net assets from
    contract transactions                                     (570,889)           (228,748)           (409,597)        (1,342,898)
                                                       ----------------    ----------------    ----------------   ----------------
  Total increase (decrease) in net assets                     (438,567)            101,753            (428,672)        (1,369,057)
                                                       ----------------    ----------------    ----------------   ----------------
NET ASSETS
  Beginning of period                                        2,475,475           2,373,722           2,394,991          3,764,048
                                                       ----------------    ----------------    ----------------   ----------------
  End of period                                        $     2,036,908     $     2,475,475     $     1,966,319    $     2,394,991
                                                       ================    ================    ================   ================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                            CMFG VARIABLE LIFE INSURANCE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                              FOR THE YEARS ENDED DECEMBER 31,

                                                                    ULTRA SERIES
                                                                  SMALL CAP FUND,
                                                                CLASS I, SUBACCOUNT
                                                       ====================================
                                                            2014                2013
===========================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                         $          (427)    $         (1,191)
  Net realized gain (loss) on investments                       24,676              113,407
  Net change in unrealized appreciation
    (depreciation) on investments                               (8,615)             (54,366)
                                                       ----------------    -----------------
  Net increase (decrease) in net assets
    resulting from operations                                   15,634               57,850

CONTRACT TRANSACTIONS
  Payments received from policy owners                           7,414                8,129
  Transfers between subaccounts (including
    fixed accounts), net                                        10,073                8,112
  Payment for contract benefits and terminations               (13,977)              (5,660)
  Contract charges and fees                                    (10,226)              (9,326)
                                                       ----------------    -----------------
  Net increase (decrease) in net assets from
    contract transactions                                       (6,716)               1,255
                                                       ----------------    -----------------
  Total increase (decrease) in net assets                        8,918               59,105
                                                       ----------------    -----------------
NET ASSETS
  Beginning of period                                          246,471              187,366
                                                       ----------------    -----------------
  End of period                                        $       255,389     $        246,471
                                                       ================    =================

                       SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS
(1) ORGANIZATION

    The CMFG Variable Life Insurance Account (the "Account") is a unit investment trust organized under the laws of the State of Iowa and registered with the Securities Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Account was established as a separate account of CMFG Life Insurance Company (the "Company") to receive and invest net premiums paid by the policy owners to the Company under two flexible premium variable life insurance policy types issued by the Company: MEMBERS(R) Variable Universal Life and UltraVers ALL-LifeSM (type 1) and MEMBERS(R) Variable Universal Life II (type 2) ("contracts").

    The Account is divided into a number of subaccounts and the contract owner makes elections from the subaccounts listed below in which to participate:

    FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                    ULTRA SERIES FUND
      Templeton Developing Markets VIP Fund (1)                              Aggressive Allocation Fund (1)
      (f/k/a Templeton Developing Markets Securities Fund)                   Core Bond Fund
    MFS(R) VARIABLE INSURANCE TRUST II                                       Conservative Allocation Fund (1)
      MFS(R) Strategic Income Portfolio                                      Diversified Income Fund
    OPPENHEIMER VARIABLE ACCOUNT FUNDS                                       High Income Fund (1)
      Oppenheimer Global Strategic Income Fund/VA (1)                        International Stock Fund (1)
    T. ROWE PRICE INTERNATIONAL SERIES, INC.                                 Large Cap Growth Fund
      T. Rowe Price International Stock Portfolio                            Large Cap Value Fund
                                                                             Mid Cap Fund
                                                                             Moderate Allocation Fund (1)
                                                                             Money Market Fund
    (1) This subaccount is only available in the MEMBERS(R) Variable         Small Cap Fund (1)
        Universal Life II (type 2) product.

    The Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of an underlying open-end management investment company that is registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

    Except for the Ultra Series Fund, the subaccounts invest in independently managed mutual funds. Madison Asset Management, LLC, with which the Company has an alliance, serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the Board of Trustees of the Ultra Series Fund. The Company receives a percentage of the advisory fees charged by the alliance. The fee income recorded by the Company was $7,986,000 and $8,285,000 for the years ended December 31, 2014 and 2013 of which $417,000 and $386,000, respectively, was related to the Account.

    The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company.

    The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

(2) SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services- Investment Companies.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the

                    CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       NOTES TO FINANCIAL STATEMENTS

(2) SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    INVESTMENT VALUATION

    Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

    FEDERAL INCOME TAXES

    The operations of the Account are included in the federal income tax return of CUNA Mutual Holding Company and subsidiaries ("CMHC"), the Account's ultimate parent. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). The Account's activities are included in the Company's taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the policies. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

    RECENTLY ADOPTED ACCOUNTING STANDARDS UPDATE

    In 2014, the FASB adopted Accounting Standards Update No. 2013-08 ("ASU 2013-08") which updated FASB Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Key provisions include providing comprehensive guidance for assessing whether an entity is an investment company, requiring an investment company to measure investments in other companies at fair value, and new disclosures. The only impact on the Account is that it must disclose that it is an investment company and follows the accounting and reporting guidance. Other provisions in ASU 2013-08 were not applicable to the Account.

(3) FEES AND CHARGES

    POLICY CHARGES

    In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy and are included in contract charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount:

    ADMINISTRATIVE FEE: The Company has primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the policy for the first ten policy years. This fee is not assessed after ten policy years.

    Surrender Charges: For the type 1 product, the sales and administrative expenses are incurred when a policy is issued and are deferred (deferred charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during the first ten years. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the guideline annual premium (as defined under the Investment Company Act of 1940) of the policy.

    For the type 2 product, in the event a policy owner surrenders a policy prior to nine years, the policy owner is assessed a contractual surrender charge to compensate the Company for certain sales and administrative expenses. Any such surrender charges are included in contract charges and fees in the accompanying Statements of Changes in Net Assets. The surrender charges are deducted from the payout in the event of a complete surrender of the policy during the first nine policy years; there is no surrender charge after nine policy years. Should there be a change of a specified amount, surrender charges are deducted from the payout for

                    CMFG VARIABLE LIFE INSURANCE ACCOUNT
                       NOTES TO FINANCIAL STATEMENTS

    (3) FEES AND CHARGES (CONTINUED)

    the first nine years following the change. There are no surrender charges after nine years following the change to a specified amount.

    POLICY FEE: The Company incurs first-year expenses upon issue of a policy, and assesses each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the type 1 product only) to recover these expenses.

    COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company is responsible for providing the insurance benefits provided in the policy. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the policy owner, the benefit amount specified in the policy, and the cash value, all as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including children's insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

    ACCOUNT CHARGES

    MORTALITY AND EXPENSE RISK CHARGE: The Company deducts a daily mortality and expense risk charge from the assets of the Account to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%. These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

(4) FAIR VALUE

    Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

    The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

              o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

              o  Level 2: All significant inputs are
                 observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active and (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

              o Level 3: One or more significant inputs are unobservable and reflect the Account's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

    The hierarchy requires the use of market observable information when available for assessing fair value.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(4) FAIR VALUE (CONTINUED)

    The following table summarizes the Account's assets that are measured at fair value as of December 31, 2014. All of the Account's assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

DECEMBER 31, 2014 ASSETS, AT FAIR VALUE                                             LEVEL 2                TOTAL
===========================================================================================================================
Templeton Developing Markets VIP Fund, Class 2, Subaccount                      $             16,782   $            16,782
MFS(R) Strategic Income Portfolio, Initial Class, Subaccount                                 269,317               269,317
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount                   13,446                13,446
T. Rowe Price International Stock Portfolio, Subaccount                                    6,574,083             6,574,083
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                               1,088,493             1,088,493
Ultra Series Core Bond Fund, Class I, Subaccount                                           7,379,845             7,379,845
Ultra Series Conservative Allocation Fund, Class I, Subaccount                               714,777               714,777
Ultra Series Diversified Income Fund, Class I, Subaccount                                 57,123,974            57,123,974
Ultra Series High Income Fund, Class I, Subaccount                                         1,099,781             1,099,781
Ultra Series International Stock Fund, Class I, Subaccount                                 2,674,514             2,674,514
Ultra Series Large Cap Growth Fund, Class I, Subaccount                                   38,314,121            38,314,121
Ultra Series Large Cap Value Fund, Class I, Subaccount                                    75,985,825            75,985,825
Ultra Series Mid Cap Fund, Class I, Subaccount                                            19,918,845            19,918,845
Ultra Series Moderate Allocation Fund, Class I, Subaccount                                 2,036,908             2,036,908
Ultra Series Money Market Fund, Class I, Subaccount                                        1,966,319             1,966,319
Ultra Series Small Cap Fund, Class I, Subaccount                                             255,389               255,389
===========================================================================================================================
     TOTAL ASSETS                                                               $        215,432,419   $       215,432,419
===========================================================================================================================

    The following table summarizes the Account's assets that are measured at fair value as of December 31, 2013. All of the Account's assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

DECEMBER 31, 2013 ASSETS, AT FAIR VALUE                                             LEVEL 2                TOTAL
===========================================================================================================================
Templeton Developing Markets VIP Fund, Class 2, Subaccount                      $             21,863   $            21,863
MFS(R) Strategic Income Portfolio, Initial Class, Subaccount                                 276,669               276,669
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount                   14,130                14,130
T. Rowe Price International Stock Portfolio, Subaccount                                    7,051,207             7,051,207
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                               1,076,176             1,076,176
Ultra Series Core Bond Fund, Class I, Subaccount                                           7,908,400             7,908,400
Ultra Series Conservative Allocation Fund, Class I, Subaccount                               704,191               704,191
Ultra Series Diversified Income Fund, Class I, Subaccount                                 57,854,267            57,854,267
Ultra Series High Income Fund, Class I, Subaccount                                         1,379,601             1,379,601
Ultra Series International Stock Fund, Class I, Subaccount                                 3,109,916             3,109,916
Ultra Series Large Cap Growth Fund, Class I, Subaccount                                   37,059,647            37,059,647
Ultra Series Large Cap Value Fund, Class I, Subaccount                                    73,552,078            73,552,078
Ultra Series Mid Cap Fund, Class I, Subaccount                                            19,768,121            19,768,121
Ultra Series Moderate Allocation Fund, Class I, Subaccount                                 2,475,475             2,475,475
Ultra Series Money Market Fund, Class I, Subaccount                                        2,394,991             2,394,991
Ultra Series Small Cap Fund, Class I, Subaccount                                             246,471               246,471
===========================================================================================================================
     TOTAL ASSETS                                                               $        214,893,203   $       214,893,203
===========================================================================================================================

    There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2014 and 2013.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(5) PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2014 were as follows:

===========================================================================================================================
YEAR ENDED DECEMBER 31, 2014                                                        PURCHASES                SALES
===========================================================================================================================
Templeton Developing Markets VIP Fund, Class 2, Subaccount                      $            285       $             3,495
MFS(R) Strategic Income Portfolio, Initial Class, Subaccount                               8,958                    16,487
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount                  640                     1,133
T. Rowe Price International Stock Portfolio, Subaccount                                  324,775                   615,154
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                             270,136                   138,964
Ultra Series Core Bond Fund, Class I, Subaccount                                         466,793                 1,140,535
Ultra Series Conservative Allocation Fund, Class I, Subaccount                           184,706                   143,450
Ultra Series Diversified Income Fund, Class I, Subaccount                              5,601,723                 5,230,770
Ultra Series High Income Fund, Class I, Subaccount                                        94,396                   333,371
Ultra Series International Stock Fund, Class I, Subaccount                               427,914                   368,687
Ultra Series Large Cap Growth Fund, Class I, Subaccount                                6,867,827                 3,815,050
Ultra Series Large Cap Value Fund, Class I, Subaccount                                12,606,520                 7,083,111
Ultra Series Mid Cap Fund, Class I, Subaccount                                         4,373,664                 2,152,406
Ultra Series Moderate Allocation Fund, Class I, Subaccount                               371,492                   739,581
Ultra Series Money Market Fund, Class I, Subaccount                                      168,976                   597,647
Ultra Series Small Cap Fund, Class I, Subaccount                                          45,432                    25,657

    The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2013 were as follows:

 ===========================================================================================================================
 YEAR ENDED DECEMBER 31, 2013                                                        PURCHASES                SALES
 ===========================================================================================================================
Templeton Developing Markets VIP Fund, Class 2, Subaccount                       $            469       $             3,067
MFS(R) Strategic Income Portfolio, Initial Class, Subaccount *                            285,520                     7,390
MFS(R) Strategic Income Series, Initial Class, Subaccount **                               22,792                   287,527
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount                 1,150                    28,080
T. Rowe Price International Stock Portfolio, Subaccount                                   246,124                   943,628
Ultra Series Aggressive Allocation Fund, Class I, Subaccount                              114,917                   158,488
Ultra Series Core Bond Fund, Class I, Subaccount                                          513,682                 1,178,672
Ultra Series Conservative Allocation Fund, Class I, Subaccount                            165,734                    37,306
Ultra Series Diversified Income Fund, Class I, Subaccount                               1,947,430                 5,984,661
Ultra Series High Income Fund, Class I, Subaccount                                        126,271                   247,729
Ultra Series International Stock Fund, Class I, Subaccount                                110,775                   457,752
Ultra Series Large Cap Growth Fund, Class I, Subaccount                                 3,690,326                 3,664,477
Ultra Series Large Cap Value Fund, Class I, Subaccount                                  2,096,166                 6,304,014
Ultra Series Mid Cap Fund, Class I, Subaccount                                            872,980                 2,297,029
Ultra Series Moderate Allocation Fund, Class I, Subaccount                                168,661                   375,039
Ultra Series Money Market Fund, Class I, Subaccount                                       838,217                 2,207,274
Ultra Series Small Cap Fund, Class I, Subaccount                                          125,636                    16,840

    *  Commenced operations on August 16, 2013.
    ** Ceased operations on August 16, 2013.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for years ended December 31, 2014 and December 31, 2013 were as follows:

                                                        TEMPLETON                                MFS(R)
                                                        DEVELOPING                             STRATEGIC
                                                        MARKETS VIP                        INCOME PORTFOLIO,
                                                       FUND, CLASS 2,                        INITIAL CLASS,
                                                        SUBACCOUNT                            SUBACCOUNT *
                                           =====================================   ==================================
                                             Type 1 ^              Type 2            Type 1             Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012                   -               1,175                -                   -

     Units issued                                        -                   -           11,913                  29

     Units redeemed                                      -                (136)            (272)                 (1)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                   -               1,039           11,641                  28

     Units issued                                        -                   -                2                   -

     Units redeemed                                      -                (161)            (557)                (15)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014                   -                 878           11,086                  13
                                           ====================================    ==================================

                                                           MFS(R)                               OPPENHEIMER
                                                         STRATEGIC                           GLOBAL STRATEGIC
                                                       INCOME SERIES,                         INCOME FUND/VA,
                                                       INITIAL CLASS,                       NON-SERVICE SHARES,
                                                        SUBACCOUNT **                           SUBACCOUNT
                                           =====================================   ==================================
                                             Type 1                Type 2            Type 1 ^           Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012              12,293                  30                -               9,443

     Units issued                                        2                   -                -                   -

     Units redeemed                                (12,295)                (30)               -              (6,223)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                   -                   -                -               3,220

     Units issued                                        -                   -                -                   -

     Units redeemed                                      -                   -                -                (217)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014                   -                   -                -               3,003
                                           ====================================    ==================================

                                                       T. ROWE PRICE                           ULTRA SERIES
                                                       INTERNATIONAL                            AGGRESSIVE
                                                           STOCK                                ALLOCATION
                                                         PORTFOLIO,                           FUND, CLASS I,
                                                         SUBACCOUNT                             SUBACCOUNT
                                           =====================================   ==================================
                                             Type 1                Type 2            Type 1 ^           Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012             358,260              20,562                -             106,105

     Units issued                                   29,227                   -                -              24,231

     Units redeemed                                (60,646)             (7,181)               -             (30,504)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013             326,841              13,381                -              99,832

     Units issued                                   26,916                   -                -              18,176

     Units redeemed                                (42,477)             (1,130)               -             (23,104)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014             311,280              12,251                -              94,904
                                           ====================================    ==================================

     ^ This Subaccount is not available in this product type.
     *  Commenced operations on August 16, 2013.
     **  Ceased operations on August 16, 2013.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING (continued)

                                                        ULTRA SERIES                            ULTRA SERIES
                                                         CORE BOND                              CONSERVATIVE
                                                           FUND,                              ALLOCATION FUND,
                                                          CLASS I,                                CLASS I,
                                                        SUBACCOUNT                              SUBACCOUNT
                                           =====================================   ==================================
                                             Type 1                Type 2            Type 1 ^           Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012             111,442             214,216                -              50,373

     Units issued                                    6,885             127,761                -              14,372

     Units redeemed                                (13,054)            161,400)               -              (5,859)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013             105,273             180,577                -              58,886

     Units issued                                    8,038             126,651                -              11,582

     Units redeemed                                (13,107)           (161,698)               -             (13,577)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014             100,204             145,530                -              56,891
                                           ====================================    ==================================

                                                        ULTRA SERIES                           ULTRA SERIES
                                                        DIVERSIFIED                            HIGH INCOME
                                                          INCOME                                  FUND,
                                                       FUND, CLASS I,                            CLASS I,
                                                        SUBACCOUNT                             SUBACCOUNT
                                           =====================================   ==================================
                                             Type 1                Type 2            Type 1 ^           Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012             639,812             531,538                -              81,242

     Units issued                                   41,443             124,254                -              47,980

     Units redeemed                                (91,618)           (176,278)               -             (58,599)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013             589,637             479,514                -              70,623

     Units issued                                   36,710             122,694                -              48,069

     Units redeemed                                (76,550)           (161,791)               -             (62,813)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014             549,797             440,417                -              55,879
                                           ====================================    ==================================

                                                         ULTRA SERIES                          ULTRA SERIES
                                                        INTERNATIONAL                           LARGE CAP
                                                         STOCK FUND,                           GROWTH FUND,
                                                           CLASS I,                              CLASS I,
                                                         SUBACCOUNT                            SUBACCOUNT
                                           =====================================   ==================================
                                             Type 1 ^              Type 2            Type 1             Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012                   -             131,354          707,795             628,048

     Units issued                                        -             108,724           48,571             231,863

     Units redeemed                                      -            (122,247)        (102,796)           (290,319)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                   -             117,831          653,570             569,592

     Units issued                                        -             101,360           48,074             204,350

     Units redeemed                                      -            (109,538)         (88,309)           (260,562)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014                   -             109,653          613,335             513,380
                                           ====================================    ==================================

    ^ This Subaccount is not available in this product type.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(6) CHANGES IN UNITS OUTSTANDING (continued)

                                                       ULTRA SERIES                            ULTRA SERIES
                                                         LARGE CAP                                MID CAP
                                                        VALUE FUND,                                FUND,
                                                          CLASS I,                                CLASS I,
                                                        SUBACCOUNT                              SUBACCOUNT
                                           =====================================   ==================================
                                             Type 1                Type 2            Type 1             Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012             584,474             720,976          410,470             361,117

     Units issued                                   44,836             303,559           41,621             158,813

     Units redeemed                                (80,181)           (380,133)         (66,733)           (194,818)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013             549,129             644,402          385,358             325,112

     Units issued                                   37,356             270,897           30,675             143,726

     Units redeemed                                (74,219)           (342,876)         (54,159)           (172,135)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014             512,266             572,423          361,874             296,703
                                           ====================================    ==================================

                                                        ULTRA SERIES                         ULTRA SERIES
                                                          MODERATE                           MONEY MARKET
                                                         ALLOCATION                             FUND,
                                                       FUND, CLASS I,                          CLASS I,
                                                         SUBACCOUNT                           SUBACCOUNT
                                           =====================================   ==================================
                                             Type 1 ^              Type 2            Type 1             Type 2
=====================================================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012                   -             236,539           53,098             219,727

     Units issued                                        -              39,707           28,044              52,325

     Units redeemed                                      -             (60,785)         (30,701)           (163,378)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                   -             215,461           50,441             108,674

     Units issued                                        -              37,718           10,040              29,613

     Units redeemed                                      -             (85,975)         (10,786)            (63,798)
                                           ------------------------------------    ----------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014                   -             167,204           49,695              74,489
                                           ====================================    ==================================

                                                         ULTRA SERIES
                                                           SMALL CAP
                                                            FUND,
                                                           CLASS I,
                                                          SUBACCOUNT
                                           ====================================
                                             Type 1 ^              Type 2
================================================================================
UNITS OUTSTANDING AT DECEMBER 31, 2012                   -              15,345

     Units issued                                        -               4,937

     Units redeemed                                      -              (4,936)
                                           ------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2013                   -              15,346

     Units issued                                        -               4,774

     Units redeemed                                      -              (5,202)
                                           ------------------------------------
UNITS OUTSTANDING AT DECEMBER 31, 2014                   -              14,918
                                           ====================================

     ^ This Subaccount is not available in this product type.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS

    The table below provides financial highlights for each subaccount for the five years ended December 31, 2014. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period.

                                                       TEMPLETON DEVELOPING MARKETS VIP FUND, CLASS 2, SUBACCOUNT
                                  =================================================================================================
                                         2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year           -    $ 21.04       -    $ 21.44       -    $ 19.11       -    $ 22.92        -   $ 19.67
Unit value - End of year                 -    $ 19.10       -    $ 21.04       -    $ 21.44       -    $ 19.11        -   $ 22.92
Net assets at end of year (000's)        -    $    17       -    $    22       -    $    25       -    $    26        -   $    45
Units outstanding at end of year (000's) -          1       -          1       -          1       -          1        -         2
Total return (1)                         -     -9.22%       -     -1.87%       -     12.19%       -    -16.62%        -    16.52%
Investment income ratio (2)              -      1.45%       -      1.97%       -      1.38%       -      1.01%        -     1.62%
Expense ratio (3)                        -      0.90%       -      0.90%       -      0.90%       -      0.90%        -     0.90%

                                                      MFS(R) STRATEGIC INCOME PORTFOLIO, INITIAL CLASS, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013 (c)           2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year      $ 23.72     $ 19.98 $      -   $     -        -         -        -         -        -       -
Unit value - End of year            $ 24.27     $ 20.45 $  23.72   $ 19.98        -         -        -         -        -       -
Net assets at end of year
 (000's)                            $   269     $     - $    276   $     1        -         -        -         -        -       -
Units outstanding at end of year
 (000's)                                 11           -       12         -        -         -        -         -        -       -
Total return (1)                      2.32%       2.35%    2.33%     2.41%        -         -        -         -        -       -
Investment income ratio (2)           3.20%       3.20%    8.40%     8.40%        -         -        -         -        -       -
Expense ratio (3)                     0.90%       0.90%    0.90%     0.90%        -         -        -         -        -       -

                                                          MFS(R) STRATEGIC INCOME SERIES, INITIAL CLASS, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013 (d)           2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year        -           -   $  23.60   $ 19.83 $  21.48   $ 18.06 $  20.69   $ 17.40 $  18.96   $  15.95
Unit value - End of year              -           -          -         - $  23.60   $ 19.83 $  21.48   $ 18.06 $  20.69   $  17.40
Net assets at end of year (000's)     -           -          -         - $    290   $     1 $    278   $     1 $    596   $      3
Units outstanding at end of year
 (000's)                              -           -          -         -       12         -       13       0.5       29        0.5
Total return (1)                      -           -     -1.78%    -1.61%    9.87%     9.80%    3.82%     3.79%    9.12%      9.09%
Investment income ratio (2)           -           -     12.80%    12.80%    5.78%     5.78%    6.88%     6.88%    4.83%      4.83%
Expense ratio (3)                     -           -      0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%      0.90%

                                             OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA, NON-SERVICE SHARES, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012 (b)           2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year            -   $  4.39        -   $  4.45        -   $     -        -         -        -        -
Unit value - End of year                  -   $  4.48        -   $  4.39        -   $  4.45        -         -        -        -
Net assets at end of year (000's)         -   $    13        -   $    14        -   $    42        -         -        -        -
Units outstanding at end of year (000's)  -         3        -         3        -         9        -         -        -        -
Total return (1)                          -     2.05%        -    -1.35%        -     1.60%        -         -        -        -
Investment income ratio (2)               -     4.25%        -     4.47%        -     0.00%        -         -        -        -
Expense ratio (3)                         -     0.90%        -     0.90%        -     0.90%        -         -        -        -

    ^ This Subaccount is not available in this product type.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (continued)

                                                         T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                    Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year      $  21.05   $ 12.75 $  18.63   $ 11.29 $  15.87   $  9.61 $  18.37   $ 11.12 $  16.20   $  9.80
Unit value - End of year            $  20.63   $ 12.48 $  21.05   $ 12.75 $  18.63   $ 11.29 $  15.87   $  9.61 $  18.37   $ 11.12
Net assets at end of year
 (000's)                            $  6,421   $   153 $  6,881   $   171 $  6,674   $   232 $  6,117   $   244 $  7,757   $   314
Units outstanding at end of year
 (000's)                                 311        12      327        13      358        21      385        25      422        28
Total return (1)                      -2.00%    -2.12%   12.99%    12.93%   17.39%    17.48%  -13.61%   -13.58%   13.40%    13.47%
Investment income ratio (2)            1.04%     1.04%    0.85%     0.85%    1.25%     1.25%    1.49%     1.49%    0.94%     0.94%
Expense ratio (3)                      0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%

                                                       ULTRA SERIES AGGRESSIVE ALLOCATION FUND, CLASS I, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012              2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year            -   $ 10.78        -   $  8.89        -   $  8.06        -   $  8.10        -    $  7.35
Unit value - End of year                  -   $ 11.47        -   $ 10.78        -   $  8.89        -   $  8.06        -    $  8.10
Net assets at end of year (000's)         -   $ 1,088        -   $ 1,076        -   $   943        -   $   776        -    $   723
Units outstanding at end of year (000's)  -        95        -       100        -       106        -        96        -         89
Total return (1)                          -     6.40%        -    21.26%        -    10.30%        -    -0.49%        -     10.20%
Investment income ratio (2)               -     1.95%        -     1.20%        -     2.45%        -     1.79%        -      1.78%
Expense ratio (3)                         -     0.90%        -     0.90%        -     0.90%        -     0.90%        -      0.90%

                                                            ULTRA SERIES CORE BOND FUND, CLASS I, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year       $ 46.41    $ 16.74 $ 47.90    $ 17.25 $ 46.83    $ 16.87 $ 44.27    $ 15.94 $ 42.18   $ 15.19
Unit value - End of year             $ 48.33    $ 17.43 $ 46.41    $ 16.74 $ 47.90    $ 17.25 $ 46.83    $ 16.87 $ 44.27   $ 15.94
Net assets at end of year
 (000's)                             $ 4,843    $ 2,536 $ 4,886    $ 3,022 $ 5,338    $ 3,696 $ 5,517    $ 3,894 $ 5,656   $ 4,041
Units outstanding at end of year
 (000's)                                 100        146     105        181     111        214     118        231     128       254
Total return (1)                       4.14%      4.12%  -3.11%     -2.96%   2.28%      2.25%   5.78%      5.83%   4.95%     4.94%
Investment income ratio (2)            3.10%      3.10%   3.14%      3.14%   3.21%      3.21%   3.66%      3.66%   3.91%     3.91%
Expense ratio (3)                      0.90%      0.90%   0.90%      0.90%   0.90%      0.90%   0.90%      0.90%   0.90%     0.90%

                                                       ULTRA SERIES CONSERVATIVE ALLOCATION FUND, CLASS I, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year            -   $ 11.96        -    $ 11.20       -   $ 10.37        -   $ 10.14        -    $  9.44
Unit value - End of year                  -   $ 12.56        -    $ 11.96       -   $ 11.20        -   $ 10.37        -    $ 10.14
Net assets at end of year (000's)         -   $   715        -    $   704       -   $   564        -   $   285        -    $   292
Units outstanding at end of year (000's)  -        57        -         59       -        50        -        27        -         29
Total return (1)                          -     5.02%        -      6.79%       -     8.00%        -     2.27%        -      7.42%
Investment income ratio (2)               -     2.21%        -      2.76%       -     4.58%        -     3.52%        -      4.12%
Expense ratio (3)                         -     0.90%        -      0.90%       -     0.90%        -     0.90%        -      0.90%

    ^ This Subaccount is not available in this product type.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (continued)

                                                        ULTRA SERIES DIVERSIFIED INCOME FUND, CLASS I, SUBACCOUNT
                                   ================================================================================================
                                           2014               2013               2012               2011               2010
                                   ------------------- ------------------ ------------------ ------------------ -------------------
                                    Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year      $  84.13   $ 17.21 $  73.12 $ 14.96   $  68.21   $ 13.95 $  63.82   $ 13.06 $  57.47   $ 11.76
Unit value - End of year            $  89.29   $ 18.24 $  84.13 $ 17.21   $  73.12   $ 14.96 $  68.21   $ 13.95 $  63.82   $ 13.06
Net assets at end of year
 (000's)                            $ 49,090   $ 8,034 $ 49,604 $ 8,251   $ 46,785   $ 7,952 $ 46,833   $ 7,664 $ 47,336   $ 7,983
Units outstanding at end of year
 (000's)                                 550       440      590     480        640       532      687       549      742       611
Total return (1)                       6.13%     5.98%   15.06%  15.04%      7.20%     7.24%    6.88%     6.81%   11.04%    11.05%
Investment income ratio (2)            2.36%     2.36%    2.26%   2.26%      2.70%     2.70%    2.94%     2.94%    3.56%     3.56%
Expense ratio (3)                      0.90%     0.90%    0.90%   0.90%      0.90%     0.90%    0.90%     0.90%    0.90%     0.90%

                                                            ULTRA SERIES HIGH INCOME FUND, CLASS I, SUBACCOUNT
                                   ================================================================================================
                                           2014               2013               2012               2011               2010
                                   ------------------- ------------------ ------------------ ------------------ -------------------
                                    Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year             -   $ 19.53        -   $ 18.68        -   $ 16.94        -   $ 16.28        -   $ 14.70
Unit value - End of year                   -   $ 19.68        -   $ 19.53        -   $ 18.68        -   $ 16.94        -   $ 16.28
Net assets at end of year (000's)          -   $ 1,100        -   $ 1,380        -   $ 1,517        -   $ 1,428        -   $ 1,430
Units outstanding at end of year (000's)   -        56        -        71        -        81        -        84        -        88
Total return (1)                           -     0.77%        -     4.55%        -    10.27%        -     4.05%        -    10.75%
Investment income ratio (2)                -     5.67%        -     6.39%        -     8.44%        -     7.06%        -     7.24%
Expense ratio (3)                          -     0.90%        -     0.90%        -     0.90%        -     0.90%        -     0.90%

                                                        ULTRA SERIES INTERNATIONAL STOCK FUND, CLASS I, SUBACCOUNT(a)
                                   ================================================================================================
                                           2014               2013               2012               2011               2010
                                   ------------------- ------------------ ------------------ ------------------ -------------------
                                    Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year             -   $ 26.39        -    $ 22.05       -   $ 18.34        -   $ 20.04        -   $ 18.88
Unit value - End of year                   -   $ 24.39        -    $ 26.39       -   $ 22.05        -   $ 18.34        -   $ 20.04
Net assets at end of year (000's)          -   $ 2,675        -    $ 3,110       -   $ 2,896        -   $ 2,524        -   $ 2,899
Units outstanding at end of year (000's)   -       110        -        118       -       131        -       138        -       145
Total return (1)                           -    -7.58%        -     19.68%       -    20.23%        -    -8.48%        -     6.14%
Investment income ratio (2)                -     3.57%        -      0.20%       -     1.70%        -     1.86%        -     2.74%
Expense ratio (3)                          -     0.90%        -      0.90%       -     0.90%        -     0.90%        -     0.90%

                                                        ULTRA SERIES LARGE CAP GROWTH FUND, CLASS I, SUBACCOUNT
                                   ================================================================================================
                                           2014               2013               2012               2011               2010
                                   ------------------- ------------------ ------------------ ------------------ -------------------
                                    Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year      $  44.09   $ 14.47 $  34.10   $ 11.19 $  30.96   $ 10.15 $  31.61   $ 10.37 $  28.44   $  9.33
Unit value - End of year            $  49.00   $ 16.09 $  44.09   $ 14.47 $  34.10   $ 11.19 $  30.96   $ 10.15 $  31.61   $ 10.37
Net assets at end of year (000's)   $ 30,054   $ 8,260 $ 28,816   $ 8,243 $ 24,135   $ 7,025 $ 24,040   $ 6,868 $ 26,535   $ 7,618
Units outstanding at end of year
 (000's)                                 613       513      654       570      708       628      777       677      840       735
Total return (1)                      11.14%    11.20%   29.30%    29.31%   10.14%    10.25%   -2.06%    -2.12%   11.15%    11.15%
Investment income ratio (2)            0.67%     0.67%    0.63%     0.63%    0.77%     0.77%    0.24%     0.24%    0.57%     0.57%
Expense ratio (3)                      0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%

    ^ This Subaccount is not available in this product type.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (continued)

                                                          ULTRA SERIES LARGE CAP VALUE FUND, CLASS I, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year     $ 117.07   $ 14.38 $  90.81   $ 11.16 $  81.96   $ 10.07 $  77.00   $  9.46 $  71.74   $  8.82
Unit value - End of year           $ 130.44   $ 16.01 $ 117.07   $ 14.38 $  90.81   $ 11.16 $  81.96   $ 10.07 $  77.00   $  9.46
Net assets at end of year
 (000's)                           $ 66,821   $ 9,164 $ 64,286   $ 9,266 $ 53,078   $ 8,045 $ 51,415   $ 7,770 $ 52,463   $ 7,949
Units outstanding at end of year
 (000's)                                512       572      549       644     584        721      627       772      681       840
Total return (1)                     11.42%    11.34%   28.92%    28.85%  10.80%     10.82%    6.44%     6.45%    7.33%     7.26%
Investment income ratio (2)           1.32%     1.32%    1.56%     1.56%   2.08%      2.08%    2.03%     2.03%    1.95%     1.95%
Expense ratio (3)                     0.90%     0.90%    0.90%     0.90%   0.90%      0.90%    0.90%     0.90%    0.90%     0.90%

                                                               ULTRA SERIES MID CAP FUND, CLASS I, SUBACCOUNT (A)
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year     $ 25.29    $ 30.83 $ 19.74    $ 24.07 $ 17.14    $ 20.89 $ 16.55    $ 20.18 $ 13.90    $ 16.95
Unit value - End of year           $ 27.54    $ 33.55 $ 25.29    $ 30.83 $ 19.74    $ 24.07 $ 17.14    $ 20.89 $ 16.55    $ 20.18
Net assets at end of year
 (000's)                           $ 9,964    $ 9,954 $ 9,744    $10,024 $ 8,104    $ 8,692 $ 7,580    $ 8,352 $ 7,902    $ 9,043
Units outstanding at end of year
 (000's)                               362        297     385         325    410        361     442        400     477        448
Total return (1)                     8.90%      8.82%  28.12%      28.08% 15.17%     15.22%   3.56%      3.52%  19.06%     19.06%
Investment income ratio (2)          0.04%      0.04%   0.01%       0.01%  0.30%      0.30%   0.18%      0.18%   0.45%      0.45%
Expense ratio (3)                    0.90%      0.90%   0.90%       0.90%  0.90%      0.90%   0.90%      0.90%   0.90%      0.90%

                                                         ULTRA SERIES MODERATE ALLOCATION FUND, CLASS I, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year            -   $ 11.49  $     -    $ 10.04       -   $  9.16        -   $  9.06        -   $  8.30
Unit value - End of year                  -   $ 12.18  $     -    $ 11.49       -   $ 10.04        -   $  9.16        -   $  9.06
Net assets at end of year (000's)         -   $ 2,037  $     -    $ 2,475       -   $ 2,374        -   $ 2,321        -   $ 2,313
Units outstanding at end of year (000's)  -       167        -        215       -       237        -       253        -       255
Total return (1)                          -     6.01%        -     14.44%       -     9.61%        -     1.10%        -     9.16%
Investment income ratio (2)               -     1.82%        -      1.83%       -     2.98%        -     2.69%        -     3.29%
Expense ratio (3)                         -     0.90%        -      0.90%       -     0.90%        -     0.90%        -     0.90%

                                                             ULTRA SERIES MONEY MARKET FUND, CLASS I, SUBACCOUNT
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2 Type 1      Type 2
===================================================================================================================================
Unit value - Beginning of year     $ 22.86    $ 11.43 $ 23.10    $ 11.55 $ 23.32    $ 11.67 $ 23.53    $ 11.77 $ 23.74    $ 11.88
Unit value - End of year           $ 22.62    $ 11.31 $ 22.86    $ 11.43 $ 23.10    $ 11.55 $ 23.32    $ 11.67 $ 23.53    $ 11.77
Net assets at end of year (000's)  $ 1,124    $   842 $ 1,153    $ 1,242 $ 1,226    $ 2,538 $ 1,340    $ 2,664 $ 1,505    $ 3,423
Units outstanding at end of year
 (000's)                                50         74      50        109      53        220      57        228      64        291
Total return (1)                    -1.05%     -1.05%  -1.04%     -1.04%  -0.94%     -1.03%  -0.89%     -0.85%  -0.88%     -0.93%
Investment income ratio (2)          0.00%      0.00%   0.00%      0.00%   0.00%      0.00%   0.00%      0.00%   0.00%      0.00%
Expense ratio (3)                    0.90%      0.90%   0.90%      0.90%   0.90%      0.90%   0.90%      0.90%   0.90%      0.90%

    ^ This Subaccount is not available in this product type.

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS (continued)

                                                              ULTRA SERIES SMALL CAP FUND, CLASS I, SUBACCOUNT(a)
                                  =================================================================================================
                                          2014               2013               2012               2011               2010
                                  ------------------- ------------------ ------------------ ------------------ --------------------
                                   Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2 Type 1 ^    Type 2
===================================================================================================================================
Unit value - Beginning of year            -   $ 16.06        -    $ 12.21       -   $ 10.67        -   $ 10.67        -   $  8.49
Unit value - End of year                  -   $ 17.12        -    $ 16.06       -   $ 12.21        -   $ 10.67        -   $ 10.67
Net assets at end of year (000's)         -   $   255        -    $   246       -   $   187        -   $   291        -   $   108
Units outstanding at end of year (000's)  -        15        -         15       -        15        -        27        -        10
Total return (1)                          -     6.60%        -     31.53%       -    14.43%        -     0.00%        -    25.68%
Investment income ratio (2)               -     0.73%        -      0.34%       -     0.96%        -     0.51%        -     0.65%
Expense ratio (3)                         -     0.90%        -      0.90%       -     0.90%        -     0.90%        -     0.90%

^ This Subaccount is not available in this product type.

===================================================================================================================================

(1) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(a) Effective as of May 1, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap subaccounts, respectively. The Ultra Series Mid Cap subaccount's performance prior to May 1, 2010 is based on the accounting predecessor, the Ultra Series Mid Cap Growth subacount. The Ultra Series Small Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value subaccount. The Ultra Series Global Cap subaccount's performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International subaccount.

(b) For the period of October 26, 2012 to December 31, 2012.

(c) For the period of August 16, 2013 to December 31, 2013.

(d) For the period of January 1, 2013 to August 16, 2013.

(8) SUBSEQUENT EVENTS

    The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG LIFE INSURANCE COMPANY
AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2014 AND 2013 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2014
AND INDEPENDENT AUDITORS' REPORT

                                                         TABLE OF CONTENTS
-----------------------------------------------------------------------------------------------------------------------------------
Independent Auditors' Report..................................................................................................   1
Consolidated Balance Sheets as of December 31, 2014 and 2013..................................................................   3
Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2014, 2013 and 2012...................   5
Consolidated Statements of Stockholder's Equity for the Years Ended December 31, 2014, 2013 and 2012..........................   7
Consolidated Statements of Cash Flows for the Years Ended December 31, 2014, 2013 and 2012....................................   8
Notes to the Consolidated Financial Statements
        Note 1--General.......................................................................................................  10
        Note 2--Summary of Significant Accounting Policies....................................................................  10
        Note 3--Investments, Debt Securities..................................................................................  25
        Note 3--Investments, Equity Securities................................................................................  26
        Note 3--Investments, Mortgage Loans...................................................................................  26
        Note 3--Investments, Real Estate......................................................................................  30
        Note 3--Investments, Equity in Unconsolidated Affiliates..............................................................  31
        Note 3--Investments, Limited Partnerships.............................................................................  32
        Note 3--Investments, Short-Term Investments...........................................................................  33
        Note 3--Investments, Other Invested Assets............................................................................  34
        Note 3--Investments, Net Investment Income............................................................................  35
        Note 3--Investments, Net Realized Investment Gains (Losses)...........................................................  36
        Note 3--Investments, Other-Than-Temporary Investment Impairments......................................................  37
        Note 3--Investments, Net Unrealized Investment Gains..................................................................  39
        Note 3--Investments, Investment Credit Risk...........................................................................  43
        Note 3--Investments, Derivative Financial Instruments.................................................................  43
        Note 3--Investments, Embedded Derivatives.............................................................................  47
        Note 3--Investments, Asset Restrictions...............................................................................  48
        Note 3--Investments, Securities on Deposit/Assets Designated..........................................................  48
        Note 4--Fair Value....................................................................................................  48
        Note 5--Income Tax....................................................................................................  60
        Note 6--Reinsurance...................................................................................................  64
        Note 7--Deferred Policy Acquisition Costs.............................................................................  66
        Note 8--Liability for Claim Reserves..................................................................................  67
        Note 9--Benefit Plans.................................................................................................  68
        Note 10--Statutory Financial Data and Dividend Restrictions...........................................................  74
        Note 11--Notes and Interest Payable...................................................................................  75
        Note 12--Accumulated Other Comprehensive Income.......................................................................  78
        Note 13--Commitments and Contingencies................................................................................  80
        Note 14--Discontinued Operations......................................................................................  82
        Note 15--Subsequent Events............................................................................................  85

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of CMFG Life Insurance Company:

We have audited the accompanying consolidated financial statements of CMFG Life Insurance Company and its subsidiaries (the "Company"), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2014, and the related notes to the consolidated financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE CONSOLIDATED FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. In 2012, we did not audit the financial statements of the Company's 50% equity investment in CMG Mortgage Insurance Company and CMG Mortgage Assurance Company (collectively, "CMG"), which were accounted for under the equity method. The Company's equity in the net loss of CMG was $12 million for the year ended December 31, 2012. In 2012, the financial statements of CMG were audited by other auditors whose report had been furnished to us, and our opinion, insofar as it related to the amounts related to CMG obtained from such financial statements and used by the Company to determine its share of equity in net loss of CMG was based solely on the report of other auditors. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, based on our audits and the report of the other auditors, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CMFG Life Insurance Company and its subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

EMPHASIS-OF-MATTER

As discussed in Note 14 to the financial statements, in 2014, the Company reached an agreement to sell Producers Ag Insurance Group, Inc. ("PAIG") and its subsidiaries. As a result of the strategic shift to exit the crop insurance business, the Company's assets and liabilities of the crop insurance business have been presented as discontinued operations within the consolidated balance sheets and the results of their operations and their cash flows have been presented as discontinued operations for all comparative periods presented. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 4, 2015

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2014 and 2013
($ in 000s)

================================================================================

                                 ASSETS                                      2014             2013
------------------------------------------------------------------------------------------------------
CASH AND INVESTMENTS
   Debt securities, available for sale, at fair value
     (amortized cost 2014 - $8,523,778; 2013 - $8,029,561)             $    9,106,654   $   8,319,692
   Equity securities, available for sale, at fair value
     (cost 2014 - $111,898; 2013 - $55,204)                                   117,076          53,148
   Mortgage loans, less valuation allowance                                 1,455,472       1,378,374
   Real estate held for the production of income,
     at cost less accumulated depreciation                                     49,778          53,037
   Real estate held-for-sale, at cost less accumulated depreciation             3,218               -
   Policy loans                                                               103,921         103,020
   Equity in unconsolidated affiliates                                              -          81,917
   Limited partnerships (includes $736,644 and $0,
     respectively, relating to variable interest entities)                    751,047         644,318
   Short-term investments                                                       1,027             988
   Student loans, at fair value                                                17,218          19,046
   Other invested assets                                                      127,337         117,165
------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENTS                                                       11,732,748      10,770,705

   Cash and cash equivalents (includes $13,444 and $0,
     respectively, relating to variable interest entities)                    275,869         316,407
------------------------------------------------------------------------------------------------------

TOTAL CASH AND INVESTMENTS                                                 12,008,617      11,087,112

   Accrued investment income                                                  107,991         105,322
   Premiums receivable, net                                                   269,015         250,673
   Reinsurance recoverables                                                   129,416         123,155
   Receivable from the Federal Crop Insurance Corporation                           -               -
   Net federal income taxes recoverable                                             -          30,103
   Deferred policy acquisition costs                                          417,399         414,329
   Office properties, equipment and computer software, at cost less
     accumulated depreciation                                                 159,978         159,207
   Net deferred tax asset                                                           -               -
   Goodwill, net                                                               34,879          35,535
   Intangible assets, net                                                       5,228           7,243
   Other assets and receivables (includes $2,777 and $0,
     respectively, relating to variable interest entities)                    165,492         109,956
   Assets of discontinued operations (Note 14)                                503,017         541,231
   Separate account assets                                                  3,873,407       4,632,123
------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                           $   17,674,439   $  17,495,989
======================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               3

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2014 and 2013
($ in 000s)

================================================================================

                    LIABILITIES AND STOCKHOLDER'S EQUITY                    2014             2013
------------------------------------------------------------------------------------------------------
LIABILITIES
   Policyholder account balances                                       $    5,210,464   $   5,165,348
   Claim and policy benefit reserves - life and health                      3,312,076       3,066,210
   Loss and loss adjustment expense reserves - property and casualty          413,996         399,661
   Unearned premiums                                                          437,216         412,511
   Notes and interest payable (includes $107,369 and $0,
     respectively, relating to variable interest entities)                    393,261         243,004
   Dividends payable to policyholders                                          13,542          14,229
   Reinsurance payable                                                         73,926          68,059
   Net deferred tax liability                                                 107,563             822
   Net federal income taxes payable                                             2,412               -
   Accrued pension and postretirement benefit liability                       187,778         175,539
   Accounts payable and other liabilities (includes $689 and $0,
     respectively, relating to variable interest entities)                    517,875         513,962
   Liabilities of discontinued operations (Note 14)                           434,649         457,390
   Separate account liabilities                                             3,873,407       4,632,123
------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                          14,978,165      15,148,858
------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES (NOTE 13)

STOCKHOLDER'S EQUITY
   Common stock, $1 par value, authorized 7,500 shares;
     issued and outstanding 7,500 shares                                        7,500           7,500
   Additional paid in capital                                                  15,000          15,000
   Retained earnings                                                        2,472,971       2,268,154
   Accumulated other comprehensive income, net
     of tax expense (2014 - $115,968; 2013 - $38,073)                         200,803          56,477
------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDER'S EQUITY                                                  2,696,274       2,347,131
------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                             $   17,674,439   $  17,495,989
======================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               4

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2014, 2013 and 2012
($ in 000s)

================================================================================

                                                                         2014          2013          2012
------------------------------------------------------------------------------------------------------------
REVENUES
  Life and health premiums, net                                     $ 1,363,235   $ 1,339,149   $ 1,292,011
  Contract charges                                                       81,919        84,378        85,418
  Property and casualty premiums, net                                   713,339       660,604       578,269
  Net investment income                                                 561,953       551,949       522,670
  Net realized investment gains (losses)
     Total other-than-temporary impairments                                  32         4,296       (27,076)
     Portion of (gains) losses recognized
        in other comprehensive income (loss)                             (1,151)      (17,822)      (20,116)
                                                                    -----------------------------------------
     Net other-than-temporary impairment losses
        recognized in operations                                         (1,119)      (13,526)      (47,192)
     Sales and other realized investment gains                           12,717        24,317        34,046
                                                                    -----------------------------------------
        Total net realized investment gains (losses)                     11,598        10,791       (13,146)
  Commission and fee income                                             301,389       293,671       268,607
  Other income                                                           48,692        35,563        35,665
-------------------------------------------------------------------------------------------------------------

TOTAL REVENUES                                                        3,082,125     2,976,105     2,769,494
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
  Life and health insurance claims and benefits, net                    893,895       870,596       868,414
  Property and casualty insurance loss and loss
     adjustment expenses, net                                           451,202       418,798       379,876
  Interest credited to policyholder account balances                    129,107       161,508       160,118
  Policyholder dividends                                                 24,947        29,404        30,868
  Operating and other expenses                                        1,231,980     1,212,550     1,100,404
-------------------------------------------------------------------------------------------------------------

TOTAL BENEFITS AND EXPENSES                                           2,731,131     2,692,856     2,539,680
-------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
  AND EQUITY OF UNCONSOLIDATED AFFILIATES                               350,994       283,249       229,814

  Income tax expense                                                    108,562        87,942        49,994
-------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  EQUITY OF UNCONSOLIDATED AFFILIATES                                   242,432       195,307       179,820

  Equity (loss) of unconsolidated affiliates, net of tax (benefit)
     (2014 - $58; 2013 - $1,319; 2012 - ($6,663))                           107         2,470       (12,283)
-------------------------------------------------------------------------------------------------------------

INCOME FROM CONTINUING OPERATIONS                                       242,539       197,777       167,537
-------------------------------------------------------------------------------------------------------------

                                                                                                 (continued)

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               5

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss), continued
Years Ended December 31, 2014, 2013 and 2012
($ in 000s)

================================================================================

                                                                                 2014          2013          2012
---------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                                            $   242,539   $   197,777   $  167,537

  Loss from discontinued operations, net of tax (benefit)
    (2014 - ($15,521); 2013 - ($18,951); 2012 - ($20,285)) (Note 14)             (37,722)      (35,595)     (17,093)
---------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                       204,817       162,182      150,444
---------------------------------------------------------------------------------------------------------------------

  Foreign currency translation adjustment, net of tax expense (benefit) -
    (2014 - ($69); 2013 - $10,420; 2012 - ($293))                                 (1,859)       24,524          (35)
  Change in unrealized gains (losses), net of tax expense (benefit) -
    (2014 - $108,066; 2013 - ($155,627); 2012 - $143,776)                        201,280      (290,522)     266,371
  Reclassification adjustment for (gains) losses
    included in net income, net of tax expense (benefit) -
    (2014 - ($8,710); 2013 - ($13,900); 2012 - ($16,106))                        (16,176)      (25,815)     (29,912)
  Change in pension liability, net of tax expense (benefit) -
    (2014 - ($21,387); 2013 - $22,687; 2012 - ($8,043))                          (39,719)       42,897      (14,938)
  Change in discontinued operations, net of tax expense (benefit)
    (2014 - ($5); 2013 - $297; 2012 - ($256))                                        800          (290)        (476)
  Reclassification of accumulated other comprehensive income of
    discontinued operations                                                            -             -      (11,933)
---------------------------------------------------------------------------------------------------------------------

OTHER COMPREHENSIVE INCOME (LOSS)                                                144,326      (249,206)     209,077
---------------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE INCOME (LOSS)                                            $   349,143   $   (87,024)  $  359,521
=====================================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               6

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2014, 2013 and 2012
($ in 000s)

================================================================================

                                                                       Accumulated
                                             Additional                   Other         Total
                                   Common      Paid in     Retained   Comprehensive  Stockholder's
                                   Stock       Capital     Earnings      Income          Equity
---------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2011        $   7,500  $   15,000  $ 1,978,370  $     96,606  $    2,097,476

  Net income                              -           -      150,444             -         150,444
  Other comprehensive income              -           -            -       209,077         209,077
  Dividends declared                      -           -      (21,842)            -         (21,842)
---------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2012            7,500      15,000    2,106,972       305,683       2,435,155

  Net income                              -           -      162,182             -         162,182
  Other comprehensive income              -           -            -      (249,206)       (249,206)
  Dividends declared                      -           -       (1,000)            -          (1,000)
---------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2013            7,500      15,000    2,268,154        56,477       2,347,131

  Net income                              -           -      204,817             -         204,817
  Other comprehensive income              -           -            -       144,326         144,326
---------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2014        $   7,500  $   15,000  $ 2,472,971  $    200,803  $    2,696,274
===================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               7

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2014, 2013 and 2012
($ in 000s)

================================================================================

                                                                        2014            2013            2012
-----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES
 Income from continuing operations                                  $   242,539     $   197,777     $   167,537
   Adjustments to reconcile income from continuing operations to net cash provided by continuing operating activities:
     Undistributed income of limited partnerships                       (11,712)        (25,612)        (16,390)
     Net realized investment (gains) losses                             (11,598)        (10,791)         13,146
     Undistributed (income) losses of unconsolidated subsidiaries          (107)         (2,470)         12,283
     Amortization of deferred policy acquisition costs                  295,633         294,243         283,334
     Policy acquisition costs deferred                                 (330,349)       (304,395)       (280,339)
     Depreciation of office properties, equipment,
        software and real estate                                         30,821          28,868          28,455
     Amortization of intangible assets                                    1,339           1,478           1,242
     Amortization of bond premium and discount                           (2,551)         (7,837)          3,445
     Premium deficiency - loss recognition event                         30,917               -               -
     Deferred income taxes                                               29,492          61,183          42,597
     Policyholder charges on investment-type contracts                  (24,382)        (25,646)        (24,656)
     Interest credited to policyholder account balances                 129,107         161,508         160,118
     Impairment of goodwill                                                   -               -           1,780
     Gain on sale of product lines                                       (4,125)              -               -
 Changes in other assets and liabilities
   Accrued investment income                                             (2,626)         (1,157)         (6,224)
   Premiums receivable                                                  (18,418)        (26,986)         (5,827)
   Reinsurance recoverables                                              (6,257)         (4,464)        (12,472)
   Accrued income taxes                                                  32,465          14,735         (14,896)
   Other assets and receivables                                          (1,247)        (19,687)         (5,234)
   Insurance reserves                                                   239,075         202,275         281,187
   Unearned premiums                                                     25,155          28,460          28,022
   Reinsurance payable                                                    5,859           7,807           7,693
   Accounts payable and other liabilities                               (35,303)         86,020          30,416
-----------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY CONTINUING OPERATING ACTIVITIES                    613,727         655,309         695,217
-----------------------------------------------------------------------------------------------------------------

                                                                                                (continued)

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               8

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2014, 2013 and 2012
($ in 000s)

================================================================================

                                                               2014              2013             2012
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of investments
      Debt securities                                     $  (1,252,389)   $  (1,377,621)   $  (1,677,802)
      Equity securities                                         (60,195)         (19,867)         (22,628)
      Mortgage loans                                           (390,364)        (405,857)        (311,611)
      Real estate                                                (4,632)          (2,690)          (3,337)
      Short-term investments                                    (20,045)              (9)          (1,139)
      Limited partnerships                                     (206,272)        (137,228)        (164,367)
      Other invested assets                                    (221,263)        (219,030)        (321,961)
  Proceeds on sale or maturity of investments
      Debt securities                                           785,154        1,008,635        1,368,791
      Equity securities                                           3,816            3,543            5,591
      Mortgage loans                                            312,099          176,250          118,650
      Real estate                                                 1,880           20,332            5,728
      Short-term investments                                     20,009              992            7,135
      Limited partnerships                                      111,620          122,602           76,707
      Other invested assets                                     234,296          254,194          309,135
  Purchases of office properties, equipment, and
      computer software, net                                    (31,545)         (23,803)         (34,605)
  Investment in unconsolidated affiliates                             -           (1,500)               -
  Proceeds from sales of unconsolidated affiliates
      and product lines                                          74,385                -                -
  Change in policy loans and other, net                            (894)           1,131             (324)
-----------------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                          (644,340)        (599,926)        (646,037)
-----------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account deposits                               1,318,190          819,701          692,556
  Policyholder account withdrawals                           (1,422,696)        (916,688)        (734,772)
  Notes payable - borrowings                                    420,000          115,000          182,000
  Notes payable - repayments                                   (273,018)         (86,000)         (67,133)
  Change in bank overdrafts                                     (15,124)          13,118              968
  Capital lease payments                                        (11,365)         (11,020)          (8,279)
  Cash holdings of entity dividended to parent                        -          (15,590)               -
  Dividend to parent                                                  -                -                -
  Proceeds from sale-leaseback                                        -            4,123            9,840
  Payment of debt financing costs                                (3,185)               -                -
-----------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                        12,802          (77,356)          75,180
-----------------------------------------------------------------------------------------------------------

CHANGE IN CASH AND CASH EQUIVALENTS                             (17,811)         (21,973)         124,360
CASH FLOW FROM DISCONTINUED OPERATIONS (NOTE 14)                (21,449)        (101,271)          49,716
EFFECT OF FOREIGN EXCHANGE RATE ON CASH                          (1,278)           3,956               48
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                  316,407          435,695          261,571
-----------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                  $     275,869    $     316,407    $     435,695
===========================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION
  Cash paid during the year for interest                  $      10,840    $      10,212    $      10,791
  Cash paid during the year for income taxes                     46,420           10,917           26,472
===========================================================================================================

--------------------------------------------------------------------------------
See accompanying notes to the consolidated financial statements.               9

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 1: GENERAL

NATURE OF BUSINESS

CMFG Life Insurance Company ("CMFG Life" or, with its subsidiaries, the "Company") is a life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability sold to credit unions; retirement plans and group life and disability products for credit union employees; and life, health and annuity policies for credit union members. CMFG Life is an indirect, wholly-owned subsidiary of CUNA Mutual Holding Company ("CMHC"), a mutual holding company. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company is also engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance, and other businesses useful to credit unions and their members and retirement plan services.

The Company is licensed to sell insurance in all 50 states and the District of Columbia and most of its revenue and the revenues of its affiliated companies are generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 10%, 9% and 8% of the Company's premiums for the years ended December 31, 2014, 2013 and 2012, respectively.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). All intercompany accounts and transactions have been eliminated. Effective January 1, 2015, the Company sold its crop insurance business and is presented as discontinued operations in the consolidated financial statements. See Note 14 for details.

The Company consolidates a variable interest entity ("VIE") when it is the primary beneficiary. A primary beneficiary is the entity with both the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and the obligation to absorb losses, or the right to receive benefits, that could potentially be significant to the VIE.

USE OF ESTIMATES

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determinations of other-than-temporary impairments, deferral of policy acquisition costs and the related amortization and recoverability, embedded derivatives, valuation of goodwill and intangible assets, deferred tax asset valuation reserves, insurance liabilities, reinsurance balances and pension and postretirement obligations are most affected by the use of estimates and assumptions.

INVESTMENTS

Investments in debt securities, including bonds and redeemable preferred stocks, and investments in equity securities, including common stocks and non-redeemable preferred stocks, are classified as available for sale and are carried at fair value.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Unrealized gains and losses on investments in debt and equity securities, net of any deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of stockholder's equity unless designated as a hedged item in a fair value hedge.

Debt securities: A debt security is considered other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company's anticipated holding period of the security. If a credit loss exists, but the Company does not intend to sell the impaired debt security and is not more likely than not to be required to sell before recovery, it is required to bifurcate the impairment into the loss that is attributable to credit and non-credit related loss. The credit portion of the other-than-temporary impairment ("OTTI") is the difference between the present value of the expected future cash flows and amortized cost. Only the estimated credit loss amount is recognized in net realized investment gains (losses), with the remainder of the loss amount recognized in other comprehensive income
(loss). If the Company intends to sell the security or it is more likely than not that the Company will be required to sell before anticipated recovery in value, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered to at least its cost basis.

Equity securities: An equity security is considered other-than-temporarily impaired, and its cost basis written down to fair value with the OTTI loss being recognized in net realized investment gains (losses), when management expects the cost basis not to be recoverable. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered to at least its cost basis.

Mortgage loans: Mortgage loans held for investment are generally carried at their aggregate unpaid principal balance, adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. The loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States collateralized by completed properties. The Company believes all of the loans in the portfolio share three primary credit related risks: borrower creditworthiness; sustainability of the cash flow of the property; and property valuation; therefore, the method for monitoring and assessing credit risk is consistent for the entire portfolio. Mortgage loans are considered to be impaired when management, based on assessments performed on a loan-by-loan basis, finds it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either: the present value of the expected future cash flows discounted at the lowest original effective interest rate, the loan's observable market price, or the fair value of collateral. The original valuation allowance and subsequent changes in the valuation allowance are recorded in net realized investment gains (losses).

Mortgage loans are placed on nonaccrual status if the financial condition of the borrower causes the asset to be maintained on a cash basis, if full payment of principal or interest is not expected or if the principal or interest has been in default for more than 90 days unless the asset is both well secured and in process of collection. A loan is returned to accrual status if it meets the following criteria:

  o None of the principal or accrued interest is past due and repayment of the remaining contractual obligation is expected;

  o   The loan becomes well secured and in the process of collection.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The exceptions to meeting the first criterion are as follows:

  o The loan has been formally restructured and repayment is assured under the modified terms;

  o   The loan is a purchased impaired loan;

  o The borrower is making the contractual principal and interest payments and, while the loan may not be fully current, it is reasonably assured that the loan will be able to become current within a reasonable period and the borrower has shown a sustained period of being able to make the contractual payments.

When a loan is on nonaccrual status and any payments received are applied toward the principal balance, these payments are not reversed when the loan is placed back on accrual status. Generally, there is no immediate income recognition when removing a loan from nonaccrual status.

Real estate held for the production of income: Investments in real estate are carried at cost net of accumulated depreciation. When events or circumstances indicate the carrying value of real estate may not be recoverable, it is tested for impairment. Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains (losses).

Real estate held-for-sale: Certain real estate was classified as held-for-sale at December 31, 2014 and is being actively marketed; depreciation was suspended as a result. There was no real estate classified as held-for-sale at December 31, 2013. Certain real estate was classified as held-for-sale at December 31, 2012 and depreciation was suspended as a result. During 2013, $5,331 of properties that were not sold, net of $10,393 of accumulated depreciation, were reclassified as held for the production of income, depreciation resumed, and catch-up depreciation of $379 was recorded in net realized investment gains (losses).

Policy loans: Policy loans are reported at their unpaid principal balance. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Equity in unconsolidated affiliates: Equity in unconsolidated affiliates included investments in companies (principally the Company's 50% interest in CMG Mortgage Insurance Company ("CMG MI") and CMG Mortgage Assurance Company ("CMGA")) over which the Company could exercise significant influence over the operating and financial policies of the investee. Generally, this occurs when the Company's ownership ranges from 20% to 50%. The Company accounted for these investments using the equity method whereby the Company's proportionate share of the net income (loss) of these unconsolidated affiliates is reported in the consolidated statement of comprehensive income (loss), net of related income taxes.

Equity in unconsolidated affiliates investments were assessed for impairment annually or whenever events or circumstances indicated that the carrying amount of such assets may not be fully recoverable. An impairment loss may need to be recognized as an equity loss of unconsolidated affiliates to the extent the carrying value of the assets exceeded the fair value of such assets. In 2012, the Company recorded an impairment loss on its equity in unconsolidated affiliates. See Note 3, Investments, Equity in Unconsolidated Affiliates, for details. The estimation of fair values requires assumptions by management about factors that are uncertain including future cash flows, the appropriate discount rate and other factors. The Company sold its 50% interests in CMG MI and CMGA in 2014. See Note 3, Investments, Equity in Unconsolidated Affiliates, for additional information on this sale.

Limited partnerships: Limited partnerships primarily represent interests in energy, mezzanine, private equity, and real estate partnerships and are accounted for under the equity method. Due to the availability of financial statements from the partnerships' general partners, limited partnership investment income is generally recorded on a three-month lag, as adjusted for contributions and distributions.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Short-term investments: Short-term investments include debt securities with maturities less than one year at date of purchase and are reported at amortized cost, which approximates fair value.

Student loans: Student loans primarily represent loans made through private lending arrangements. The Company elected to carry student loans at fair value, and changes in the fair value are reported in net realized investment gains (losses).

Other invested assets: Other invested assets primarily consist of derivatives, margin deposits, investment in common stock of Federal Home Loan Bank ("FHLB"), investments receivable and notes receivable. Derivative financial instruments are accounted for at fair value. See "Derivative Financial Instruments" for a detailed discussion of the Company's derivatives. For certain derivatives, the counterparty requires margin deposits as well as daily cash settlements of margin accounts, and amounts on deposit are included in other invested assets. The FHLB stock is a restricted stock purchased to facilitate borrowing from FHLB and is carried at cost. Investments receivable are carried at cost and represent receivables for investments that have been sold or interest that is due but the cash has not been received. Notes receivable are carried at amortized cost.

Investment income: Interest income related to mortgage-backed and other structured securities is recognized on an accrual basis using a constant effective yield method, based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are based on industry averages or internal estimates. Interest income related to non-structured securities is recognized on an accrual basis using a constant effective yield method. Discounts and premiums on debt securities are amortized over the estimated lives of the respective securities on an effective yield basis. Dividends are recorded at the ex-dividend date. Investment income is also derived from real estate investments, limited partnerships, student loans, notes receivable and derivative activity. Income from real estate investments, student loans and notes receivable are accounted for on an accrual basis. Income from investments in limited partnership interests, is accounted for under the equity method generally on a three-month lag, as adjusted for contributions and distributions, and recognized in net investment income.

Realized gains and losses: Realized gains and losses on the sale of investments are determined on a specific identification basis and are recorded on the trade date.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative instruments, such as swaps, options, and futures, to manage exposure to various currency and market risks. All such derivatives are recorded in the consolidated balance sheets at fair value. See Note 3, Investments-Derivative Financial Instruments and Note 4, Fair Value for additional information on the Company's derivative financial instruments.

The Company issues products that contain embedded derivatives including equity-indexed annuities and guarantees contained in variable annuity and single premium deferred annuity policies. Derivatives embedded within non-derivative host contracts are separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Such embedded derivatives are recorded at fair value, and they are reported as part of policyholder account balances in the consolidated balance sheets, with the change in the value being recorded in net realized investment gains (losses).

The Company may designate certain derivatives as fair value hedges, cash flow hedges or hedges of net investments. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains (losses).

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Fair Value Hedges: For instruments that qualify as fair value hedges, the changes in fair value of the hedging instruments are recorded in net realized investment gains (losses). The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in net realized investment gains (losses). The difference between the changes in fair value of the hedging instrument and the changes in fair value of the hedged item represents the ineffectiveness in an otherwise effective hedging relationship.

Cash Flow Hedges: The Company designates certain derivative instruments as cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the swaps attributable to hedged risk are recorded in accumulated other comprehensive income to the extent the hedge is effective, with any ineffectiveness recorded in net realized investment gains (losses). Amounts are reclassified from accumulated other comprehensive income (loss) to net investment income when cash flows associated with the hedged item are included in net income.

Hedges of Net Investments: The Company uses certain derivative instruments to hedge a portion of the equity in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates. When deemed effective, changes in fair value of the instruments are recorded in accumulated other comprehensive income. Any ineffectiveness, in an otherwise effective hedging relationship, is recorded in net realized investment gains (losses).

Non-Hedge Derivatives: The Company is party to certain interest rate swaps that are not designated as qualified hedging instruments. Changes in fair value and the income and expenses associated with derivatives not classified as qualified hedges are recorded in net realized investment gains (losses).

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include unrestricted deposits in financial institutions, money market mutual funds, and U.S. Treasury bills with maturities at the date of purchase of 90 days or less.

VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and the Company's involvement with the entity. When assessing the need to consolidate a VIE, the Company evaluates the design of the VIE as well as the related exposure to the variable interest holders.

The primary beneficiary is the entity that has both the power to direct the activities of the VIE that most significantly affect the entity's economic performance and the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and the Company's ability to influence activities that significantly affect the economic performance of the VIE. In 2014, the Company transferred its existing investments in limited partnerships into new limited partnerships it controls ("MCA Funds"). The MCA Funds meet the definition of a VIE.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table presents the total assets and total liabilities associated with the Company's variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

=======================================================================================================

                                                  LIMITED PARTNERSHIP     AFFILIATED
                                  SECURITIZATION       INVESTMENT          NOTES AND
                                      VEHICLES          VEHICLES       INTEREST PAYABLE      TOTAL
-------------------------------------------------------------------------------------------------------
DECEMBER 31, 2014

Assets:
    Limited partnerships           $   392,273      $      344,371      $            -   $     736,644
    Cash and cash equivalents           12,455                 989                   -          13,444
    Other assets and recievables         2,777                   -                   -           2,777
-------------------------------------------------------------------------------------------------------

Total assets                           407,505             345,360                   -         752,865
=======================================================================================================

Liabilities:
    Notes and interest payable     $   217,715      $            -      $     (110,346)  $     107,369
    Accounts payable
       and other liabilities               404                 285                   -             689
-------------------------------------------------------------------------------------------------------

Total liabilities                  $   218,119      $          285      $     (110,346)  $     108,058
=======================================================================================================

The assets of the Company's VIEs can be used only to settle obligations of that VIE, and are not available to pay or otherwise satisfy any obligations of the Company's subsidiaries.

The Company calculates the maximum exposure to loss to be the amount invested in the debt or equity of the VIE plus other commitments and guarantees to the VIE. Off-balance sheet exposure consists of commitments to underlying limited partnership investments, which were $561,668 as of December 31, 2014. This amount is included within total commitments disclosed in Note 13.

PREMIUMS RECEIVABLE AND REINSURANCE RECOVERABLES

Premiums receivable and reinsurance recoverables are generally non-interest-bearing and have a 30 to 90 day term. Once collection of individual receivables or recoverables is no longer probable, they are designated as doubtful accounts and an allowance is established for the estimated uncollectible amounts. The allowance for uncollectible receivables is estimated based on a combination of write-off history, aging analysis and any specific, known doubtful accounts. Amounts are written off when they are deemed to be uncollectible.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Credit life and disability insurance coverages are issued on either a single or monthly premium basis and revenue is recognized in relation to anticipated benefits to policyholders. Certain group life and health insurance premiums are recognized on a monthly pro rata basis over the time period to which the premiums relate. Property and casualty insurance premiums are generally recognized ratably over the periods to which the premiums relate. Certain property and casualty contracts insure lenders against losses related to loan collateral, and the premium for these policies is recognized over the expected period of exposure, usually two to six years; such premium is recognized on an accelerated basis versus on a pro rata method to reflect the higher loan balance, and therefore exposure to loss, in the early period of the loan term. An unearned premium reserve is established for the unexpired portion of insurance premiums.

The Company has entered into retrospective rating agreements for certain group life, credit life, credit disability, and liability contracts. Retrospective premiums are accrued as an increase or decrease to premium based on

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

premium and claim experience for each qualifying policy and are included as part of the liability for claim and policy benefit reserves or as premium receivables.

Term-life and whole-life insurance premiums are recognized as premium income when due. Policy benefits for these products are recognized in relation to the premiums so as to result in the recognition of profits over the expected lives of the policies and contracts.

Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to mortality or longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). A deferred profit liability is established for the excess of the gross premium collected over the sum of acquisition expenses incurred plus the initial benefit and maintenance expense reserve established. Deferred profits are included within life and health policy benefit reserves and are recognized over the expected benefit payment period.

Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenues for investment contracts principally consist of net investment income and contract charges such as expense and surrender charges. Expenses for investment contracts consist of interest credited to contracts, benefits incurred in excess of related policyholder account balances and policy maintenance costs.

Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated statements of comprehensive income, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in excess of related policyholder account balances.

COMMISSION AND FEE INCOME

The Company acts as an investment advisor and administrator for employee benefit plans. Revenues for advisory services are recognized pro rata, based upon contractual rates applied to the market value of each customer's portfolio. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

The Company sells non-proprietary insurance products and recognizes commission income on the policy effective date, net of an allowance for refunds on estimated cancellations.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

Deferred Costs: The costs of acquiring insurance business that are directly related to the successful acquisition of new and renewal business are deferred to the extent that such costs are expected to be recoverable from future profits. Such costs principally include commissions and sales costs, direct response advertising costs, premium taxes, and certain policy issuance and underwriting costs. The Company pays credit unions for production of new and renewal business sold for the Company. These costs primarily relate to credit life and credit disability policies as well as accidental death and dismemberment and certain term and whole life products sold to credit union members, products of other insurers sold on a brokered basis, and certain investment products. Such costs totaled $272,955, $250,753, and $226,432 for the years ended December 31, 2014, 2013, and 2012, respectively. These costs are also deferred unless the expenses are associated with non-insurance products or brokered business.

Amortization of Costs: Costs deferred on property and casualty insurance products and credit life and credit disability policies are amortized over the term of the related policies in proportion to the premium recognized as earned. For term-life and whole-life insurance products, deferred policy acquisition costs are amortized in

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

proportion to the ratio of the annual premium to the total anticipated premiums generated by the deferred acquisition costs. For investment contracts, primarily deferred annuities, and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract lives and in any one period in proportion to the relationship of actual gross profits for the period to the present value of all estimated gross profits from mortality, investment, and expense margins. Deferred policy acquisition cost assets for investment contracts and universal life-type products are adjusted for changes in the present value of estimated gross profits. Such adjustments are recorded in the period that the change in the present value of future years' gross profits becomes apparent. An additional adjustment to deferred policy acquisition costs on investment contracts and universal life-type products is made representing the effect on deferred policy acquisition costs that would occur if the unrealized gains and losses on investments related to these contracts were realized; the offset to this adjustment is included in accumulated other comprehensive income. This adjustment is referred to as shadow deferred policy acquisition costs ("shadow DAC"). Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. The primary assumptions for determining the amount of the estimated gross profits are future investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contract holders, and the effects of future persistency, mortality, expenses, and hedges, if any. Financial market volatility increases the variability and risk of estimating gross profits, which in turn could impact amortization of the deferred policy acquisition costs.

Recoverability and Loss Recognition: Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing on an annual basis or when an event occurs that may indicate an inability to recover the deferred costs. To the extent that future policy premiums and investment income or gross profits are not adequate to cover the estimated anticipated losses and maintenance expenses at the time of policy issue, costs that would otherwise qualify for capitalization are not recoverable and are therefore expensed. Deferred policy acquisition costs are written down to the extent that future policy premiums and investment income or gross profits on in force policies are not adequate to cover the related estimated losses and expenses. Loss recognition in excess of the deferred policy acquisition costs balance is recognized by an increase in premium deficiency reserves, which are recorded in claim and policy benefit reserves - life and health in the consolidated balance sheets.

The Company expensed $22,310 in 2014 of previously deferred policy acquisition costs and recognized $8,607 of additional premium deficiency reserves related to long term care insurance as a result of the Company's loss recognition test which includes an assessment of the future profitability of those policies. The Company also recognized $13,118 of shadow loss recognition reserves in other comprehensive income related to long term care insurance due to unrealized investment gains, which leads to lower expected future investment income that will not cover future expected benefit payments.

Internal Replacements: An internal replacement is defined as the modification of product benefits, features, rights or coverage that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider, or by election of a feature or coverage within a contract. When an internal replacement occurs, which results in a substantial change to a policy, unamortized deferred policy acquisition costs, unearned revenues, and deferred sales inducements are expensed on the basis that the change constitutes the issuance of a new policy. Acquisition costs, sales inducements, and unearned revenue associated with the new replacement contract are deferred and amortized over the lifetime of the new contract. An internal replacement that is not a substantial change to the initial policy is accounted for as a continuation of the existing contract and the existing deferred policy acquisition costs, sales inducements and unearned revenue are carried over to the replacement contract.

Sales Inducements: The costs of sales inducements offered on sales to new policyholders are deferred and recorded in other assets and receivables. These costs are primarily related to deferred annuities and are in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

Office properties, equipment and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of office equipment and purchased software is generally three to seven years. The useful life of capitalized costs for internally developed software ranges from three to ten years, while the useful life for office properties is generally 20 years. The following table provides a summary of office properties, equipment and computer software.

======================================================================================================

                                                                            2014              2013
------------------------------------------------------------------------------------------------------
Office properties                                                       $   200,994       $   204,597
Office equipment                                                            118,189           130,170
Computer software                                                           152,503           140,448
------------------------------------------------------------------------------------------------------

Total cost of office properties, equipment and computer software            471,686           475,215
Accumulated depreciation                                                   (311,708)         (316,008)
------------------------------------------------------------------------------------------------------

Office properties, equipment and computer
    software at cost, less accumulated depreciation                     $   159,978       $   159,207
======================================================================================================

Depreciation expense totaled $27,875, $26,942, and $25,715 in 2014, 2013, and 2012, respectively. There were no impairments in 2014, 2013 or 2012.

GOODWILL AND INTANGIBLE ASSETS

Goodwill is not amortized, but is subject to an impairment test annually, or whenever events or circumstances indicate the carrying amount may not be recoverable. Definite-lived intangible assets are amortized over their estimated useful lives, ranging from two to twenty years. Amortization is based on the pattern in which the economic benefits are expected to be realized, when determinable; otherwise, straight line amortization is used. Definite-lived intangible assets are subject to an impairment test whenever events or circumstances indicate the carrying amount may not be recoverable. Based on the results of impairment tests, no impairment charges were required for the years ended December 31, 2014 or 2013. However, an impairment of $1,780 was recorded for goodwill allocated to the Company's investment in the equity of an unconsolidated affiliate in 2012. See Note 3, Investments, Equity in Unconsolidated Affiliates, for additional details.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides a rollforward of goodwill and intangible assets.

===============================================================================================

                                                                              DEFINITE-LIVED
                                                              GOODWILL       INTANGIBLE ASSETS
-----------------------------------------------------------------------------------------------
Gross balance at January 1, 2012                            $     37,315     $         12,556
Accumulated amortization at January 1, 2012                            -               (2,593)
-----------------------------------------------------------------------------------------------

Balance, net, at January 1, 2012                                  37,315                9,963

Impairment                                                        (1,780)                   -
Amortization                                                           -               (1,242)
-----------------------------------------------------------------------------------------------

Balance, net, at December 31, 2012                                35,535                8,721

Amortization                                                           -               (1,478)
-----------------------------------------------------------------------------------------------

Balance, net, at December 31, 2013                                35,535                7,243

Sale of product lines                                               (656)                (676)
Amortization                                                           -               (1,339)
-----------------------------------------------------------------------------------------------

Balance, net, at December 31, 2014                                34,879                5,228

Add: Accumulated amortization at December 31, 2014                     -                6,652
-----------------------------------------------------------------------------------------------

Gross balance at December 31, 2014                          $     34,879     $         11,880
===============================================================================================

Definite-lived intangible assets primarily consist of customer lists and trade names. The weighted average amortization period of definite-lived assets was 10 years in 2014, 2013, and 2012.

The Company sold two product lines in 2014 resulting in goodwill and intangible asset write-offs of $656 and $676, respectively, which were recognized as an offset to the gain on sale, representing the portion of goodwill and intangible assets allocated to the Company's investment in the product lines. The sales did not qualify for discontinued operations accounting and the resulting pre-tax gain of $4,125 is included in Other income in the consolidated statement of comprehensive income (loss).

The following table is a summary of the estimated aggregate amortization expense for intangible assets for the next five years and thereafter.

================================================================================================

ESTIMATED AGGREGATE AMORTIZATION EXPENSE
------------------------------------------------------------------------------------------------
     2015                                                                            $    1,063
     2016                                                                                 1,017
     2017                                                                                   998
     2018                                                                                 1,003
     2019                                                                                   695
     Thereafter                                                                             452
------------------------------------------------------------------------------------------------

Total estimated amortization expense                                                 $    5,228
================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

SEPARATE ACCOUNTS

Separate accounts represent customer accounts related to certain contracts issued by the Company, such as variable annuities and variable life insurance policies, where investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. In some contracts the Company provides certain guarantees. Such guarantees may include a minimum account value upon death, or minimum withdrawal or accumulation benefits. The liabilities for these guarantees are not included in the separate accounts as they are obligations of the Company. See Note 3, Investments--Embedded Derivatives, for further discussion of the guarantees for minimum withdrawal or accumulation benefits. The additional liability held is equal to the current benefit ratio multiplied by the cumulative revenue from the contract's issue date, less cumulative excess death benefits from the issue date, plus interest, and floored at zero. The reserve for minimum death benefit guarantees was $1,311 and $1,705 as of December 31, 2014 and 2013, respectively, and is reported in policyholder account balances in the consolidated balance sheets.

Contract holders are able to invest in investment funds managed for their benefit. Approximately 45% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission. The Company has an agreement with a third party whereby the third party is the investment advisor, administrator and distributor, as applicable, for these unit investment trusts, and the Company receives a fee based on the investments attributable to the insurance products generated by the Company. This fee income was $7,986, $8,285, and $8,153 in 2014, 2013, and 2012,
respectively.

Separate account assets are legally segregated and may only be used to settle separate account liabilities. Separate account assets are carried at fair value, which is based on daily quoted net asset values at which the Company could transact on behalf of the contract holder. Separate account liabilities are equal to the separate account assets and represent contract holders' claims to the related assets. Contract holder deposits to and withdrawals from the separate accounts are recorded directly to the separate account assets and liabilities and are not included in the Company's consolidated statements of comprehensive income (loss).

Charges made by the Company to the contract holders' balances include fees for maintenance, administration, cost of insurance, and surrenders of contracts prior to the contractually specified dates. Such fees are reflected as revenues (contract charges) in the accompanying consolidated statements of comprehensive income (loss) when they are assessed to the contract holder by the Company.

POLICYHOLDER ACCOUNT BALANCES

The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 3.0% to 3.5% in 2014, 3.0% to 3.6% in 2013 and 3.0% to 3.9% in 2012. Future minimum guaranteed interest rates during the life of the contracts vary from 1.0% to 4.5%.

INSURANCE RESERVES

Life and health claim and policy benefit reserves consist principally of future policy benefit reserves and reserves for estimates of future payments on incurred claims reported but not yet paid and unreported incurred claims. Such estimates are developed using actuarial principles and assumptions based on past experience adjusted for current trends. Any change in the probable ultimate liabilities is reflected in net income in the period in which the change is determined. Gross reserves for unpaid claims and adjustment expenses of $305,031 and $311,855 on certain claims, principally those resulting from a disability, are discounted at rates between 0.62% and 0.99% and 0.62% and 0.98% as of December 31, 2014 and 2013, respectively.

For non-participating term-life and whole-life insurance products and participating products for which no policyholder dividends are expected to be paid, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity,

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

withdrawals and expenses. The assumptions are set at issue and persist until a loss recognition event occurs. For participating term-life and whole-life insurance products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, dividends and expenses at the date of policy issuance. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 2.3% to 8.0% as of December 31, 2014 and 2013. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality and morbidity assumptions where deemed necessary.

For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on standard industry valuation tables, modified for the Company's experience if appropriate, and the interest rates used, set at issue, range from 3.5% to 7.5% as of December 31, 2014 and 2013.

Loss and loss adjustment expense reserves for property and casualty products represent the estimated claim cost and loss adjustment expense necessary to cover the ultimate cost of investigating and settling all losses incurred and unpaid as of the balance sheet date. Such reserve estimates are based on individual case estimates for reported losses, estimates for incurred but not reported losses based on past experience and estimated adjustments for ultimate loss expectations based on historical experience patterns and current economic trends and are stated net of estimated salvage and subrogation recoverables of $22,337 and $18,715 at December 31, 2014 and 2013, respectively. Any change in the probable ultimate liabilities is reflected in net income in the period the change is determined to be necessary; such adjustments generally arise from new information emerging and could potentially be material.

POLICYHOLDER DIVIDENDS

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the Board of Directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 27.1% and 27.8% of the policy benefit reserves - life and health as of December 31, 2014 and 2013, respectively.

STOCKHOLDER DIVIDEND

The Company declared a $19,842 dividend in 2012 representing 100% of the stock of a subsidiary, CUNA Mutual Global Holdings, Inc. The entity was transferred to the Company's parent in 2013, which included the transfer of cash of $14,590.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

REINSURANCE

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies that have been ceded and the terms of the reinsurance contracts. Premiums and insurance claims and benefits in the consolidated statements of comprehensive income (loss) are reported net of the amounts ceded to other companies under such reinsurance contracts. Ceded insurance reserves and ceded benefits paid are included in reinsurance recoverables. A prepaid reinsurance asset is also recorded for the portion of unearned premiums related to ceded policies. Any contracts that do not sufficiently transfer the risk of loss are recorded using the deposit method of accounting.

BENEFIT PLANS

The Company recognizes costs for its defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years' benefit costs due to plan amendments or initiation of new plans, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions.

The Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that have not been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income. Each period, changes in funded status are charged or credited, net of income tax, to other comprehensive income (loss).

Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The cost of benefits provided to former or inactive employees after employment, but before retirement, is recognized during an employee's service years if certain requirements are met. Postretirement medical benefits are generally funded on a pay-as-you-go basis.

INCOME TAXES

The Company recognizes taxes payable or refundable and deferred taxes for the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured by applying the enacted tax rates to the difference between the financial statement and tax basis of assets and liabilities. Deferred income tax assets can be realized through future earnings, including but not limited to the generation of future income, reversal of existing temporary differences and available tax planning strategies. The Company records a valuation allowance for deferred tax assets if it determines it is more likely than not that the asset will not be realized. See Note 5 for further discussion.

The Company is subject to tax-related audits. These audits may result in additional tax assets or liabilities. In establishing tax liabilities, the Company determines whether a tax position is more likely than not to be sustained under examination by the appropriate taxing authority. Tax positions that do not meet the more likely than not standard are not recognized. Tax positions that meet this standard are recognized in the consolidated financial statements within net deferred tax assets or liabilities or net federal income taxes recoverable or payable.

FOREIGN EXCHANGE

The Company's consolidated financial statements are impacted by changes in foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The accounts of foreign-based subsidiaries and branch operations are measured using the local currency as the functional currency. Revenues and expenses of these operations are translated into U.S. dollars at the average exchange rate for the period. Assets and liabilities of these operations are translated at the exchange rate as of the end of the reporting period. The resulting gains or losses from translating foreign currency are included in accumulated other comprehensive income as a separate component of stockholder's equity.

The foreign exchange impacts of investment holdings classified as available for sale are included in accumulated other comprehensive income as a separate component of stockholder's equity. The foreign exchange transaction gains (losses) from all other investment holdings are reflected in operating and other expenses in the Company's consolidated statements of comprehensive income (loss) and were ($1,021), ($513), and $148 for the years ended December 31, 2014, 2013 and 2012, respectively.

RECENTLY ADOPTED ACCOUNTING STANDARD UPDATES

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2013-08, Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. The Company adopted ASU 2013-08 effective January 1, 2014 and evaluated all its entities under the new criteria; adoption did not have an effect on the consolidated financial statements.

Effective in 2014, the Company early adopted ASU No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity ("ASU 2014-08"). The guidance increases the threshold for a disposal to qualify as a discontinued operation, expands the disclosures for discontinued operations and requires new disclosures for certain disposals that do not meet the definition of a discontinued operation. Disposals must now represent a strategic shift that has or will have a major effect on the entity's operations and financial results to qualify as discontinued operations. As discussed in
Note 14, the Company sold a wholly-owned subsidiary and ended its involvement in crop insurance effective January 1, 2015. Crop insurance results are presented as discontinued operations in all years in these consolidated financial statements. No other completed dispositions or pending transactions meet the criteria to be classified as discontinued operations or must be disclosed under the new disclosure guidance.

In November 2014, the FASB issued ASU No. 2014-17, Pushdown Accounting ("ASU 2014-17"), which became effective immediately. ASU 2014-17 provides guidance on whether and at what threshold an acquired entity can apply pushdown accounting in its separate financial statements. Adoption of ASU 2014-17 did not have an impact on the consolidated financial statements.

ACCOUNTING STANDARDS UPDATES PENDING ADOPTION

In May 2014, the FASB issued a comprehensive new revenue recognition standard, ASU No. 2014-09, Revenue from Contracts with Customers ("ASU 2014-09"). It must be applied retrospectively beginning in 2017 and early adoption is not permitted. The new standard will supersede nearly all existing revenue recognition guidance by establishing a five step, principles-based process; however, it will not impact the accounting for insurance contracts, leases, financial instruments, and guarantees. For those contracts that are impacted by the new guidance, ASU 2014-09 will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The Company is currently evaluating the impact of ASU 2014-09 on its consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern ("ASU 2014-15"), effective in 2016. ASU 2014-15 establishes guidance about management's responsibility to evaluate whether there are conditions or events that raise substantial doubt about an entity's ability to continue as a going concern and related disclosure requirements. An evaluation by

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

management is now required every reporting period. Specifically, the amendments
(1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management's plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management's plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). The Company is currently evaluating the impact of ASU 2014-15 but does not expect it to have a material impact on its consolidated financial statements.

In November 2014, the FASB issued ASU No. 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share Is More Akin to Debt or to Equity ("ASU 2014-16"), effective in 2016. The amendments in this ASU do not change the current criteria in GAAP for determining when separation of certain embedded derivative features in a hybrid financial instrument is required. Entities will continue to evaluate whether the economic characteristics and risks of the embedded derivative feature are clearly and closely related to those of the host contract, among other relevant criteria. The amendments clarify how current GAAP should be interpreted in evaluating the economic characteristics and risks of a host contract in a hybrid financial instrument that is issued in the form of a share. Specifically, the amendments clarify that an entity should consider all relevant terms and features--including the embedded derivative feature being evaluated for bifurcation--in evaluating the nature of the host contract. Furthermore, the amendments clarify that no single term or feature would necessarily determine the economic characteristics and risks of the host contract. Rather, the nature of the host contract depends upon the economic characteristics and risks of the entire hybrid financial instrument. The Company is currently evaluating the impact of ASU 2014-16 but does not expect it to have a material impact on its consolidated financial statements.

In January 2015, the FASB issued ASU No. 2015-02, Amendments to the Consolidation Analysis ("ASU 2015-02") with an effective date in 2016 for public business entities and 2017 for others. The new standard modifies the evaluation of whether limited partnerships and similar legal entities are VIEs or voting interest entities, eliminates the presumption that a general partner should consolidate a limited partnership, affects the consolidation of analysis of VIEs, particularly those that have fee arrangements and related party relationships, and provides a scope exception from consolidation guidance for entities with interests in money market funds. The Company is currently evaluating the potential impact of ASU 2015-02 on its consolidated financial statements.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 3: INVESTMENTS

DEBT SECURITIES

The amortized cost, gross unrealized gains and losses, and estimated fair values of debt securities at December 31, 2014 are as follows:

=======================================================================================================

                                           AMORTIZED           GROSS UNREALIZED            ESTIMATED
                                              COST          GAINS           LOSSES         FAIR VALUE
-------------------------------------------------------------------------------------------------------
U.S. government and agencies             $      65,066   $     1,287     $         (5)   $      66,348
States and political subdivisions              929,135       101,819           (2,150)       1,028,804
Foreign government securities                   37,066             -           (1,291)          35,775
Domestic corporate securities                4,545,967       352,259          (23,993)       4,874,233
Mortgage-backed securities
   Residential mortgage-backed                 414,005        39,509             (601)         452,913
   Commercial mortgage-backed                  543,410        32,471           (1,088)         574,793
Non-mortgage asset-backed securities
   Collateralized debt obligations              54,809         2,311           (4,747)          52,373
   Other                                       353,478         6,500           (2,761)         357,217
Foreign corporate securities                 1,580,842        95,198          (11,842)       1,664,198
-------------------------------------------------------------------------------------------------------

Total debt securities                    $   8,523,778   $   631,354     $    (48,478)   $   9,106,654
=======================================================================================================

The amortized cost, gross unrealized gains and losses, and estimated fair values of debt securities at December 31, 2013 are as follows:

=======================================================================================================

                                           AMORTIZED           GROSS UNREALIZED            ESTIMATED
                                              COST          GAINS           LOSSES         FAIR VALUE
-------------------------------------------------------------------------------------------------------
U.S. government and agencies             $      41,165   $       941     $     (163)     $      41,943
States and political subdivisions              812,538        25,798        (16,305)           822,031
Foreign government securities                   43,373           337           (518)            43,192
Domestic corporate securities                4,166,373       256,302        (69,496)         4,353,179
Mortgage-backed securities
   Residential mortgage-backed                 496,322        30,996         (2,179)           525,139
   Commercial mortgage-backed                  541,032        17,586         (9,547)           549,071
Non-mortgage asset-backed securities
   Collateralized debt obligations              62,388         1,725         (7,563)            56,550
   Other                                       281,554         3,164         (1,492)           283,226
Foreign corporate securities                 1,584,816        88,131        (27,586)         1,645,361
-------------------------------------------------------------------------------------------------------

Total debt securities                    $   8,029,561   $   424,980     $ (134,849)     $   8,319,692
=======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The amortized cost and estimated fair values of investments in debt securities at December 31, 2014, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

=================================================================================

                                                 AMORTIZED          ESTIMATED
                                                   COST             FAIR VALUE
---------------------------------------------------------------------------------
Due in one year or less                        $      143,242     $      143,187
Due after one year through five years               1,733,352          1,859,271
Due after five years through ten years              2,702,354          2,873,926
Due after ten years                                 2,579,128          2,792,974
Mortgage-backed securities:
  Residential mortgage-backed                         414,005            452,913
  Commercial mortgage-backed                          543,410            574,793
Non-mortgage asset-backed securities:
  Collateralized debt obligations                      54,809             52,373
  Other                                               353,478            357,217
---------------------------------------------------------------------------------

Total debt securities                          $    8,523,778     $    9,106,654
=================================================================================

EQUITY SECURITIES

The cost, gross unrealized gains and losses, and estimated fair values of investments in available for sale equity securities at December 31 are as follows:

==========================================================================================

                                               GROSS UNREALIZED                ESTIMATED
                         COST              GAINS              LOSSES           FAIR VALUE
------------------------------------------------------------------------------------------
2014                 $    111,898       $     6,400        $   (1,222)        $   117,076
2013                       55,204             2,149            (4,205)             53,148
==========================================================================================

MORTGAGE LOANS

At December 31, 2014, the commercial mortgage loan portfolio had an average remaining life of 6.2 years, with all principal due prior to 2041. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 2.2% of the aggregate mortgage loan portfolio balance.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

=================================================================================

                                                       2014             2013
---------------------------------------------------------------------------------
Current                                           $  1,454,265      $  1,375,074
60 to 90 days past due                                       -               652
Greater than 90 days past due                            1,116             1,826
Valuation allowance on impaired loans                   (1,949)           (2,522)
Unamortized premium                                      2,040             3,344
---------------------------------------------------------------------------------

Total carrying value                              $  1,455,472      $  1,378,374
=================================================================================

The Company has no interest accrued for loans greater than 90 days past due as of December 31, 2014.

The Company's mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

=================================================================================

                                                           2014             2013
---------------------------------------------------------------------------------
California                                                 20.8%            20.3%
Wisconsin                                                   6.4              5.4
Ohio                                                        6.3              5.3
Illinois                                                    6.3                *
Texas                                                       5.6              5.2
Georgia                                                     5.2              5.9
New York                                                    5.1                *
Florida                                                     5.1              5.2
=================================================================================

* Amount was less than 5%.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

=================================================================================

                                                          2014              2013
---------------------------------------------------------------------------------
Retail                                                    29.0%             28.1%
Industrial                                                25.0              26.8
Multi-family                                              24.8              22.2
Office                                                    16.8              18.7
Other                                                      4.4               4.2
---------------------------------------------------------------------------------

Total                                                    100.0%            100.0%
=================================================================================

The Company had mortgage loan restructures in 2014, 2013, and 2012 that were considered troubled debt restructurings. These restructurings included changes to interest rates, extending payment terms and suspension of principal payments. The terms of the restructures in 2013 and 2012 resulted in charges to net income of $115 and $833, respectively, which were included in net realized investment gains (losses). There was no charge to net income in 2014. The amount of the pre-restructuring contractual loan balances at December 31, 2014, 2013, and 2012 was $900, $4,460, and $16,561, respectively; of these, the balance of defaulted loans at December 31, 2014 and 2013 was $887 and $4,138, respectively. The Company has no commitments at December 31, 2014 or 2013 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, including timing of future payments, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the Company's commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company's process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. As of December 31, 2014 and 2013, mortgage loans in nonaccrual status totaled $800 and $805, respectively. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios were updated as of December 31, 2014 and 2013.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Information concerning impaired mortgage loans with specific valuation allowances including those which met the criteria for a troubled debt restructuring, is as follows as of and for the years ended December 31:

===================================================================================

                                                            2014           2013
-----------------------------------------------------------------------------------
Number of impaired loans                                         4               8

Principal balance of impaired loans                     $   13,997     $    25,333
Valuation allowance on impaired loans                        1,949           2,522
Carrying value of impaired loans                            12,048          22,811
Average carrying value of impaired loans                    12,178          23,218
Interest income recognized on impaired loans                   693           1,365
Amount of interest collected on impaired loans                 655           1,240
===================================================================================

A rollforward of the valuation allowance for the years ended December 31 is as follows:

===================================================================================

                                                            2014           2013
-----------------------------------------------------------------------------------
Beginning balance                                       $    2,522     $     6,903
Provision                                                     (221)            366
Sales and transfers                                           (352)         (4,747)
-----------------------------------------------------------------------------------

Ending balance                                          $    1,949     $     2,522
===================================================================================

Loan to value and debt service coverage ratios are used as credit quality indicators for mortgage loans, which were as follows at December 31:

======================================================================================================

                                                   2014                             2013
                                        ----------------------------     -----------------------------
                                                          AVERAGE                         AVERAGE
                                        PRINCIPAL      DEBT SERVICE      PRINCIPAL      DEBT SERVICE
            LOAN TO VALUE                AMOUNT       COVERAGE RATIO      AMOUNT       COVERAGE RATIO
------------------------------------------------------------------------------------------------------
Less than 65%                          $ 1,118,591              2.05    $   986,906              2.00
65% to 74%                                 260,387              1.58        267,828              1.41
75% to 100%                                 64,380              1.21         97,847              1.13
Greater than 100%                           12,023              0.50         24,971              0.57
------------------------------------------------------------------------------------------------------

Total mortgage loans                   $ 1,455,381              1.91    $ 1,377,552              1.81
======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

REAL ESTATE

Real estate investments consisted of the following at December 31:

====================================================================================

                                                          2014           2013
------------------------------------------------------------------------------------
Real estate held for the production of income         $     64,457    $     70,048
Accumulated depreciation                                   (14,679)        (17,011)
------------------------------------------------------------------------------------

Net real estate held for the production of income     $     49,778    $     53,037
====================================================================================

Real estate held-for-sale                             $      4,656    $          -
Accumulated depreciation                                    (1,438)              -
------------------------------------------------------------------------------------

Net real estate held-for-sale                         $      3,218    $          -
====================================================================================

Depreciation expense on investments in real estate, which is netted against rental income and included in net investment income, totaled $2,946, $1,926, and $2,740 for the years ended December 31, 2014, 2013, and 2012, respectively.

In 2013 and 2012, the Company acquired real estate owned properties with a fair value of $15,179 and $2,490, respectively, which had previously been collateral for mortgage loans. These transactions were accomplished through deed in lieu of foreclosure, and accordingly, involved no cash payments and are not included in the consolidated statements of cash flows. There were no such acquisitions in 2014. The Company recorded impairment losses of $617, $180, and $417 in 2014, 2013 and 2012, respectively, on properties that had previously been collateral for mortgage loans.

Real estate investments were categorized as follows at December 31:

=======================================================================================================

                                                             2014                         2013
                                                 ------------------------------------------------------
                                                     AMOUNT       PERCENT         AMOUNT       PERCENT
-------------------------------------------------------------------------------------------------------
Real estate held for the production of income
  Office                                          $    16,313        32.7%      $   19,330       36.4%
  Land                                                  3,766         7.6            3,766        7.1
  Retail                                                3,286         6.6            6,411       12.1
  Industrial                                           26,413        53.1           23,530       44.4
-------------------------------------------------------------------------------------------------------
Total                                             $    49,778       100.0%      $   53,037      100.0%
=======================================================================================================

Real estate held-for-sale
  Office                                          $     1,655        51.4       $        -          -
  Retail                                                1,563        48.6                -          -
-------------------------------------------------------------------------------------------------------
Total real estate held-for-sale                   $     3,218       100.0%      $        -          -
=======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

EQUITY IN UNCONSOLIDATED AFFILIATES

Equity in unconsolidated affiliates included the Company's 50% investment interest in CMG MI and CMGA along with investments in other less significant affiliates.

CMG MI was a 50/50 corporate joint venture with PMI Mortgage Insurance Co. ("PMI"), and was formed in 1994 to offer residential mortgage guaranty insurance for loans originated by credit unions. CMGA was an affiliated entity, also having been jointly-owned 50/50 with PMI, which offered insurance policies on second mortgages for loans originated by credit unions from 2001 until 2008, when the existing portfolio was put into runoff. CMGA was also the parent company of CMG Mortgage Reinsurance Company ("CMG Re"), a provider of reinsurance coverage in excess of 25% of the insured loan on policies issued by CMG MI after July 1, 1999.

The Company and PMI both provided services to CMG MI, CMGA and CMG Re in accordance with various service agreements. The Company primarily provided investment management, marketing, and administrative services, and PMI primarily provided underwriting, claims, actuarial, management, information technology, and accounting services.

On September 30, 2010, CMG Re issued two surplus notes to the Company and PMI for $5,000 each. The notes were due September 30, 2020 and bore interest at a rate of 6.25% per annum in arrears on September 30 each year until 2015 and thereafter 9.0% per annum until maturity. The Company had not accrued interest on these notes as payment had not been approved by the Arizona Department of Insurance. These notes are no longer outstanding due to the sale of CMG Re as detailed below.

PMI's parent company, The PMI Group, Inc., filed for chapter 11 bankruptcy protection in November 2011. In March of 2012, the Arizona Department of Insurance placed PMI under receivership due to failure to maintain regulatory capital requirements. Given these developments, in September 2012, the Company signed a joint marketing agreement with the Arizona Department of Insurance to actively market CMG MI and CMGA for sale.

On January 30, 2014, the Company sold all of its 50% ownership interest in CMG MI and CMGA. Upon closure of the sale, the Company received $70,279 in initial payment, and in addition, an asset for contingent future payments was established in other assets and receivables. The asset for contingent future payments is based on the performance of CMG MI over the six-year post-sale period, as defined in the purchase agreement. The Company estimated and recorded the fair value of the asset as of January 30, 2014 to be $40,412, based on an estimated discounted cash flow analysis. The sale resulted in a pre-tax initial gain of $24,190, which is recorded in net realized investment gains (losses) in 2014.

During 2014, the Company increased the asset for contingent future payments by $509 to reflect the final closing statement adjustment, which resulted in a cash payment of $394 and an increase to the pre-tax gain of $115, which is recorded in net realized investment gains (losses) in 2014. During 2014, the Company also increased the asset for contingent future payments by $3,118 to reflect the unwind of the accretion of the asset for the change in the initial discount; this increase in the asset is recorded in other income in 2014. Further, the Company updated the assumptions used in its estimated discounted cash flow analysis at December 31, 2014. As a result of updated expectations, the Company increased the asset for contingent future payments, and recorded additional pre-tax gain of $8,006. The balance of the asset for future contingent payments is $52,045 as of December 31, 2014.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The Company's carrying value, ownership percentage and summarized financial information for periods owned of significant unconsolidated affiliates for the years ended and at December 31 are set forth in the table below:

==========================================================================================================

        NAME OF AFFILIATE AND           CARRYING VALUE                NET INCOME (LOSS), AFTER TAX
        OWNERSHIP PERCENTAGE                 2013               2014            2013            2012
----------------------------------------------------------------------------------------------------------
CMG Mortgage Insurance
   Company (50%)                          $   74,858         $        -      $    2,574      $   (10,679)
CMG Mortgage Assurance
   Company (50%)                               4,915                  -            (153)          (1,668)
All other affiliates (various
   ownership percentages)                      2,144                107              49               64
----------------------------------------------------------------------------------------------------------

Total                                     $   81,917         $      107      $    2,470      $   (12,283)
==========================================================================================================

The total assets and liabilities for significant unconsolidated affiliates at December 31, 2013 are set forth in the table below:

===============================================================================

                                                               2013
                                                   ----------------------------
                                                     ASSETS        LIABILITIES
-------------------------------------------------------------------------------
CMG Mortgage Insurance Company                     $  312,810       $  130,114
CMG Mortgage Assurance Company                         35,959           29,751
===============================================================================

The Company had performed its annual impairment analysis for these equity method investments as of December 31, 2013 and recorded no impairment charges. An other-than-temporary impairment charge of $18,010 was recorded in 2012 as a result of the impairment analysis in that year. The Company measured the amount of the impairment by which the carrying value of its investment exceeded its estimated fair value based on a probabilistic weighting of fair value associated with multiple potential future scenarios associated with the business using a combination of the market and income valuation approaches. The impairment loss is included in equity of unconsolidated affiliates, net of tax, within the Company's consolidated statements of comprehensive income (loss). In addition, a goodwill impairment charge of $1,780 was also recognized in operating and other expense in 2012, representing the portion of goodwill allocated to the Company's investment in CMG MI and CMGA. There were no impairment charges in 2013.

LIMITED PARTNERSHIPS

The Company accounts for its investments in limited partnerships using the equity method. Accordingly, the Company's investments in these limited partnerships are carried at the outstanding equity as reported by the general partner. As a result of delays in the reporting of results by the partnerships, the Company generally records its equity interests on a three-month lag, as adjusted for contributions and distributions through the reporting date. Other changes in value attributable to partnership results for the fourth quarter are not recorded until the following year. Given fourth quarter 2014 market conditions in the energy sector, the Company expects some energy limited partnerships will report to the Company losses from their fourth quarter operations.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The cost and carrying values of limited partnerships by type were as follows at December 31:

================================================================================================

                                                2014                           2013
                                    -----------------------------   ----------------------------
                                         COST      CARRYING VALUE       COST     CARRYING VALUE
------------------------------------------------------------------------------------------------
Energy                               $   170,914    $     208,915   $   128,873    $    152,731
Mezzanine                                237,478          226,640       202,224         199,049
Private equity                           272,036          290,850       236,903         250,966
Real estate                               25,937           24,642        43,349          41,572
------------------------------------------------------------------------------------------------

Total limited partnerships           $   706,365    $     751,047   $   611,349    $    644,318
================================================================================================

The Company made additional investments in limited partnerships of $206,272, $137,228 and $164,367 in 2014, 2013 and 2012, respectively. See Note 13,
Commitments and Contingencies, for additional information regarding the Company's funding commitments to limited partnerships.

The limited partnerships owned were designed to be liquidated after full funding, generally eight to twelve years, at the discretion of the general partners, and investors do not have the option to redeem their interests. For the Company's investments in limited partnerships the majority of liquidations are expected to occur between 2015 and 2024.

Energy limited partnerships invest in companies that primarily engage in the exploration, production, transportation and service industries in the oil, natural gas, metals and mining industries. Mezzanine limited partnerships invest in debt or debt like instruments but may also include an equity component. Mezzanine limited partnerships tend to generate steady interest payments. Private equity limited partnerships make direct investments in companies with the intent of improving the financial results over a period of time to allow for positive returns upon a liquidity event. Real estate limited partnerships are private equity funds that primarily invest in commercial, hospitality, office, and multi-family real estate.

SHORT-TERM INVESTMENTS

Short-term investments at amortized cost, which approximates fair value, as of December 31, are as follows:

===============================================================================

                                                       2014             2013
-------------------------------------------------------------------------------
Certificates of deposit                            $     1,027       $     988
-------------------------------------------------------------------------------

Total short-term investments                       $     1,027       $     988
===============================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

OTHER INVESTED ASSETS

Other invested assets as of December 31 are as follows:

===================================================================================

                                                           2014           2013
-----------------------------------------------------------------------------------
Derivative financial instruments                        $   78,165     $    78,504
Margin deposits                                             21,686          11,157
Investments receivable                                       2,931           6,151
Investment in Federal Home Loan Bank restricted stock       19,570          17,968
Notes receivable                                             2,597           3,331
Equity in unconsolidated affiliates                          2,388               -
Other                                                            -              54
-----------------------------------------------------------------------------------

Total other invested assets                             $  127,337     $   117,165
===================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NET INVESTMENT INCOME

Sources of net investment income for the years ended December 31 are summarized as follows:

============================================================================================

                                                     2014           2013           2012
--------------------------------------------------------------------------------------------
Debt securities, available for sale              $   411,639    $    410,850   $    397,541
Equity securities, available for sale                  3,536           3,998          1,048
Mortgage loans                                        76,126          66,933         60,763
Real estate                                            9,050           7,250         10,335
Policy loans                                           6,859           6,833          6,891
Limited partnerships
  Equity in change in fair value                      11,712          25,612         33,266
  Equity in other income                              71,448          57,293         39,373
Derivative financial instruments                           9             311            296
Short-term investments and other                       2,361           2,360          3,166
--------------------------------------------------------------------------------------------

Total gross investment income                        592,740         581,440        552,679
    Less: Investment expenses                        (30,787)        (29,491)       (30,009)
--------------------------------------------------------------------------------------------

Net investment income                            $   561,953    $    551,949   $    522,670
============================================================================================

Limited partnerships generally carry their investments at fair value. Changes in fair value are a component of the results of operations reported by the partnerships and are therefore included in the Company's recorded share of income. This accounting policy contributes to potentially significant fluctuations in the operating results of the Company's interests in limited partnerships. In addition, determinations of the fair value of certain investments by the limited partnerships are dependent upon unobservable inputs given the nature of the investments held by these limited partnerships, and the fact that observable market data is frequently not available. Accordingly, the values assigned are subject to risks of variability.

The Company's equity in the change in fair value of its limited partnerships for each of the past three years, by partnership type is summarized below:

============================================================================================

                                                     2014           2013           2012
--------------------------------------------------------------------------------------------
Energy                                           $    14,142    $        205   $     25,644
Mezzanine                                             (1,814)          6,494         (3,621)
Private equity                                         4,750          12,871         (6,182)
Real estate                                           (5,366)          6,042         17,425
--------------------------------------------------------------------------------------------

Total equity in the change in fair value         $    11,712    $     25,612   $     33,266
============================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the years ended December 31 are summarized as follows:

=======================================================================================================

                                                               2014           2013           2012
-------------------------------------------------------------------------------------------------------
Debt securities
    Gross gains on sales                                   $     7,730    $      6,797   $     58,428
    Gross losses on sales                                       (1,791)        (14,901)        (4,797)
    Other                                                       20,883         (28,558)        (5,069)
    Other-than-temporary impairment losses                        (723)        (10,480)       (44,013)
Equity securities
    Gross gains on sales                                           451             201            249
    Gross gains on sales - unconsolidated affiliate             32,311               -              -
    Gross losses on sales                                       (1,292)            (54)           (48)
    Other                                                            -            (238)         1,146
    Other-than-temporary impairment losses                           -          (2,500)        (1,805)
Mortgage loans
    Gross losses on sales                                            -            (276)             -
    Other-than-temporary impairment losses                         221            (366)          (957)
Real estate
    Gross gains on sales                                             -          11,617            964
    Gross losses on sales                                          769            (566)             -
    Other-than-temporary impairment losses                        (617)           (180)          (417)
Derivative financial instruments                                   345          29,087         (4,342)
Derivative financial instruments - embedded                    (45,289)         21,675        (12,018)
Student loans receivable                                          (474)            141           (537)
Other                                                             (926)           (608)            70
-------------------------------------------------------------------------------------------------------

Net realized investment gains (losses)                     $    11,598    $     10,791   $    (13,146)
=======================================================================================================

Proceeds from the sale of debt securities were $298,977, $406,047, and $821,893 in 2014, 2013, and 2012, respectively. Proceeds from the sale of equity securities were $3,816, $702, and $2,945 in 2014, 2013 and 2012, respectively. Net proceeds from the sale of unconsolidated affiliates were $69,885 in 2014. There were no proceeds from the sale of unconsolidated affiliates in 2013 or 2012.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

OTHER-THAN-TEMPORARY INVESTMENT IMPAIRMENTS

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its cost basis. When the fair value drops below the Company's cost basis, the Company monitors the security for OTTI impairment. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

   o   The existence of any plans to sell the investment security.

   o   The extent to which fair value is less than book value.

   o The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

   o The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions.

   o The Company's intent and ability to retain the investment for a period of time sufficient to allow for an anticipated recovery in fair value.

   o The Company's ability to recover all amounts due according to the contractual terms of the agreements.

   o The Company's collateral position, in the case of bankruptcy or restructuring.

A debt security is considered other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company's anticipated holding period of the security. If a credit loss exists, but the Company does not intend to sell the impaired debt security and is not more likely than not to be required to sell before recovery, it is required to bifurcate the impairment into the loss that is attributable to credit and non-credit related loss. The credit portion of the OTTI is the difference between the present value of the expected future cash flows and amortized cost. Only the estimated credit loss amount is recognized in net realized investment gains (losses), with the remainder of the loss amount recognized in other comprehensive income (loss). If the Company intends to sell the security or if it is more likely than not that the Company will be required to sell before anticipated recovery in value, the Company records a realized loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. In determining whether an unrealized loss is expected to be other than temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer's business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property changes in value that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a charge is recorded in net realized investment gains (losses) equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security's new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

A rollforward of the amount of the credit component of OTTI related to debt securities recognized in net income is presented in the following table:

=============================================================================================================

                                                                     2014           2013           2012
-------------------------------------------------------------------------------------------------------------
Beginning balance of credit losses on debt securities
    at January 1                                                 $   (92,744)   $  (80,269)    $   (156,630)

Additions for credit impairments recognized on
    Securities not previously impaired                                     -          (458)         (21,633)
    Securities previously impaired                                      (792)      (20,821)         (22,380)
Reductions for credit impairments previously recognized
    Securities that matured or were sold during the period            18,004         6,857          105,975
    Securities with an increase in expected cash flows                19,670         1,947           14,399
-------------------------------------------------------------------------------------------------------------

Ending balance at December 31                                    $   (55,862)   $  (92,744)    $    (80,269)
=============================================================================================================

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2014. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary as new facts emerge and a greater understanding of economic trends develops. Consistent with the Company's past practices, additional OTTI will be recorded as appropriate and as determined by the Company's regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table identifies the Company's net OTTI by type of investment as of December 31:

=============================================================================================

                                                     2014           2013           2012
---------------------------------------------------------------------------------------------
Domestic corporate securities                    $          -   $          -   $    (26,409)
Mortgage-backed securities
  Residential mortgage-backed
    Prime                                                   -           (825)        (1,830)
    Alt-A                                                  (1)        (2,014)        (3,987)
    Sub-prime                                            (233)          (277)        (2,091)
    Other                                                (198)             -              -
  Commercial mortgage-backed                             (147)        (6,105)        (7,019)
Non-mortgage asset-backed securities
  Collateralized debt obligations                        (144)        (1,259)        (2,677)
---------------------------------------------------------------------------------------------
Total debt securities                                    (723)       (10,480)       (44,013)

Equity securities                                           -         (2,500)        (1,805)
Mortgage loans                                            221           (366)          (957)
Real estate                                              (617)          (180)          (417)
---------------------------------------------------------------------------------------------

Net OTTI recognized in operations                $     (1,119)  $    (13,526)  $    (47,192)
=============================================================================================

NET UNREALIZED INVESTMENT GAINS

The components of net unrealized investment gains included in accumulated other comprehensive income at December 31 were as follows:

=============================================================================================

                                                     2014           2013           2012
---------------------------------------------------------------------------------------------
Debt securities                                  $    582,876   $     290,131  $    798,685
Equity securities                                       5,178          (2,056)       (1,250)
Derivatives                                            11,576           7,190         5,133
Deferred policy acquisition cost adjustments          (27,177)        (18,298)      (48,310)
Deferred income taxes                                (196,024)        (97,074)     (270,847)
Loss recognition reserve                              (13,118)              -             -
Other                                                  (3,753)         (5,439)        7,380
---------------------------------------------------------------------------------------------

Net unrealized investment gains                  $    359,558   $     174,454  $    490,791
=============================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Information regarding the Company's available for sale debt and equity securities with unrealized losses at December 31, 2014 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

===================================================================================================================

                                  MONTHS IN UNREALIZED LOSS POSITION
                          -------------------------------------------------
                                 LESS THAN                   TWELVE
                               TWELVE MONTHS           MONTHS OR GREATER                      TOTAL
-------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                        UNREALIZED       FAIR      UNREALIZED               UNREALIZED     OTTI
                          FAIR VALUE       LOSS         VALUE         LOSS      FAIR VALUE     LOSS       LOSSES
-------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES
U.S. government
  and agencies             $    9,031   $         5  $         -  $        -   $    9,031   $        5   $       -
States and political
  subdivisions                 19,327         1,295       20,315         855       39,642        2,150           8
Foreign government
  securities                   10,195         1,291            -           -       10,195        1,291           -
Domestic corporate
  securities                  363,901        16,716      130,660       7,277      494,561       23,993           -
Mortgage-backed
  securities
    Residential
      mortgage-backed          12,558           548          612          53       13,170          601          69
    Commercial
      mortgage-backed           2,990            41       48,480       1,047       51,470        1,088          41
Asset backed non-
  mortgage-backed
  securities
    Collateralized debt
      obligations                   -             -       10,921       4,747       10,921        4,747       3,350
    Other                     117,488         1,838      116,389         923      233,877        2,761           -
Foreign corporate
  securities                  169,148         8,293       61,957       3,549      231,105       11,842           -
-------------------------------------------------------------------------------------------------------------------

Total of debt securities   $  704,638   $    30,027  $   389,334  $   18,451   $1,093,972   $   48,478   $   3,468
===================================================================================================================

Equity securities          $    5,291   $       118  $     8,247  $    1,104   $   13,538   $    1,222   $       -
===================================================================================================================

Total                      $  709,929   $    30,145  $   397,581  $   19,555   $1,107,510   $   49,700   $   3,468
===================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

At December 31, 2014, the Company owned 255 debt securities with a fair value of $1,093,972 in an unrealized investment loss position. Of these, 88, with a fair value of $389,334, have been in an unrealized loss position for twelve or more months. The $18,451 unrealized loss for debt securities with a loss period twelve months or greater represents a 4.5% price impairment. The price impairment on the remaining 167 debt securities is 4.1%. The total fair value of debt securities with unrealized losses at December 31, 2014 and which are rated "investment grade," is $964,134 or 88.1% of the total fair value. Total unrealized losses on investment grade debt securities were $36,287 at December 31, 2014. For these purposes "investment grade" is defined by the Company to be securities rated BBB or greater.

At December 31, 2014, the Company owned 21 equity securities with a fair value of $13,538 in an unrealized loss position. There were 15 of the 21 equity securities in an unrealized loss position for more than 12 months. The aggregate severity of unrealized losses for these securities is 11.8% of cost.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Information regarding the Company's available for sale debt and equity securities with unrealized losses at December 31, 2013 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

==============================================================================================================================

                                          MONTHS IN UNREALIZED LOSS POSITION
                                 ---------------------------------------------------
                                          LESS THAN                    TWELVE
                                        TWELVE MONTHS            MONTHS OR GREATER                      TOTAL
                                 ---------------------------------------------------------------------------------------------
                                                                                                                    UNREALIZED
                                                UNREALIZED                UNREALIZED                   UNREALIZED      OTTI
                                  FAIR VALUE        LOSS     FAIR VALUE      LOSS       FAIR VALUE       LOSS        LOSSES
------------------------------------------------------------------------------------------------------------------------------
DEBT SECURITIES
U.S. government
   and agencies                  $     9,884    $      163    $       -    $       -    $     9,884    $      163    $      -
States and political
   subdivisions                      271,359        14,970        9,170        1,335        280,529        16,305           9
Foreign government
   securities                         15,891           487          569           31         16,460           518           -
Domestic corporate
   securities                        969,412        62,503       47,005        6,993      1,016,417        69,496          41
Mortgage-backed
   securities
      Residential
         mortgage-backed              34,055         1,425        6,224         754          40,279         2,179         882
      Commercial
         mortgage-backed             155,465         9,463        2,852          84         158,317         9,547         291
Asset backed non-
   mortgage-backed
   securities
      Collateralized debt
         obligations                  10,499             8       24,477       7,555          34,976         7,563       5,631
      Other                          133,301         1,196        5,297         296         138,598         1,492          35
Foreign corporate
   securities                        414,429        26,615        7,091         971         421,520        27,586          13
------------------------------------------------------------------------------------------------------------------------------

Total of debt securities         $ 2,014,295    $  116,830   $  102,685    $ 18,019     $ 2,116,980    $  134,849    $  6,902
==============================================================================================================================

Equity securities                $    21,517    $    3,796   $    2,650    $    409     $    24,167    $    4,205    $     69
==============================================================================================================================

Total                            $ 2,035,812    $  120,626   $  105,335    $ 18,428     $ 2,141,147    $  139,054    $  6,971
==============================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

At December 31, 2013, the Company owned 486 debt securities with a fair value of $2,116,980 in an unrealized investment loss position. Of these, 29, with a fair value of $102,685, have been in an unrealized loss position for twelve or more months. The $18,019 unrealized loss for debt securities with a loss period twelve months or greater represents a 14.9% price impairment. The price impairment on the remaining 457 debt securities is 5.5%. The total fair value of debt securities with unrealized losses at December 31, 2013 and which are rated "investment grade," is $2,017,687 or 95.3% of the total fair value. Total unrealized losses on investment grade debt securities were $120,894 at December 31, 2013.

At December 31, 2013, the Company owned 33 equity securities with a fair value of $24,167 in an unrealized loss position. There were three of the 33 equity securities in an unrealized loss position for more than 12 months. The aggregate severity of unrealized losses for these securities is 13.4% of cost.

INVESTMENT CREDIT RISK

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established exposure limits, diversification standards, and review procedures to mitigate credit risk.

DERIVATIVE FINANCIAL INSTRUMENTS

Consistent with its risk management strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long-term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. See related disclosures in Note 2, Summary of Significant Accounting Policies - Derivative Financial Instruments, and Fair Value Measurement - Recurring Basis in Note 4.

Futures Contracts: Futures contracts ("futures") are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. The Company assesses the effectiveness of foreign currency fair value hedges based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness and recognized in net income. Ineffectiveness could be present in a hedging relationship even if the assessment of effectiveness demonstrates an effective relationship. The ineffectiveness in a fair value hedge is calculated as the portion of the change in the fair value of hedging instrument that does not offset the change in the fair value of the hedged item.

The Company utilizes short positions in foreign currency futures to hedge a portion of its net assets in its consolidated foreign affiliates from the effects of fluctuations in currency exchange rates and designates these futures as net investment hedges. The Company assesses the effectiveness of foreign net investment hedges based on the changes in forward exchange rates. When deemed effective, changes in fair value of the foreign currency futures are recorded in accumulated other comprehensive income. The amounts in accumulated other comprehensive income are reclassified into net income in the same periods during which the hedged forecasted transactions affect net income.

Foreign currency futures and equity futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures and equity futures are recorded in net realized investment gains (losses).

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Cross Currency Swaps: Cross currency swaps represent the Company's agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps, offset of the hedged transactions, are deemed highly effective. The changes in fair value of the cross currency swaps attributable to the hedged risk is recorded in accumulated other comprehensive income to the extent it is effective. The amounts in accumulated other comprehensive income (loss) will be reclassified into net income in the same periods during which the hedged forecasted transactions affect net income. If the cross currency swaps were not deemed effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains (losses).

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The individual interest rate swap contracts normally provide for a single net payment to be made by one counterparty at each due date.

Certain interest rate swaps are designated as cash flow hedges. The Company assesses the effectiveness of cash flow hedges based on a comparison of the change in fair value of the actual swap to the change in fair value of a "perfect" hypothetical swap which has terms that identically match the critical terms of the hedged items. Accordingly, the fair value of the actual swap was recorded at fair value on the balance sheet and accumulated other comprehensive income (loss) was adjusted to the lesser of the change in the actual swap's fair value or the hypothetical swap's fair value. If the amount in accumulated other comprehensive income was limited to the hypothetical swap's fair value, the difference, representing ineffectiveness was recorded in net realized investment gains (losses). The amounts in accumulated other comprehensive income will be reclassified into net income in the same periods during which the cash flows associated with the hedged forecasted transactions affect net income. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged items. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Certain interest rate swaps are designated as fair value hedges. The Company assesses the effectiveness of fair value hedges based on the changes in fair value attributable to changes in the benchmark interest rate. If the hedges were not deemed highly effective, the change in fair value of the interest rate swaps would be recorded in net realized investment gains (losses) with no offset from the hedged item. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Interest rate swaps that are not designated to specific interest rate risk are not accounted for using hedge accounting. All changes in the fair value of undesignated interest rate swaps are recorded in net realized investment gains (losses).

Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time.

The Company purchases over-the-counter call and put options to mitigate the risk related to equity-indexed annuities and single premium deferred annuities.
These annuity contracts guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested primarily in fixed income securities. A portion of the premium is used to purchase

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

the call and put options to hedge the potential changes in interest credited to the customer as a direct result of the changes in the related indices.

Historically, the Company issued market index certificates, equivalent to a written option. In return for the premium received, the Company agreed to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigated risk from these agreements by purchasing over-the-counter equity call options with identical terms.

The following table provides a summary of the fair value and notional amount of derivative financial instruments at December 31, 2014 and 2013. Derivative assets are included with other invested assets and derivative liabilities are included with accounts payable and other liabilities on the consolidated balance sheets.

=================================================================================================================================

                                                              2014                                         2013
                                            ----------------------------------------    -----------------------------------------
                                                              ESTIMATED FAIR VALUE                         ESTIMATED FAIR VALUE
                                              NOTIONAL     -------------------------      NOTIONAL      -------------------------
                                               AMOUNT        ASSETS      LIABILITIES       AMOUNT         ASSETS     LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Derivatives designated as
   hedging instruments
      Futures contracts                     $    33,487    $      508    $        -     $     59,412    $     161    $     (139)
      Cross currency swaps                       27,989         1,427          (143)          27,989        1,135        (1,071)
      Interest rate swaps                       147,500         1,012       (30,123)         107,500          234        (5,695)
---------------------------------------------------------------------------------------------------------------------------------
Total derivatives designated
   as hedging instruments                       208,976         2,947       (30,266)         194,901        1,530        (6,905)
---------------------------------------------------------------------------------------------------------------------------------
Derivatives not designated
   as hedging instruments
      Futures contracts                           2,238             -             -           66,327            -        (2,813)
      Interest rate swaps                       250,000             -          (145)         250,000          480           (10)
      Purchased option contracts                964,015        75,218             -          629,479       76,494             -
      Written option contracts                        -             -       (43,092)               -            -       (49,417)
---------------------------------------------------------------------------------------------------------------------------------
Total derivatives not designated
   as hedging instruments                     1,216,253        75,218       (43,237)         945,806       76,974       (52,240)
---------------------------------------------------------------------------------------------------------------------------------
Total derivative financial
      instruments                           $ 1,425,229    $   78,165    $  (73,503)    $  1,140,707    $  78,504    $  (59,145)
=================================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the statement of comprehensive income classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding embedded derivatives, and the offset of the hedged item in an effective hedge for the years ended December 31:

=================================================================================================================

                                                                         2014            2013            2012
-----------------------------------------------------------------------------------------------------------------
Net investment income, reclassified from
   accumulated other comprehensive income
      Interest rate swaps, cash flow hedge                            $      149      $     149       $      439
-----------------------------------------------------------------------------------------------------------------

Total reclassified to net investment income                                  149            149              439
-----------------------------------------------------------------------------------------------------------------

Net realized investment gains (losses)
   Currency futures, fair value hedge                                      1,037          4,413           (1,061)
   Currency futures, ineffectiveness in hedge                                 (4)            82              (48)
   Currency futures, undesignated                                            634           (233)          (3,779)
   Equity futures, undesignated                                           (1,147)       (21,053)         (15,139)
   Interest rate swaps, fair value hedge                                 (23,849)        19,179            2,917
   Interest rate swaps, cash flow hedge                                        -              -            1,501
   Interest rate swaps, undesignated                                        (617)          (441)               -
   Equity options, undesignated, single premium deferred annuity          10,964          1,699                -
   Equity options, undesignated                                           13,327         25,441           11,267
-----------------------------------------------------------------------------------------------------------------

Total net realized investment gains (losses) on derivatives                  345         29,087           (4,342)
-----------------------------------------------------------------------------------------------------------------
Accumulated other comprehensive income
   Currency futures, net investment hedge                                  3,116         (1,171)            (370)
   Cross currency swaps, cash flow hedge                                   1,220          3,377           (1,819)
   Interest rate swaps, cash flow hedge                                      199              -                -
-----------------------------------------------------------------------------------------------------------------

Total accumulated other comprehensive
   income on derivatives                                                   4,535          2,206           (2,189)
-----------------------------------------------------------------------------------------------------------------

Total derivative impact                                               $    5,029      $  31,442       $   (6,092)
=================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table presents the components of accumulated other comprehensive income, before income tax, related to cash flow hedges as of December 31:

==============================================================================================================

                                                                         2014          2013            2012
--------------------------------------------------------------------------------------------------------------
Unrealized gain on derivatives included in accumulated
   other comprehensive income as of January 1                         $   7,190      $  5,133       $   9,262
Gains (losses) deferred in accumulated other comprehensive
   income on the effective portion of cash flow hedges                    4,535         2,206          (2,189)
Amounts reclassified to net investment income and
   net realized investment (losses)                                        (149)         (149)         (1,940)
--------------------------------------------------------------------------------------------------------------

Unrealized gain on derivatives included in accumulated
   other comprehensive income as of December 31                       $  11,576      $  7,190       $   5,133
==============================================================================================================

The Company estimates that $37 will be reclassified in 2015 from accumulated other comprehensive income to net investment income as contractual cash flows on cross currency swaps are settled and from cash flows on interest rate swaps designated as cash flow hedges that were terminated in 2014. The Company is hedging its exposure to the variability in future cash flows for a maximum of 37 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments. There were no cash flow hedges discontinued as a result of no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date.

The Company is exposed to credit losses in the event of nonperformance by the counterparties to its derivative instruments. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and, in the opinion of management, have low counterparty risk.

EMBEDDED DERIVATIVES

The Company issues products that contain embedded derivatives, including equity-indexed annuities and guarantees contained in variable annuity policies and single premium deferred annuities. Such embedded derivatives are required to be separated from their host contracts and accounted for at fair value. The following table presents the fair value of embedded derivatives, which are reported as part of policyholder account balances in the consolidated balance sheets, as of December 31:

=======================================================================

                                               2014             2013
-----------------------------------------------------------------------
Equity-indexed annuities                    $   92,228       $  83,256
Single premium deferred annuities               45,503           8,652
Guarantees on variable annuities                 5,691          (7,945)
-----------------------------------------------------------------------

Total embedded derivatives                  $  143,422       $  83,963
=======================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The increase (decrease) in fair value related to embedded derivatives was $38,434, ($21,675), and $12,018 for the years ended December 31, 2014, 2013, and
2012, respectively, and was recorded within net realized investment gains (losses).

ASSET RESTRICTIONS

At December 31, 2014 and 2013, $328,652 and $86,661, respectively, of securities were restricted from corporate use related to the single premium deferred annuity product.

SECURITIES ON DEPOSIT/ASSETS DESIGNATED

Iowa law requires that assets equal to a life insurer's "legal reserve" must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2014 and 2013, bonds and notes, mortgage loans, policy loans and cash with a carrying value of $8,657,189 and $8,154,769, respectively, were accordingly designated for Iowa. Other regulatory jurisdictions require cash and securities to be deposited for the benefit of policyholders. Pursuant to these requirements, securities with a fair value of $86,876 and $32,548 were on deposit as of December 31, 2014 and 2013, respectively.

NOTE 4: FAIR VALUE

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than investment-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements.

VALUATION HIERARCHY

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

   o Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

   o Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

   o Level 3: One or more significant inputs are unobservable and reflect the Company's estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company's assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company's estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

VALUATION PROCESS

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that the Company's assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company's processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company's investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

TRANSFERS BETWEEN LEVELS

There were eight transfers totaling $35,074 into Level 2 from Level 1 during the year ended December 31, 2014. There were 13 transfers totaling $71,718 into Level 2 from Level 3 and three transfers totaling $21,805 into Level 3 from Level 2 during the year ended December 31, 2014. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013. There were two transfers totaling $10,025 into Level 2 from Level 3 and one transfer totaling $202 into Level 3 from Level 2 during the year ended December 31, 2013. The 2014 transfers into Level 2 from Level 1 were US government and agencies securities. The transfers into Level 2 from Level 3 were commercial mortgage-backed securities. The transfers into Level 3 were domestic corporate securities. The 2013 transfers into Level 2 were other structured securities. The 2013 transfer into Level 3 was an equity security. For both years, the transfers into Level 2 occurred due to a change from a model using one or more significant inputs that were unobservable to a model using all significant inputs that were observable and the transfers into Level 3 were related to changes in models using all significant inputs that were observable to models using one or more significant inputs that were unobservable.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

FAIR VALUE MEASUREMENT - RECURRING BASIS

The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2014.

==============================================================================================================================

ASSETS, AT FAIR VALUE                                                LEVEL 1        LEVEL 2         LEVEL 3         TOTAL
------------------------------------------------------------------------------------------------------------------------------
Cash equivalents(1)                                                $  142,695    $           -    $        -    $     142,695
Debt securities
   U.S. government and agencies                                             -           66,348             -           66,348
   States and political subdivisions                                        -        1,028,804             -        1,028,804
   Foreign government securities                                            -           35,775             -           35,775
   Domestic corporate securities                                            -        4,834,320        39,913        4,874,233
   Mortgage-backed securities
      Residential mortgage-backed                                           -          347,137       105,776          452,913
      Commercial mortgage-backed                                            -          563,286        11,507          574,793
   Collateralized debt obligations                                          -           15,006        37,367           52,373
   Other structured securities                                              -          228,255       128,962          357,217
   Foreign corporate securities                                             -        1,658,711         5,487        1,664,198
------------------------------------------------------------------------------------------------------------------------------
      Total debt securities                                                 -        8,777,642       329,012        9,106,654

Equity securities                                                      52,149           45,284        19,643          117,076
Short-term investments                                                  1,027                -             -            1,027
Student loans                                                               -                -        17,218           17,218
Receivable for sale of unconsolidated affiliate                             -                -        52,045           52,045
Derivative assets                                                         508           77,657             -           78,165
Separate account assets                                                     -        3,873,407             -        3,873,407
------------------------------------------------------------------------------------------------------------------------------

      Total assets                                                 $  196,379    $  12,773,990    $  417,918    $  13,388,287
==============================================================================================================================

==============================================================================================================================

LIABILITIES, AT FAIR VALUE                                           LEVEL 1          LEVEL 2       LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------------------------
Derivative liabilities                                             $        -       $  73,503      $        -      $   73,503
Derivatives embedded in
   annuity contracts                                                        -               -         143,422         143,422
------------------------------------------------------------------------------------------------------------------------------

   Total liabilities                                               $        -       $  73,503      $  143,422      $  216,925
==============================================================================================================================

(1) Excludes cash of $133,174 that is not subject to fair value accounting.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table summarizes the Company's assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2013.

==============================================================================================================================

ASSETS, AT FAIR VALUE                                                LEVEL 1        LEVEL 2         LEVEL 3         TOTAL
------------------------------------------------------------------------------------------------------------------------------
Cash equivalents(1)                                                $   152,601   $           -    $         -   $     152,601
Debt securities
   U.S. government and agencies                                         41,943               -              -          41,943
   States and political subdivisions                                         -         822,031              -         822,031
   Foreign government securities                                             -          43,192              -          43,192
   Domestic corporate securities                                             -       4,326,842         26,337       4,353,179
   Mortgage-backed securities
      Residential mortgage-backed                                            -         388,697        136,442         525,139
      Commercial mortgage-backed                                             -         456,274         92,797         549,071
   Collateralized debt obligations                                           -          15,000         41,550          56,550
   Other structured securities                                               -         223,984         59,242         283,226
   Foreign corporate securities                                              -       1,640,167          5,194       1,645,361
------------------------------------------------------------------------------------------------------------------------------
      Total debt securities                                             41,943       7,916,187        361,562       8,319,692

Equity securities                                                            -          34,489         18,659          53,148
Short-term investments                                                     988               -              -             988
Student loans                                                                -               -         19,046          19,046
Derivative assets                                                          161          78,343              -          78,504
Separate account assets                                                      -       4,632,123              -       4,632,123
------------------------------------------------------------------------------------------------------------------------------

      Total assets                                                 $   195,693   $  12,661,142    $   399,267   $  13,256,102
==============================================================================================================================

==============================================================================================================================

LIABILITIES, AT FAIR VALUE                                           LEVEL 1          LEVEL 2      LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------------------------
Derivative liabilities                                             $    2,951       $  56,194     $        -      $    59,145
Derivatives embedded in
   annuity contracts                                                        -               -         83,963           83,963
------------------------------------------------------------------------------------------------------------------------------

   Total liabilities                                               $    2,951       $  56,194     $   83,963      $   143,108
==============================================================================================================================

(1) Excludes cash of $163,806 that is not subject to fair value accounting.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

CHANGES IN FAIR VALUE MEASUREMENT

The following table sets forth the fair values of assets and liabilities classified as Level 3 within the fair value hierarchy at December 31, 2014:

==================================================================================================================================

                                                                TOTAL  REALIZED/UNREALIZED
                                                                 GAIN (LOSS) INCLUDED IN:
                                                                ---------------------------      NET       TRANSFER
                                                       BALANCE                    OTHER       PURCHASES,     INTO      BALANCE
                                                      JANUARY 1,              COMPREHENSIVE  (SALES) AND   (OUT OF)  DECEMBER 31,
                                                        2014      EARNINGS(1)     INCOME     (MATURITIES)   LEVEL 3    2014(2)
----------------------------------------------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities                      $   26,337  $     (730)   $    (671)    $  (1,852)  $  16,829   $   39,913
   Mortgage-backed securities
      Residential mortgage-backed                        136,442       1,828        6,813       (39,307)          -      105,776
      Commercial mortgage-backed                          92,797      (1,032)       2,286       (10,826)    (71,718)      11,507
   Collateralized debt obligations                        41,550         595        3,391        (8,169)          -       37,367
   Other structured securities                            59,242         766       (1,748)       65,726       4,976      128,962
   Foreign corporate securities                            5,194           -            1           292           -        5,487
----------------------------------------------------------------------------------------------------------------------------------
      Total debt securities                              361,562       1,427       10,072         5,864     (49,913)     329,012

Equity securities                                         18,659           -          984             -           -       19,643
Student loans                                             19,046        (474)           -        (1,354)          -       17,218
Receivable for sale of
   unconsolidated affiliate                                    -       3,118            -        48,927           -       52,045
----------------------------------------------------------------------------------------------------------------------------------

   Total assets                                       $  399,267  $    4,071    $  11,056     $  53,437   $ (49,913)  $  417,918
==================================================================================================================================

Derivatives embedded
   in annuity contracts                               $   83,963  $   38,434    $       -     $  21,025   $       -   $  143,422
----------------------------------------------------------------------------------------------------------------------------------

   Total liabilities                                  $   83,963  $   38,434    $       -     $  21,025   $       -   $  143,422
==================================================================================================================================

(1) Included in net income is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no significant unrealized gains (losses) for the period included in net income attributable to the fair value relating to assets and liabilities classified as Level 3 that are still held at December 31, 2014.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2014.

============================================================================================================================

                                                                                                                   NET
                                                                                                                PURCHASES,
                                                                                                               (SALES) AND
                                                             PURCHASES     SALES      MATURITIES     OTHER     (MATURITIES)
----------------------------------------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities                             $   6,923    $      -     $   8,775    $      -    $   (1,852)
   Mortgage-backed securities
      Residential mortgage-backed                                   19           -        39,326           -       (39,307)
      Commercial mortgage-backed                                   107           -        10,933           -       (10,826)
   Collateralized debt obligations                                  73           -         8,242           -        (8,169)
   Other structured securities                                  68,953           -         3,227           -        65,726
   Foreign corporate securities                                    667           -           375           -           292
----------------------------------------------------------------------------------------------------------------------------
      Total debt securities                                     76,742           -        70,878           -         5,864

Equity securities                                                    -           -             -           -             -
Student loans                                                        -       1,354             -           -        (1,354)
Receivable for sale of
   unconsolidated affiliate                                          -           -             -      48,927        48,927
----------------------------------------------------------------------------------------------------------------------------

   Total assets                                              $  76,742    $  1,354     $  70,878    $ 48,927    $   53,437
============================================================================================================================

Derivatives embedded
   in annuity contracts                                      $  34,642    $      -     $  13,617    $      -    $   21,025
----------------------------------------------------------------------------------------------------------------------------

   Total liabilities                                         $  34,642    $      -     $  13,617    $      -    $   21,025
============================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table sets forth the fair values of assets and liabilities classified as Level 3 within the fair value hierarchy at December 31, 2013:

==========================================================================================================================

                                                         TOTAL REALIZED/UNREALIZED
                                                          GAIN (LOSS) INCLUDED IN:
                                                        ---------------------------      NET        TRANSFER
                                            BALANCE                       OTHER       PURCHASES,      INTO       BALANCE
                                           JANUARY 1,                 COMPREHENSIVE  (SALES) AND    (OUT OF)   DECEMBER 31,
                                              2013      EARNINGS(1)   INCOME (LOSS)  (MATURITIES)    LEVEL 3     2013(2)
----------------------------------------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities           $   22,294   $      781      $    (484)   $     3,746   $        -   $   26,337
   Mortgage-backed securities
      Residential mortgage-backed             169,679        1,567          3,981        (38,785)           -      136,442
      Commercial mortgage-backed               99,375       (7,099)        21,559        (21,038)           -       92,797
   Collateralized debt obligations             40,504          255         13,364        (12,573)           -       41,550
   Other structured securities                 10,025          278           (104)        59,068      (10,025)      59,242
   Foreign corporate securities                 6,107            -            (47)          (866)           -        5,194
----------------------------------------------------------------------------------------------------------------------------
      Total debt securities                   347,984       (4,218)        38,269        (10,448)     (10,025)     361,562

Equity securities                              17,669       (2,355)         2,997            146          202       18,659
Student loans                                  19,751          141              -           (846)           -       19,046
----------------------------------------------------------------------------------------------------------------------------

   Total assets                            $  385,404   $   (6,432)     $  41,266    $   (11,148)  $   (9,823)  $  399,267
============================================================================================================================

Derivatives embedded
   in annuity contracts                    $  100,300   $  (16,337)     $       -    $         -   $        -   $   83,963
----------------------------------------------------------------------------------------------------------------------------

   Total liabilities                       $  100,300   $  (16,337)     $       -    $         -   $        -   $   83,963
============================================================================================================================

(1) Included in net income is amortization of premium/discount, impairments, realized gains and losses and lapses associated with embedded derivatives.
(2) There were no significant unrealized gains (losses) for the period included in net income attributable to the fair value relating to assets and liabilities classified as Level 3 that are still held at December 31, 2013.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2013.

=============================================================================================

                                                                                      NET
                                                                                  PURCHASES,
                                                                                 (SALES) AND
                                         PURCHASES      SALES      MATURITIES    (MATURITIES)
---------------------------------------------------------------------------------------------
Debt securities
   Domestic corporate securities         $  13,226    $     997    $     8,483    $    3,746
   Mortgage-backed securities:
      Residential mortgage-backed                -            -         38,785       (38,785)
      Commercial mortgage-backed             4,935        8,407         17,566       (21,038)
   Collateralized debt obligations             481            -         13,054       (12,573)
   Other structured securities              59,068            -              -        59,068
   Foreign corporate securities                799            -          1,665          (866)
---------------------------------------------------------------------------------------------
      Total debt securities                 78,509        9,404         79,553       (10,448)

Equity securities                              833          687              -           146
Student loans                                    -          846              -          (846)
---------------------------------------------------------------------------------------------

   Total assets                          $  79,342    $  10,937    $    79,553    $  (11,148)
=============================================================================================

DETERMINATION OF FAIR VALUES

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------

Cash equivalents: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

For all other Level 1 measurements, valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Equity securities: Consists of exchange traded funds.

U.S. government and agencies: Consists of U.S. Treasury securities and debentures (non-mortgage-backed securities/asset-backed securities) issued by agencies of the U.S. government.

Short-term investments: Consists of certificates of deposit.

Derivative assets and liabilities: Consists of exchange traded derivatives (primarily futures and options) that are actively traded.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Level 2 Measurements
--------------------

U.S. government and agencies: U.S. Treasury securities and debentures issued by agencies of the U.S. government are valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

States and political subdivisions: Consists of municipal general obligation and revenue bonds for which pricing is determined based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and comparable trades in the municipal bond markets.

Foreign government securities: Consists primarily of Canadian and Australian sovereign and provincial debentures. Valued based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Domestic corporate securities: Valued based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Residential mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data such as trades, bid price or spread, two-sided markets, benchmark curves, discount rates, derivative indices and loan level information.

Commercial mortgage-backed securities: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data such as trades, bid price or spread, two-sided markets, benchmark curves, discount rates, derivative indices and loan level information.

Collateralized debt obligations and other structured securities: Valued based on observable inputs including quoted prices for identical or similar assets in markets that are not active.

Foreign corporate securities: Valued based on observable inputs such as the applicable, country-specific market yield curve, market indicated spreads by security rating and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Equity securities - preferred stock: Consists of U.S. and Canadian preferred stocks; preferred stock valuation is based on observable inputs such as the applicable market yield curve, market indicated spreads by security rating, and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Derivative assets and liabilities: Consists of derivatives such as interest-rate swaps, currency forwards, and other over the counter derivatives. Valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee.

For the majority of assets classified as Level 2 investments, the Company values the assets using third-party pricing sources, which generally rely on quoted prices for similar assets in markets that are active and observable market data. A portion of the domestic corporate securities fair value is determined using matrix pricing.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Level 3 Measurements
--------------------

Most of the Company's financial instruments classified as Level 3 include less liquid securities such as mortgage-backed securities, certain domestic and foreign corporate securities and other equity securities, collateralized debt obligations, and derivatives embedded in annuity contracts.

Domestic corporate securities, foreign corporate securities, and equity securities: Consists primarily of private equity investments that are valued using internal appraisals that rely on information obtained from general partners of the private equity investments. The Company also owns within domestic corporate securities, tax advantaged and other notes, which are valued using internal models.

Mortgage-backed securities (residential and commercial), collateralized debt obligations, and other structured securities: Valuations are obtained from independent, third-party pricing sources, or to a lesser extent, internal models. The Company does not have access to the significant unobservable inputs used to price these securities due to the lack of transparency in the process used by third parties to develop prices for these investments. The Company believes however, the types of inputs third parties may use would likely be similar to those used to price securities for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and counterparty credit spreads.

Student loans: Valuation is determined using internal models based on discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. In addition, the Company makes assumptions regarding default rate, prepayment rate and credit spreads. Loans with similar characteristics are aggregated for purposes of the calculations. The unobservable inputs are default and prepayment rates. However, these rates have a nominal impact on fair value. Increases in these unobservable inputs, in isolation, will generally have an inverse correlation with the fair value measurement.

Receivable for sale of unconsolidated affiliate: Consists of an asset for contingent future payments that in included in other assets and receivables upon the sale of CMG MI, which is valued based on estimated discounted cash flow analysis. The asset for contingent future payments is based on the performance of CMG MI over the six-year post-sale period, as defined in the purchase agreement.

Derivatives embedded in annuity contracts: Valuation is determined using internal models. The Company offered certain variable annuity products with guaranteed minimum benefit riders. The riders include guaranteed minimum withdrawal benefit ("GMWB") riders and guaranteed minimum accumulation benefit ("GMAB") riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract. Equity-indexed and single premium deferred annuities also contain embedded derivatives, the option is related to the performance of a stock index.

The fair value of GMWB and GMAB embedded derivatives is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. The Company projects cash flows from the derivatives under multiple capital market scenarios using observable risk free rates then includes an adjustment for the Company's own credit and risk margins for non-capital market inputs.

In estimating the fair value of the embedded derivative of the equity-indexed annuity and single premium deferred annuity, the Company attributes a present value to the embedded derivative equal to the discounted sum of the excess cash flows of the index related fund value over the minimum guaranteed fund value. The current year portion of the embedded derivative is adjusted for known market conditions. The discount factor at which the embedded derivative is valued contains an adjustment for the Company's own credit and risk margins for unobservable non-capital market inputs.

The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt as well as its claims paying ability.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

These derivatives may be more costly than expected in volatile or declining equity markets. Changes in market conditions include, but are not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates. Changes in fair value may be impacted by changes in the Company's own credit standing. Lastly, changes in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of the derivatives that could materially affect net income.

The following table presents information about significant unobservable inputs used in Level 3 embedded derivative liabilities measured at fair value developed by internal models as of December 31, 2014 and 2013:

============================================================================================================================

         PREDOMINANT                  SIGNIFICANT                          RANGE OF VALUES - UNOBSERVABLE INPUT
       VALUATION METHOD            UNOBSERVABLE INPUT                          2014                    2013
----------------------------------------------------------------------------------------------------------------------------
GUARANTEES ON VARIABLE ANNUITIES
----------------------------------------------------------------------------------------------------------------------------
   Stochastic modeling          Lapse rates, including       0% to 51%                      0% to 44%
                                   risk margin
                                --------------------------------------------------------------------------------------------
                                Company's own
                                   credit margin             110 - 140 basis points add     133 - 183 basis points add
                                                             on to discount rate            on to discount rate
----------------------------------------------------------------------------------------------------------------------------

EQUITY-INDEXED ANNUITIES
----------------------------------------------------------------------------------------------------------------------------
   Discounted cash flow         Lapse rates                  1% to 25% with an excess       2% to 15% with an excess
                                                             lapse rate at the end of the   lapse rate at the end of the
                                                             index period of 60%.           index period of 46%.
                                --------------------------------------------------------------------------------------------
                                Company's own credit
                                   and risk margin           60 - 90 basis points add on    83 - 133 basis points add
                                                             to discount rate               on to discount rate

----------------------------------------------------------------------------------------------------------------------------

SINGLE PREMIUM DEFERRED ANNUITIES
----------------------------------------------------------------------------------------------------------------------------
   Discounted cash flow         Lapse rates                  2% to 4% with an excess        2% to 15% with an excess
                                                             lapse rate at the end of the   lapse rate at the end of the
                                                             index period of 95%            index period of 58%
                                --------------------------------------------------------------------------------------------
                                Company's own credit
                                   and risk margin           60 - 90 basis points add on    83 - 133 basis points add
                                                             to discount rate               on to discount rate
============================================================================================================================

FAIR VALUE MEASUREMENTS FOR FINANCIAL INSTRUMENTS NOT REPORTED AT FAIR VALUE

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments which are not recorded at fair value on a recurring basis for which it is practicable to estimate that value.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

Mortgage loans: The fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Policy loans: The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity and policy loans are often repaid by reductions to policy benefits.

Notes receivable: The fair values for notes receivable are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Federal Home Loan Bank restricted stock: The Company holds FHLB restricted stock in connection with a contractual arrangement with the Federal Home Loan Bank of Des Moines. FHLB restricted stock is bought and sold at par, and is carried at cost, which represents redemption value.

Cash: The carrying amount approximates its fair value due to its short term nature.

Investment-type contracts: Investment-type contracts include group and individual annuity contracts and deposit-type contracts in the general account. In most cases, the fair values are determined by discounting expected liability cash flows and required profit margins using the year-end swap curve plus a spread equivalent to a cost of funds for insurance companies.

Notes and interest payable: The fair value for notes and interest payable is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate account liabilities: Separate account liabilities represent the account value owed to the contract holder, which is equal to the segregated assets carried at fair value.

The carrying amounts and estimated fair values of the Company's financial instruments that are not measured at fair value on a recurring basis, at December 31 are as follows:

==================================================================================================================

                                                                   2014                           2013
                                                        ----------------------------------------------------------
                                                          CARRYING       ESTIMATED      CARRYING      ESTIMATED
                                                           AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
------------------------------------------------------------------------------------------------------------------
Financial instruments recorded as assets
   Mortgage loans                                       $  1,455,472   $  1,556,703   $  1,378,374   $  1,395,240
   Policy loans                                              103,921            n/a        103,020            n/a
   Notes receivable                                            2,597          2,597          3,331          3,331
   Federal Home Loan Bank restricted stock                    19,570         19,570         17,968         17,968
   Cash                                                      133,174        133,174        171,481        171,481

Financial instruments recorded as liabilities
   Investment-type contracts                               4,775,617      5,206,936      4,948,480      4,806,691
   Notes and interest payable                                393,261        407,369        243,004        251,887
   Separate account liabilities                            3,873,407      3,873,407      4,632,123      4,632,123
==================================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

FAIR VALUE OPTION AND STUDENT LOANS

The Company elected the fair value option with respect to all student loans to better reflect their economics.

The fair value and the aggregate unpaid principal balance of the Company's student loans, a Level 3 asset, for which the fair value option has been elected at December 31, 2014 and 2013 are as follows:

==============================================================================================================

                                                                                  2014                 2013
--------------------------------------------------------------------------------------------------------------
Loans at fair value and accrued interest outstanding(1)                        $  17,751            $  20,087
Aggregate contractual principal and accrued interest outstanding                  19,409               21,272
--------------------------------------------------------------------------------------------------------------
   Fair value adjustment                                                       $  (1,658)           $  (1,185)
==============================================================================================================

(1) Fair value includes interest of $533 and $1,041, as of December 31, 2014 and 2013, respectively, included in accrued investment income on the consolidated balance sheets.

The change in the fair value of the loans is included in net realized investment gains (losses) in the accompanying consolidated statements of comprehensive income (loss). Interest income is recorded on an accrual basis and is included in net investment income. The Company had $15,173 and $14,364 of loans at December 31, 2014 and 2013, respectively, that were in repayment status with less than $500 of loans greater than 90 days past due in both years.

NOTE 5:  INCOME TAX

The Company and certain of its domestic subsidiaries are included in the consolidated federal income tax return filed by CMHC, the Company's ultimate parent. The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary's contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

INCOME TAX EXPENSE ON CONTINUING OPERATIONS

Income tax expense attributable to income from continuing operations for the years ended December 31 is as follows:

=====================================================================================================

                                                             2014             2013            2012
-----------------------------------------------------------------------------------------------------
Current tax expense (benefit)                             $   79,072       $  26,759       $    (910)
Deferred tax expense                                          29,490          61,183          50,904
-----------------------------------------------------------------------------------------------------

Total income tax expense on continuing operations         $  108,562       $  87,942       $  49,994
=====================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

RECONCILIATION TO U.S. TAX RATE

Income tax expense differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income from continuing operations before income taxes and equity of unconsolidated affiliates due to the items listed in the following reconciliation:

======================================================================================================

                                                                   2014          2013          2012
------------------------------------------------------------------------------------------------------
Tax expense computed at federal corporate tax rate              $  122,848    $  99,137    $   80,435
Tax-exempt investment income                                        (7,024)      (5,354)       (4,267)
Income tax related to prior years                                   (4,451)      (8,603)      (23,722)
Dividends-received deduction                                        (6,026)      (3,919)       (2,938)
Meals and entertainment                                                772          633           926
Foreign operations                                                   1,793         (782)         (215)
Accumulated other comprehensive income adjustments                     180        7,147             -
Other, net                                                             470         (317)         (225)
------------------------------------------------------------------------------------------------------

Total income tax expense on continuing operations               $  108,562    $  87,942    $   49,994
======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

DEFERRED INCOME TAXES

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31, 2014 and 2013 are as follows:

==============================================================================================

                                                                       2014           2013
----------------------------------------------------------------------------------------------
Deferred tax assets
   Policy liabilities and reserves                                  $    90,252    $  104,793
   Pension and other employee benefits                                   90,337        73,137
   Unearned revenue                                                      18,479        16,811
   Loss liabilities                                                      17,112        16,094
   Accrued expenses                                                      39,783        42,349
   Dividends payable to policyholders                                     8,553         7,820
   Foreign currency translation                                           3,498         3,429
   Loss carryforwards                                                     1,517         1,022
   Undistributed net income of unconsolidated affiliates                  1,554             -
   Other                                                                  3,625         5,198
----------------------------------------------------------------------------------------------

Gross deferred tax assets                                               274,710       270,653
----------------------------------------------------------------------------------------------

Deferred tax liabilities
   Unrealized investment gains                                          196,024        97,074
   Investments                                                           29,458        11,415
   Deferred policy acquisition costs                                     99,056        96,189
   Deferred and uncollected premium                                      12,951        11,065
   Fixed assets and real estate                                          16,425        14,186
   Intangible assets                                                     13,172        14,708
   Undistributed net income of unconsolidated affiliates                      -        14,221
   Other                                                                 15,187        12,617
----------------------------------------------------------------------------------------------

Gross deferred tax liabilities                                          382,273       271,475
----------------------------------------------------------------------------------------------

Net deferred tax liability                                          $  (107,563)   $     (822)
==============================================================================================

VALUATION ALLOWANCE

The Company considered the need for a valuation allowance with respect to its gross deferred tax assets as of December 31, 2014 and 2013, and based on that evaluation, the Company has determined it is more likely than not that all deferred tax assets as of December 31, 2014 and 2013 will be realized. Therefore, a valuation allowance was not established.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

OTHER TAX ITEMS

The Company had no federal operating or capital loss carryforwards as of December 31, 2014 and 2013. As of December 31, 2014 and 2013, the Company had state operating loss carryforwards of $33,292 and $24,600, respectively; the related tax benefits are $1,517 and $1,022, respectively. These carryforwards expire in various years through 2034.

The Company generally does not provide U.S. deferred taxes or foreign withholding taxes on the undistributed earnings of its non-U.S. affiliates and associated companies since the earnings are intended to be reinvested indefinitely. The total amount of undistributed earnings for which such taxes have not been provided is approximately $30,375 and $25,756 as of December 31, 2014 and 2013, respectively. The amount of unrecognized deferred tax liability associated with these earnings is approximately $6,385 and $5,379 as of December 31, 2014 and 2013, respectively.

UNRECOGNIZED TAX BENEFITS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

======================================================================================================

                                                                            2014               2013
------------------------------------------------------------------------------------------------------
Balance at January 1                                                     $  24,014          $  19,508
   Additions based on tax positions related to the current year              5,341              5,266
   Additions for prior years' tax positions                                  7,320                154
   Reductions for prior years' tax positions                                    (6)              (914)
------------------------------------------------------------------------------------------------------

Balance at December 31                                                   $  36,669          $  24,014
======================================================================================================

Included in the balance of unrecognized tax benefits at December 31, 2014 and 2013 are $11,360 and $6,063, respectively, of unrecognized tax benefits that, if recognized would affect the effective income tax rate in future periods. Management does not anticipate a material change to the Company's uncertain tax positions during 2015.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense in the consolidated statements of comprehensive income (loss). During the years ended December 31, 2014, 2013, and 2012 the Company recognized additions (reductions) of $1,123, $615 and ($15,654) in interest and penalties, respectively. The Company had accrued $4,129 and $3,006 for the payment of interest and penalties at December 31, 2014 and 2013, respectively.

The Company is included in a consolidated U.S. Federal income tax return filed by CMHC. The Company also files income tax returns in various states and foreign jurisdictions. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before 2008.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 6: REINSURANCE

The Company enters into reinsurance agreements to reduce overall risk, including exposure to large losses and catastrophic events. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also assumes insurance risk that was directly written by other insurance entities.

The effects of reinsurance on premiums and on claims, benefits, and losses incurred for the years ended December 31 are as follows:

=================================================================================================================

                                        2014                         2013                        2012
                          ---------------------------------------------------------------------------------------

                               LIFE &      PROPERTY &       LIFE &      PROPERTY &       LIFE &       PROPERTY &
                               HEALTH       CASUALTY        HEALTH       CASUALTY        HEALTH        CASUALTY
                             INSURANCE     INSURANCE      INSURANCE     INSURANCE      INSURANCE      INSURANCE
-------------------------------------------------------------------------------------------------------------------
Premiums
   Direct - written        $ 1,372,365    $   394,140    $ 1,359,135    $   371,804    $ 1,301,486    $   342,551
   Direct - change
      in unearned                2,367         (4,408)         6,102         (2,923)         1,642         (3,780)
-------------------------------------------------------------------------------------------------------------------
   Direct - earned           1,374,732        389,732      1,365,237        368,881      1,303,128        338,771

   Assumed - written               911        348,785          1,313        335,152          1,512        283,545
   Assumed - change
      in unearned                   76         (7,154)           (19)       (26,616)           (81)       (28,871)
-------------------------------------------------------------------------------------------------------------------
   Assumed - earned                987        341,631          1,294        308,536          1,431        254,674

   Ceded - written             (12,423)       (17,795)       (26,883)       (16,771)       (12,584)       (16,522)
   Ceded - change
      in unearned                  (61)          (229)          (499)           (42)            36          1,346
-------------------------------------------------------------------------------------------------------------------
   Ceded - earned              (12,484)       (18,024)       (27,382)       (16,813)       (12,548)       (15,176)
-------------------------------------------------------------------------------------------------------------------

Premiums - written, net      1,360,853        725,130      1,333,565        690,185      1,290,414        609,574
Premiums - change
   in unearned, net              2,382        (11,791)         5,584        (29,581)         1,597        (31,305)
-------------------------------------------------------------------------------------------------------------------
Premiums - earned, net     $ 1,363,235    $   713,339    $ 1,339,149    $   660,604    $ 1,292,011    $   578,269
===================================================================================================================

Claims, benefits and losses, and loss adjustment expenses incurred

   Direct                  $   905,290    $   185,263    $   882,903    $   195,823    $   882,676    $   222,760
   Assumed                         355        267,398            198        223,075            871        169,545
   Ceded                       (11,750)        (1,459)       (12,505)          (100)       (15,133)       (12,429)
-------------------------------------------------------------------------------------------------------------------

Claims, benefits
   and losses, net         $   893,895    $   451,202    $   870,596    $   418,798    $   868,414    $   379,876
===================================================================================================================

The balance of reinsurance recoverables at December 31, 2014 and 2013 was $129,416 and $123,155, respectively. These balances are subject to uncertainties similar to the estimates of the gross reserves for claims

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

and policy benefits and loss and loss adjustment expenses. The collection of the balances is also subject to risks. The Company evaluates the risks of collection of these balances in determining the need to establish an allowance for uncollectible reinsurance. In making this determination, the Company considers, among other factors, the credit rating of the reinsurers, its past collection experience, the aging of balances, and any known credit concerns or disputes over contract interpretations. The aggregate recoverable balance of the largest reinsurer was $88,809 or 70% and $83,407 or 69% of the total reinsurance recoverable at December 31, 2014 and December 31, 2013, respectively. No other reinsurer accounts for more than 10% of the balance at December 31, 2014 and 2013. Based on the Company's evaluation, a nominal allowance for uncollectible reinsurance balances was established at December 31, 2014 and 2013.

In June 2014, the Company modified an existing agreement with a third party reinsurer. A change to the structure of the contract resulted in the Company reducing its quota share percentage from 50% to 30%, as well as amending certain buyout terms. In exchange for agreeing to the revised terms the Company received $17,800 in cash. Of the total, $14,800 is fixed and $3,000 is adjustable based on actual results of the business for the 12 month period ending June 30, 2015. The fixed portion was recognized in other income in the consolidated statements of comprehensive income (loss) upon receipt while the adjustable portion is included in deferred revenue as part of accounts payable and other liabilities in the consolidated balance sheet and is being recognized ratably over the 12 month period beginning July 1, 2014, and will be adjusted if necessary as results develop.

The Company had entered into modified coinsurance agreements, under the terms of which the risk of loss was not sufficiently transferred to the reinsurers. Accordingly, the agreements were accounted for using the deposit method of accounting. As part of the agreements, the Company was required to manage certain assets according to guidelines contained in the agreements. These assets provide the basis for investment income to be earned and paid to the reinsurers. The pool of assets was $516,226 as of December 31, 2013, and is included in cash and investments in the consolidated balance sheets. Deposit liabilities were $401,620 as of December 31, 2013 and are included in claim and policy benefit reserves - life and health in the consolidated balance sheets. The Company terminated and recaptured its modified coinsurance agreements in 2014, which had a minimal impact on the financial statements.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 7: DEFERRED POLICY ACQUISITION COSTS

A summary of the deferred policy acquisition costs ("DAC") deferred and amortized as of and for the year ended December 31, 2014 and 2013 is shown in the following table:

=================================================================================================================

                                                              2014                            2013
                                                 ----------------------------------------------------------------

                                                    LIFE AND      PROPERTY AND       LIFE AND       PROPERTY AND
                                                     HEALTH         CASUALTY          HEALTH           CASUALTY
                                                   INSURANCE       INSURANCE         INSURANCE        INSURANCE
-----------------------------------------------------------------------------------------------------------------
Balance at beginning of year                     $    382,385     $     31,944     $    354,197     $     28,997
 Policy acquisition costs deferred                    268,081           62,268          238,706           65,689
 Policy acquisition costs amortized
    and adjustments for changes in
    life and health gross profit assumptions         (231,834)         (63,799)        (231,501)         (62,742)
 Premium deficiency loss recognition                  (22,310)               -                -                -
 DAC effect of change in net unrealized
    gains on securities available for sale             (9,336)               -           20,983                -
-----------------------------------------------------------------------------------------------------------------

Balance at end of year                           $    386,986     $     30,413     $    382,385     $     31,944
=================================================================================================================

DEFERRED SALES INDUCEMENTS

The unamortized balance of sales inducements deferred was $3,205 and $3,788 at December 31, 2014, and 2013, respectively. Amortization of deferred sales inducements was $610, $972, and $779 for the years ended December 31, 2014, 2013, and 2012, respectively. Deferred sales inducements are included within other assets and receivables in the consolidated balance sheets.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 8: LIABILITY FOR CLAIM RESERVES

The following table presents activity relating to unpaid claim and claim adjustment expense reserves for property and casualty and certain accident and health insurance policies:

=============================================================================================================

                                                       2014                              2013
                                          -------------------------------------------------------------------
                                          ACCIDENT AND      PROPERTY AND     ACCIDENT AND     PROPERTY AND
                                             HEALTH           CASUALTY          HEALTH          CASUALTY
                                           INSURANCE         INSURANCE        INSURANCE        INSURANCE
-------------------------------------------------------------------------------------------------------------
Balance as of January 1                   $      411,936  $       399,661  $       414,856  $        383,952
  Less experience refunds liability               38,534           14,943           39,663            15,814
  Less reinsurance recoverables                    9,390            9,138            7,348             9,738
-------------------------------------------------------------------------------------------------------------
 Net balance as of January 1                     364,012          375,580          367,845           358,400
-------------------------------------------------------------------------------------------------------------
 Incurred, net of reinsurance
   recoverable, related to
      Current year                               231,176          487,257          232,718           439,640
      Prior years                                (20,457)         (36,055)         (17,918)          (20,842)
-------------------------------------------------------------------------------------------------------------
 Total incurred                                  210,719          451,202          214,800           418,798
-------------------------------------------------------------------------------------------------------------
 Paid, net of reinsurance
   recoverable related to
      Current year                                76,146          283,404           77,792           253,429
      Prior years                                137,900          153,205          140,841           148,189
-------------------------------------------------------------------------------------------------------------
 Total paid                                      214,046          436,609          218,633           401,618
-------------------------------------------------------------------------------------------------------------
 Net balance at December 31                      360,685          390,173          364,012           375,580
   Plus experience refunds liability              36,402           16,312           38,534            14,943
   Plus reinsurance recoverables                   9,445            7,511            9,390             9,138
-------------------------------------------------------------------------------------------------------------

Balance at December 31                    $      406,532  $       413,996  $       411,936  $        399,661
=============================================================================================================

For accident and health products the liability for claim reserves from prior years decreased by $20,457 in 2014 and decreased by $17,918 in 2013. For property and casualty products, the decrease was $36,055 and $20,842 in 2014 and 2013, respectively.

For accident and health products the 2014 decrease in prior year incurred losses primarily relates to favorable development on credit disability insurance reserves due to lower losses than expected driven by lower frequency and severity. For accident and health products the 2013 decrease in prior year incurred losses primarily relates to favorable development in credit disability insurance. For property and casualty products, the 2014 decrease in prior years incurred losses primarily relates to favorable development on fidelity insurance reserves due to fewer large losses than expected. For property and casualty products, the 2013 decrease in prior years incurred losses primarily relates to favorable development on management professional liability reserves.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 9: BENEFIT PLANS

The Company has noncontributory defined benefit pension plans that cover most full time employees. Certain employees and directors are also eligible for non-qualified defined benefit plans. Retirement benefits are provided using either a traditional or cash balance formula. The traditional formula provides benefits based on compensation and years of service. The cash balance formula utilizes notional accounts that credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applies to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement ("non-represented employees") and September 1, 2005 for employees covered under a collective bargaining agreement ("represented employees"). Benefits vest according to plan schedules. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974.

Pursuant to a collective bargaining agreement ("the Agreement") executed on May 3, 2013, the Company will freeze the traditional formula portion of the pension plan for represented employees as of December 31, 2015. As a result of the Agreement, a $8,683 decrease in accrued pension and postretirement liability was recognized through accumulated other comprehensive income in 2013 and is shown in the net prior service (benefit) line in the table below. Effective August 1, 2009, the Company's Board adopted an amendment to freeze the traditional formula portion of the pension plan for non-represented employees. Employees retain the benefits they have accrued under the grandfathered plans as of the date of the freeze; however, no additional benefits will be accrued under the traditional formula. The Company continues to accrue future benefits for these employees under the cash balance formula.

The Company has postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. As of January 1, 2016, pursuant to the Agreement above, retirement medical subsidies will be eliminated for all future retirees who do not meet certain age, years of service and/or employment status criteria. As a result of the Agreement, a $1,113 decrease to accrued pension and postretirement liability was recognized on the consolidated balance sheets in 2013. This included a $1,204 curtailment gain recognized as a reduction to operating and other expenses. Accumulated other comprehensive income also increased $91 as a result of the plan curtailment.

Effective December 31, 2013, the Company transferred the sponsorship of its qualified defined benefit pension plan for non-represented employees to CUNA Mutual Financial Group, Inc. ("CMFG"), the Company's immediate parent. The transfer has no impact on the Company's obligations.

Effective February 1, 2014, the Company transferred the sponsorship of its qualified defined benefit pension plan for represented employees to CMFG, the Company's immediate parent. The transfer has no impact on the Company's obligations.

The measurement date for all benefit plans is December 31.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Amounts recognized in accumulated other comprehensive income related to pension and other postretirement benefit plans as of December 31, 2014 and 2013 are as follows:

====================================================================================================================

                                                         PENSION BENEFITS             OTHER POSTRETIREMENT BENEFITS
                                                  ------------------------------------------------------------------
                                                          2014             2013             2014            2013
--------------------------------------------------------------------------------------------------------------------
Net prior service (benefit)                           $  (17,410)      $   (20,380)      $    (978)      $  (1,203)
Net actuarial (gain) loss                                249,318           200,104          (1,053)         (9,750)
--------------------------------------------------------------------------------------------------------------------
Total recognized in accumulated
  other comprehensive income, before tax                 231,908           179,724          (2,031)        (10,953)
Tax expense (benefit)                                    (80,651)          (62,387)            711           3,834
--------------------------------------------------------------------------------------------------------------------

Total recognized in accumulated
  other comprehensive income, net of tax              $  151,257       $   117,337       $  (1,320)      $  (7,119)
====================================================================================================================

The estimated net actuarial loss and prior service (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2015 for the pension plans are $18,398 and ($2,969), respectively. The estimated prior service (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost during 2015 for other postretirement benefits is ($225). The Company does not expect to amortize any actuarial gain from accumulated other comprehensive income into net periodic benefit cost in 2015.

The following table summarizes information about the plans at December 31:

===============================================================================================================

                                                        PENSION BENEFITS         OTHER POSTRETIREMENT BENEFITS
                                                   ------------------------------------------------------------
                                                     2014             2013            2014           2013
---------------------------------------------------------------------------------------------------------------
Fair value of plan assets                          $   729,486   $      605,795   $      8,419   $      8,218
Benefit obligation                                    (856,408)        (731,231)       (69,275)       (58,321)
---------------------------------------------------------------------------------------------------------------

Net liability recognized in the
    consolidated balance sheet                     $  (126,922)  $     (125,436)  $    (60,856)  $    (50,103)
===============================================================================================================

The following table provides information for the plans for the years ended December 31:

=================================================================================================================

                                              PENSION BENEFITS                   OTHER POSTRETIREMENT BENEFITS
                                    -----------------------------------------------------------------------------
                                       2014          2013          2012         2014         2013         2012
-----------------------------------------------------------------------------------------------------------------
Employer contributions              $  72,448     $   2,440     $  32,903     $  1,175     $  1,238     $    998
Benefit payments                       43,391        39,924        34,297        1,175        1,238          998
Net periodic benefit cost              21,770        17,795        22,802        3,002        2,261        3,383
Curtailment gain                            -             -             -            -        1,204            -
=================================================================================================================

The Company's accumulated benefit obligation for pension plans was $816,220 and $693,631 at December 31, 2014 and 2013, respectively.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

ACTUARIAL ASSUMPTIONS

The Company's actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

=================================================================================================================

                                                      PENSION BENEFITS             OTHER POSTRETIREMENT BENEFITS
                                                  ---------------------------------------------------------------
                                                    2014            2013                2014            2013
-----------------------------------------------------------------------------------------------------------------
Discount rate                                        4.5%            5.3%               4.5%             5.4%
Assumed rate of annual
  compensation increase                              4.4             4.4                4.8              4.8
=================================================================================================================

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation is 5.4% reducing to 4.3% by 2083.

The Company's actuarial assumptions used to develop pension and other postretirement benefit expenses for the years ended December 31 were as follows:

================================================================================================================

                                                  PENSION BENEFITS               OTHER POSTRETIREMENT BENEFITS
                                         -----------------------------------------------------------------------
                                           2014         2013         2012        2014         2013         2012
----------------------------------------------------------------------------------------------------------------
Discount rate                              5.3%         4.3%         5.1%        5.4%         4.4%         5.0%
Assumed rate of annual
  compensation increase                    4.4          4.4          4.4         4.8          4.8          4.8
Expected long-term
  rate of return on plan assets            6.9          7.2          7.2         6.9          7.2          7.2
================================================================================================================

In determining the discount rate for the years ended December 31, 2014, 2013, and 2012, the Company used a hypothetical bond portfolio of actual AA-rated securities matching the expected monthly benefits in the plans. In determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

MEDICARE PART D SUBSIDY

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The effects of the subsidy are reflected in the measurement of the net periodic other postretirement benefit costs. The effect of the subsidy for 2014 was a reduction of the other postretirement benefit cost of $128, including $118 related to service cost, $273 related to interest cost and ($263) related to recognized net actuarial gain. Comparable figures for the effect of the subsidy for 2013 was a reduction of the other postretirement benefit cost of $218 including $159 related to service cost and $240 related to interest cost. There was no impact related to recognized net actuarial losses in 2013. The effect of the subsidy for 2012 was a reduction of the other postretirement benefit cost of $206 including $185 related to service cost, $260 related to interest cost and $240 related to recognized net actuarial loss. The subsidy reduced the 2014 accumulated benefit obligation for other postretirement benefits by $5,930, compared to $4,685 in 2013 and $5,447 in 2012. The Company received subsidies of $7, $42, and $42 in 2014, 2013 and 2012, respectively.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

ESTIMATED FUTURE BENEFIT PAYMENTS

Estimated future benefit payments for the years ended December 31 are as follows:

=============================================================================================================

                                                                                        OTHER POSTRETIREMENT
                                                                       PENSION                BENEFITS
                                                                       BENEFITS           INCLUDING SUBSIDY
-------------------------------------------------------------------------------------------------------------
Estimated future benefit payments
    2015                                                            $      43,501           $     2,145
    2016                                                                   44,439                 2,622
    2017                                                                   45,620                 3,033
    2018                                                                   46,934                 3,452
    2019                                                                   48,216                 3,907
    2020-2024                                                             261,420                22,424
=============================================================================================================

The Company anticipates making a minimum contribution to the pension plans of approximately $30,000 in 2015 with future amounts to be determined based on asset performance and liabilities. For other postretirement benefits, the employer contribution will be equivalent to the estimated 2015 benefits.

PENSION PLAN ASSETS

The Company's investment strategy is to achieve a mix of approximately 80 percent debt exposure and 20 percent equity exposure. Equity securities primarily include investments in domestic large-cap and mid-cap mutual funds. Debt securities primarily include investment grade corporate bond mutual funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk.

The investment strategy is intended to match market asset movements with discount rate related liability changes as closely as possible. This strategy is intended to limit the range of contributions needed by the Company to maintain the plan at minimum funding levels.

The Company invests the pension plans' assets with the goal of meeting short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to approximate target with a small tolerance to changes in overall portfolio risk.

The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect trends and portfolio manager expectations.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2014 are presented in the following table.

=======================================================================================================================

                                              LEVEL 1              LEVEL 2              LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------------------
Mutual funds with debt securities           $   527,089           $       -           $        -           $   527,089
Mutual funds with equity securities             138,768                   -                    -               138,768
Limited partnerships                                  -                   -               42,544                42,544
Cash equivalents                                 21,085                   -                    -                21,085
-----------------------------------------------------------------------------------------------------------------------

   Total plan assets                        $   686,942           $       -           $   42,544           $   729,486
=======================================================================================================================

The fair value of the Company's pension plan assets by asset category at December 31, 2013 are presented in the following table.

=======================================================================================================================

                                              LEVEL 1              LEVEL 2              LEVEL 3               TOTAL
-----------------------------------------------------------------------------------------------------------------------
Mutual funds with debt securities           $   444,220           $       -           $        -           $   444,220
Mutual funds with equity securities             103,649               8,921                    -               112,570
Limited partnerships                                  -                   -               35,514                35,514
Cash equivalents                                 13,491                   -                    -                13,491
-----------------------------------------------------------------------------------------------------------------------

   Total plan assets                        $   561,360           $   8,921           $   35,514           $   605,795
=======================================================================================================================

The Company's pension plan asset allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

=========================================================================================================================

                                                                                                             2015 TARGET
                                                                     2014                   2013              ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
Mutual funds with debt securities                                    72.3%                  73.3%                80.0%
Mutual funds with equity securities                                  19.0                   18.6                 10.0
Limited partnerships                                                  5.8                    5.9                  8.0
Cash equivalents                                                      2.9                    2.2                  2.0
-------------------------------------------------------------------------------------------------------------------------

   Total                                                            100.0%                 100.0%               100.0%
=========================================================================================================================

There were no transfers between levels during the years ended December 31, 2014 or 2013.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

A summary of valuation techniques for classes of pension plan assets by fair value hierarchy level are as follows:

Level 1 Measurements
--------------------

Mutual funds with debt securities, and mutual funds with equity securities:
Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Cash equivalents: Consists of money market mutual funds that have daily quoted net asset values at which the Company could transact; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements
--------------------

Mutual funds with equity securities: Consists of mutual funds where the valuation is based on observable inputs such as quoted net asset values for identical assets in markets that are not active.

Level 3 Measurements
--------------------

Limited partnerships: Valuation of limited partnerships is based on the fair value of the partnership as determined by the general partner based on the underlying holdings.

The following table provides a rollforward of the fair values of assets classified as Level 3 within the fair value hierarchy at December 31, 2014 and 2013:

======================================================================================================

                                                                                 LIMITED PARTNERSHIPS
------------------------------------------------------------------------------------------------------
Balance, January 1, 2013                                                         $            27,630
  Return on plan assets - held                                                                 2,605
  Return on plan assets - sold                                                                   (97)
  Purchases                                                                                    9,233
  Sales                                                                                       (3,857)
------------------------------------------------------------------------------------------------------

Balance, December 31, 2013                                                                    35,514
  Return on plan assets - held                                                                 4,086
  Return on plan assets - sold                                                                   205
  Purchases                                                                                   11,603
  Sales                                                                                       (8,864)
------------------------------------------------------------------------------------------------------

Balance, December 31, 2014                                                       $            42,544
======================================================================================================

OTHER POST-EMPLOYMENT BENEFITS

The Company has a plan to provide severance pay and continuation of certain life and health benefits during the severance period to qualifying inactive or former employees. The Company also provides certain life and health benefits to employees in disability status. The liability for these other post-employment benefits was $8,014 and $7,794 at December 31, 2014 and 2013, respectively.

DEFINED CONTRIBUTION PLANS

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

on certain criteria. The Company's contributions for the years ended December 31, 2014, 2013, and 2012 were $13,886, $13,302, and $13,598, respectively.

OTHER DEFERRED COMPENSATION PLANS

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $72,076 and $64,887 as of December 31, 2014 and 2013, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets.

NOTE 10: STATUTORY FINANCIAL DATA AND DIVIDEND RESTRICTIONS

CMFG Life and its insurance company subsidiaries file statutory-basis financial statements with insurance regulatory authorities of the insurance companies' state of domicile ("Insurance Department"). Statutory capital and surplus as of December 31, 2014 and 2013 and statutory basis net income (loss) for the years ended 2014, 2013 and 2012 for CMFG Life and its insurance affiliates is presented in the table below.

==========================================================================================================================

                                                             STATUTORY CAPITAL                  STATUTORY BASIS
                                                                AND SURPLUS                    NET INCOME (LOSS)
                                                            2014          2013          2014         2013         2012
--------------------------------------------------------------------------------------------------------------------------
CMFG Life Insurance Company                              $1,632,876    $1,553,485    $ 106,949    $ 101,909    $ 115,015
CUMIS Insurance Society, Inc. and Subsidiary                714,886       621,738       88,897       64,359       32,583
MEMBERS Life Insurance Company                               18,366        17,829       (1,792)      (1,562)       3,259
Producers Agriculture Insurance Company
  and Subsidiary                                             55,984        52,762        6,382        7,077        6,271
CUMIS Vermont, Inc.                                          83,809        66,623      (12,814)     (31,035)     (23,949)
CMFG Life Vermont, Inc.*                                     72,548        58,676       15,251       (5,090)      (1,101)
==========================================================================================================================

* CMFG Life Vermont, Inc. was established during 2012.

An Insurance Department allowed CMFG Life to use an accounting practice which differs from prescribed statutory accounting practices (permitted practice). This permitted practice related to the carrying value of mortgage insurance affiliates. The use of this permitted practice increased reported statutory surplus by $15,521 as of December 31, 2013. See Note 3, Investments-Equity in Unconsolidated Affiliates for further discussion of the sale of the mortgage insurance affiliates.

CMFG Life and its insurance subsidiaries are subject to statutory regulations as to the payment of dividends. CMFG Life, along with its wholly-owned subsidiaries, CUMIS Insurance Society, Inc. and subsidiary ("CUMIS"), and MEMBERS Life Insurance Company, are domiciled in Iowa and, based on statutory regulations, could pay dividends up to $163,288, $80,896, and $1,836, respectively, during 2015, without prior approval of the Insurance Department. Producers Agriculture Insurance Company and subsidiary ("PAIC") is a wholly-owned subsidiary of CMFG Life domiciled in Texas and based on statutory regulations, could pay dividends up to $6,332 during 2015, without prior approval of the Texas Insurance Department. In both Iowa and Texas, dividends in excess of these amounts are classified as Extraordinary Dividends, and require approval by the Insurance Department prior to payment. All dividends for CUMIS Vermont, Inc. and CMFG Life Vermont, Inc., domiciled in Vermont, require approval by the Vermont Insurance Department.

Risk-based capital requirements promulgated by the National Association of Insurance Commissioners require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2014, CMFG Life and its insurance subsidiaries' adjusted surplus exceeded the minimum requirements. CMFG Life Vermont, Inc. and CUMIS Vermont, Inc. are regulated as captive insurers and are not subject to RBC rules.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 11: NOTES AND INTEREST PAYABLE

The following table provides the details of notes and interest payable and capital lease obligations at December 31:

=========================================================================================================

                                                                             2014              2013
---------------------------------------------------------------------------------------------------------
CMFG Life Insurance Company
  Surplus notes                                                         $       88,010    $       88,010
  Line of credit - Federal Home Loan Bank                                      190,015           150,073
  Loan participation                                                             4,653             4,921

MCA Fund I Holding LLC
  Collateralized fund obligations - MCA Fund I                                 107,369                 -

CUNA Mutual Group Holdings (Europe)
  Promissory Note                                                                3,214                 -
---------------------------------------------------------------------------------------------------------
Total notes and interest payable                                               393,261           243,004
---------------------------------------------------------------------------------------------------------
Capital lease obligations                                                       22,283            32,804
---------------------------------------------------------------------------------------------------------

Total notes and interest payable and capital lease obligations          $      415,544    $      275,808
=========================================================================================================

CMFG LIFE INSURANCE COMPANY - SURPLUS NOTES

The 8.5% surplus notes, issued in 2010, are due July 2030. Interest on the notes is payable semi-annually. The surplus notes are subordinated, unsecured obligations of the Company, ranking subordinate to the claims of policyholders and all other creditors. The Company may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to the applicable insurance regulatory authority and received approval to make any such payment. A request for payment of interest due January 2015 was approved by the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. The Company is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2014, the Company was in compliance with these covenants.

CMFG LIFE INSURANCE COMPANY - LINE OF CREDIT - FEDERAL HOME LOAN BANK

The Company has borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines ("FHLB") that were entered into in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company is entitled to borrow from the FHLB if the Company purchases FHLB restricted stock and provides securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company's FHLB stock ownership, with an overall limitation based on 30% of the Company's statutory assets. Interest on borrowings was calculated daily at floating rates that ranged from 0.21% to 0.35% in 2014, 0.20% to 0.35% in 2013 and 0.24% to 0.38% in 2012. Payments are due on the line of credit at various dates through 2015 with options of renewal available. As of December 31, 2014 and 2013, the Company owned $19,570 and $17,968 of FHLB restricted common stock, respectively. The Company had $258,521 and $153,524 of pledged securities at December 31, 2014 and 2013, respectively.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

CMFG LIFE INSURANCE COMPANY - LOAN PARTICIPATION

In 2013, the Company sold an interest in a mortgage loan to an unaffiliated entity, which has been accounted for as a secured borrowing. The Company's ongoing participation with the interest sold includes providing certain management and administrative services, including appointing and delegating the loan servicer.

The interest sold is included in mortgage loans within the consolidated balance sheets. The cash flows relate to interest and principal payments received from the borrower on the original mortgage loan, less servicing fees and are paid to the counterparty in accordance with the terms of the underlying agreement. Notwithstanding this accounting treatment, the mortgage loan asset that collateralizes the note payable supplies the cash flow to pay principal and interest to the note holder, and the interest in the mortgage loan sold is not available to general creditors of the Company.

CUNA MUTUAL FINANCIAL GROUP, INC. - LINE OF CREDIT - JP MORGAN CHASE BANK

CMFG Life entered into a $200,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank and other lenders in 2010. In June 2012 the facility was renewed with borrowing capacity of $300,000 and reassigned to CMFG Life's parent company, CMFG. CMFG Life and other subsidiaries, including CUMIS Insurance Society, Inc. ("CUMIS"), were designated as borrowers under the new agreement. Under the facility, a fee is assessed on the unused committed principal ranging from 0.20% to 0.35% per year. The unused fee is determined based on CMFG Life's debt to capital ratio and was assessed at 0.20% at December 31, 2014, 2013 and 2012 and the fee is now paid by CMFG. Under the facility interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.375% to 1.75% based on CMFG's debt to capital ratio. CMFG is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life, and CUMIS were in compliance with these covenants at December 31, 2014. As of December 31, 2014 and 2013, there were no outstanding borrowings under the JP Morgan facility. The credit facility expires in June 2016. CMFG designated up to $95,000 from the line of credit to be used in the event that two insurance subsidiaries need additional capital to meet regulatory minimums. Accordingly, $205,000 of the line of credit was available for general corporate purposes.

MCA FUND I HOLDING LLC - COLLATERALIZED FUND OBLIGATIONS - MCA FUND I

On June 25, 2014, MCA Fund I Holding LLC ("MCA Holding"), a consolidated subsidiary of the Company, issued $250,000 of collateralized notes ("Notes") due August 2024, as follows:

==================================================================================================================

                                                           AMOUNT OUTSTANDING AT
                              INITIAL PRINCIPAL AMOUNT       DECEMBER 31, 2014
------------------------------------------------------------------------------------------------------------------

          CLASS               AFFILIATED   UNAFFILIATED    AFFILATED    UNAFFILIATED            NOTE RATE
------------------------------------------------------------------------------------------------------------------
Class A Notes                 $   55,000   $     75,000    $  47,210    $     64,379    Three month LIBOR + 2.00%

Class B Notes                     50,000         50,000       42,987          42,990    Three month LIBOR + 3.25%

Class C Deferrable Notes          20,000              -       20,150               -    Three month LIBOR + 5.50%
------------------------------------------------------------------------------------------------------------------

Total collateralized notes    $  125,000   $    125,000    $ 110,347    $    107,369
==================================================================================================================

The Notes are secured by a pledge of MCA Holding's limited partnership interest in MCA Fund I. Payment of principal and interest on the Notes is made quarterly. Unless redeemed or repaid earlier, each class of notes will mature and be payable on August 15, 2024. However, prior to August 2024, the Indenture under which the Notes

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

were issued provides that cash proceeds from investments will be used, subject to certain limitation and conditions, to pay Company expenses, principal of the Notes and make payments to equity investors. The Indenture also provides for optional redemption of the Notes by MCA Holding in whole, but not in part, at any time on or after June 25, 2016 or following designated tax events. The affiliated intercompany portion of the notes has been eliminated within these consolidated financial statements.

LIQUIDITY LOAN FACILITY

On June 25, 2014, MCA Holding, Wells Fargo Bank NA as Trustee, and Barclays Bank plc as Liquidity Lender entered into a Liquidity Loan Facility. Outstanding loans available under the Liquidity Loan Facility are limited to the lesser of
(a) $20,000 or (b) 10% of the outstanding principal amount of the Class A and Class B Notes. Proceeds of borrowings under the Liquidity Loan Facility may only be used for purposes allowed under the Indenture.

MCA Holding can elect an interest rate applicable to loans under the Liquidity Loan Facility equal to either (i) LIBOR plus 1.50% or (ii) the Alternate Base Rate plus 0.50%. The Alternate Base Rate is the greater of (a) the Liquidity Lender's prime rate, and (b) the Federal Funds Effective Rate (as defined in the Liquidity Loan Facility) in effect on such day plus 0.50%. The Liquidity Loan Facility terminates on the earliest of August 15, 2024, the repayment of the Class A and Class B Notes, or the acceleration of either the principal of the Notes or amounts owed under the Liquidity Loan Facility. MCA Holding must pay a quarterly commitment fee equal to 0.125% of the unfunded amount available under the Liquidity Loan Facility, which is included in Other expenses in the consolidated statement of comprehensive income (loss). As of December 31, 2014, there were no outstanding borrowings under the Liquidity Loan Facility.

CUNA MUTUAL GROUP HOLDINGS (EUROPE) - PROMISSORY NOTE

CUNA Mutual Group Holdings (Europe), a consolidated subsidiary of the Company, entered into a promissory note with CUNA Mutual International Finance, a subsidiary of CMHC, in November 2014. Interest accrues at 1.33% which was the LIBOR rate at the date of this note plus 1.0%. All unpaid principal and interest will be paid on or before June 30, 2015.

CAPITAL LEASE OBLIGATIONS

Capital lease obligations are included in Accounts payable and other liabilities in the accompanying consolidated balance sheets.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 12: ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income are as follows:

===============================================================================================================

                                        FOREIGN
                                       CURRENCY     UNREALIZED       PENSION                       ACCUMULATED
                                      TRANSLATION   INVESTMENT      AND OTHER                         OTHER
                                         GAINS      GAINS AND     POSTRETIREMENT   DISCONTINUED   COMPREHENSIVE
                                        (LOSSES)    SHADOW DAC       BENEFITS       OPERATIONS       INCOME
---------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2012            $ (31,480)    $  490,791    $    (153,115)   $      (513)   $    305,683

 Change in foreign currency
   translation, net of tax - $10,420     24,524              -                -              -          24,524
 Change in unrealized holding
   gains (losses), net
   of tax - ($169,230)                        -       (316,337)               -           (290)       (316,627)
 Change in pension and other
   postretirement benefits,
   net of tax - $22,687                       -              -           42,897              -          42,897
---------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2013               (6,956)       174,454         (110,218)          (803)         56,477

 Change in foreign currency
   translation, net of tax - ($69)       (1,859)             -                -              -          (1,859)
 Change in unrealized holding gains
   (losses), net of tax - $99,341             -        185,104                -            800         185,904
 Change in pension and other
   postretirement benefits,
   net of tax - ($21,387)                     -              -          (39,719)             -         (39,719)
---------------------------------------------------------------------------------------------------------------

BALANCE, DECEMBER 31, 2014            $  (8,815)    $  359,558    $    (149,937)   $        (3)   $    200,803
===============================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

RECLASSIFICATION ADJUSTMENTS

Accumulated other comprehensive income includes amounts related to unrealized investment gains (losses) and foreign currency translation, which were reclassified to net income. Reclassifications from Accumulated other comprehensive income for the year ended December 31, 2014 and 2013 are included in the following table:

======================================================================================================

                                                                              2014            2013
------------------------------------------------------------------------------------------------------
Reclassifications from accumulated other comprehensive income
  Unrealized (gains) losses on available-for-sale
    securities included in net realized investment losses                 $    (24,887)   $   (36,509)
  Foreign currency translation adjustments included
    in net realized investment losses                                                -          1,197
  Foreign currency translation adjustments included
    in operating and other expenses                                                  -         26,581
  Unrealized (gains) losses on derivatives included in
    net investment income                                                         (149)             -
  Unrealized gains (losses) on available-for-sale
    securities included in operating and other expenses                            514              -
  Unrealized gains (losses) on available-for-sale securities
    included in loss for discontinued operations                                   809              -
------------------------------------------------------------------------------------------------------
Total reclassifications from accumulated
    other comprehensive income                                                 (23,713)        (8,731)
  Tax expense (benefit)                                                         (8,530)       (12,722)
------------------------------------------------------------------------------------------------------

Net reclassification from accumulated
  other comprehensive income                                              $    (15,183)   $     3,991
======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

NOTE 13: COMMITMENTS AND CONTINGENCIES

INVESTMENT COMMITMENTS

The Company has the following investment commitments outstanding at December 31:

================================================================================

                                                    2014               2013
--------------------------------------------------------------------------------
Limited partnerships
    Energy                                      $     131,617       $   114,194
    Mezzanine                                         238,549           300,028
    Private equity                                    177,622           161,333
    Real estate                                        25,913            19,784
Mortgage loans                                         23,840             2,385
Private placement debt                                 14,000            80,500
Bank loans                                                737               910
--------------------------------------------------------------------------------

Total investment commitments                    $     612,278       $   679,134
================================================================================

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

LEASES

The Company contracts for long-term leases for office space, autos, and equipment, most of which are classified as operating leases. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

The Company accounts for certain lease agreements as capital leases. The Company includes capital leases in Office properties, equipment and computer software in the consolidated balance sheets and had the following asset balances related to capital leases at December 31:

=====================================================================================================

                                                                           2014            2013
----------------------------------------------------------------------------------------------------
Capital leases
  Computer software                                                    $      28,624   $      28,624
  Office properties                                                           14,750          15,730
  Office equipment                                                             6,934           8,405
-----------------------------------------------------------------------------------------------------
  Total cost of office properties, equipment and computer software            50,308          52,759
  Accumulated depreciation                                                   (26,053)        (18,783)
-----------------------------------------------------------------------------------------------------

Capital leases less accumulated depreciation                           $      24,255   $      33,976
=====================================================================================================

Depreciation of capitalized leased assets is included in operating and other expenses in the consolidated statements of comprehensive income (loss).

The Company has the following future minimum capital and operating lease payments as of December 31, 2014.

========================================================================================================

                                                                       FUTURE MINIMUM    FUTURE MINIMUM
                                                                          CAPITAL          OPERATING
                                                                       LEASE PAYMENTS    LEASE PAYMENTS
--------------------------------------------------------------------------------------------------------
2015                                                                   $       10,782    $        3,632
2016                                                                           11,133             2,545
2017                                                                            1,148             2,288
2018                                                                                -             1,918
2019                                                                                -               960
                                                                       ---------------------------------
  Total minimum lease payments                                                 23,063    $       11,343
                                                                                         ===============
  Less amount representing interest                                              (780)
--------------------------------------------------------------------------------------

Present value of minimum lease payments under capital leases           $       22,283
======================================================================================

Rental expense included in the Company's results of operations amounted to $9,021, $10,453, and $8,186 in 2014, 2013, and 2012, respectively.

In December 2013, the Company entered into sale leaseback transactions with an unrelated party to sell and leaseback software. These assets were previously included in office properties, equipment and computer software in the consolidated balance sheets and the combined book value of these assets was $43,863 as of December 31, 2013. The Company had entered into similar sale leaseback transactions with software and equipment in 2012 and 2011. The lease term for software is 4 years with annual lease payments of $1,028, $2,430, and $3,686 for the leases beginning in 2013, 2012, and 2011, respectively. The lease term for the equipment is 5 years with annual lease payments of $2,459. At the end of each year of each lease, the Company has the option of purchasing the software and equipment at a predetermined percentage of the original sale price. The leases are accounted for as capital leases.

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

INSURANCE GUARANTY FUNDS

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2014 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $5,892 and $4,182 at December 31, 2014 and 2013, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $4,927 and $3,790 at December 31, 2014 and 2013, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

LEGAL MATTERS

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated financial statements of the Company.

NOTE 14: DISCONTINUED OPERATIONS

The Company reached an agreement to sell its crop insurance operations in September 2014 and sold certain other operations in prior years. These operations have been accounted for in the accompanying financial statements as discontinued operations. Accordingly, the results of operations and the gain or loss on the sale of the discontinued operations, net of taxes, the assets of the discontinued operations, and the liabilities of the discontinued operations are each reported on a single line in the consolidated statements of comprehensive income (loss) and balance sheets for all years presented.

The principal components of discontinued operations relate to two dispositions, including one transaction in 2015 (Producers Ag Insurance Group, Inc. ("PAIG") and subsidiaries) and one transaction that occurred in 2011 (the sale of the Company's Australian life insurance operations). Those transactions are generally described in the following paragraphs.

On September 29, 2014, the Company entered into an agreement with a third party to dispose of PAIG and subsidiaries. The agreement's closing was subject to approvals by regulatory agencies and the satisfaction of customary closing conditions. Those approvals were obtained and conditions were met, and on January 1, 2015, the Company sold PAIG and subsidiaries.

Upon closure of the sale in 2015, the Company received $104,466 in initial cash proceeds. The sale resulted in a pre-tax gain of approximately $32,000, which will be recorded in gain (loss) from discontinued operations, net of tax (benefit) in 2015. Concurrent with the sale, certain reinsurance contracts were modified, whereby the

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Company will retain all crop reinsurance year 2014 and prior business through existing reinsurance arrangements, while crop reinsurance year 2015 and subsequent business risk will belong to the purchaser

Premiums for crop insurance are included in total revenue below and are recorded on the later of the effective date of the contract or when the amount of premiums can be reasonably estimated and are earned on a daily pro rata basis over the period of risk.

Most crop insurance policies are written pursuant to a federal government program, for which the government establishes guidelines, subsidizes a portion of the premium and assumes part of the risk. The Federal Crop Insurance Corporation ("FCIC") reinsures a portion of the Company's crop premiums and losses. As a participating insurer, the Company receives an administrative and operating subsidy from the program based on written premium volume, which partially offsets the cost of selling and servicing the policies. The subsidy is deferred and recognized as a reduction to expense ratably as the related premiums are earned. Amounts due to and from the FCIC are included in assets of discontinued operations.

On April 1, 2011, the Company sold its Australian life insurance operations and executed a reinsurance agreement to transfer its general Australian insurance business. In 2012, the Company completed the transfer of its general Australian insurance business under the reinsurance agreement and entered its remaining subsidiaries into final liquidation proceedings. As a result, the Company recorded a pre-tax currency translation adjustment loss of $10,255 within discontinued operations on the consolidated statements of comprehensive income
(loss).

The following table displays the components of discontinued operations for 2014, 2013 and 2012.

=============================================================================================================

                                                            2014               2013               2012
-------------------------------------------------------------------------------------------------------------
Total revenues                                        $       351,254   $        390,042   $        333,654
Total expenses                                                404,497            444,588            371,032
-------------------------------------------------------------------------------------------------------------
Loss from discontinued operations before
   income taxes                                               (53,243)           (54,546)           (37,378)
Income tax benefit                                            (15,521)           (18,951)           (20,285)
-------------------------------------------------------------------------------------------------------------

Loss from discontinued operations, net of tax         $       (37,722)   $       (35,595)   $       (17,093)
=============================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Net assets of discontinued operations at December 31, 2014 and 2013 are as follows:

=======================================================================================================

                                                                             2014             2013
-------------------------------------------------------------------------------------------------------
ASSETS
   Debt securities                                                       $       8,007   $       9,828
   Cash and cash equivalents                                                     5,638           9,243
   Accrued investment income                                                         4              19
   Premium receivable                                                           35,909          38,415
   Reinsurance recoverables                                                    217,755         254,649
   Net federal income tax recievable                                             4,205           2,839
   Deferred tax asset                                                            6,787           7,399
   Deferred policy acquisition costs                                                 1              14
   Office properties, equipment and computer software                           13,525          17,442
   Amounts due to/from FCIC                                                    151,820         141,340
   Intangible assets, net                                                       28,225          28,375
   Goodwill, net                                                                28,288          28,288
   Other assets and recievables                                                  2,853           3,380
-------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                503,017         541,231
-------------------------------------------------------------------------------------------------------

LIABILITIES
   Loss and loss adjustment expense reserves - property and casualty           221,073         209,038
   Unearned premium                                                             56,946          68,153
   Notes and interest payable                                                   15,020               -
   Reinsurance payable                                                          62,774         105,935
   Net deferred tax liability                                                   11,144           8,708
   Net federal income taxes payable                                              1,647               -
   Accounts payable and other liabilities                                       66,045          65,556
-------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                           434,649         457,390
-------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                         $      68,368   $      83,841
=======================================================================================================

--------------------------------------------------------------------------------

CMFG LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
($ in 000s)

================================================================================

Summarized cash flow statement information for 2014, 2013 and 2012 relating to discontinued operations is as follows:

=======================================================================================================

                                                          2014               2013            2012
-------------------------------------------------------------------------------------------------------
Cash flows from operating activities                 $      (51,342)   $      (19,301)   $       1,220
Cash flows from investing activities                          1,778            (2,824)             320
Cash flows from financing activities                         24,510           (72,824)           4,771
-------------------------------------------------------------------------------------------------------
Cash provided (used) by discontinued operations             (25,054)          (94,949)           6,311

(Increase) decrease in cash included in
   net assets of discontinued operations                      3,605            (6,322)          46,021
Effect of foreign exchange rate on cash
   balances of discontinued operations                            -                 -           (2,616)
-------------------------------------------------------------------------------------------------------

Cash flows from discontinued operations              $      (21,449)   $     (101,271)   $      49,716
=======================================================================================================

NOTE 15: SUBSEQUENT EVENTS

The Company evaluated subsequent events through March 4, 2015, the date the financial statements were available for issuance. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements, except:

The sale of PAIG and subsidiaries closed on January 1, 2015. See Note 14 - Discontinued Operations for additional information on this sale.

--------------------------------------------------------------------------------

APPENDIX A - FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT
================================================================================

--------------------------------------------------------------------------------
ISSUE AGE                  MALE COMPOSITE                    FEMALE COMPOSITE
--------------------------------------------------------------------------------
    0                          0.95                                 0.87
--------------------------------------------------------------------------------
    1                          1.07                                 0.99
--------------------------------------------------------------------------------
    2                          1.19                                 1.11
--------------------------------------------------------------------------------
    3                          1.30                                 1.22
--------------------------------------------------------------------------------
    4                          1.42                                 1.34
--------------------------------------------------------------------------------
    5                          1.54                                 1.46
--------------------------------------------------------------------------------
    6                          1.70                                 1.59
--------------------------------------------------------------------------------
    7                          1.88                                 1.72
--------------------------------------------------------------------------------
    8                          2.06                                 1.85
--------------------------------------------------------------------------------
    9                          2.24                                 1.98
--------------------------------------------------------------------------------
   10                          2.39                                 2.11
--------------------------------------------------------------------------------
   11                          2.51                                 2.23
--------------------------------------------------------------------------------
   12                          2.62                                 2.35
--------------------------------------------------------------------------------
   13                          2.71                                 2.46
--------------------------------------------------------------------------------
   14                          2.80                                 2.57
--------------------------------------------------------------------------------
   15                          2.88                                 2.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MALE                                       FEMALE
ISSUE AGE-----------------------------------------------------------------------
          NON TOBACCO    TOBACCO                     NON TOBACCO     TOBACCO
--------------------------------------------------------------------------------
   16         2.94        2.94                           2.74          2.74
--------------------------------------------------------------------------------
   17         2.99        2.99                           2.80          2.80
--------------------------------------------------------------------------------
   18         3.03        3.03                           2.85          2.85
--------------------------------------------------------------------------------
   19         3.10        3.10                           2.92          2.92
--------------------------------------------------------------------------------
   20         3.21        3.24                           3.03          3.05
--------------------------------------------------------------------------------
   21         3.37        3.49                           3.18          3.28
--------------------------------------------------------------------------------
   22         3.56        3.74                           3.37          3.51
--------------------------------------------------------------------------------
   23         3.78        4.00                           3.57          3.75
--------------------------------------------------------------------------------
   24         4.03        4.25                           3.79          3.98
--------------------------------------------------------------------------------
   25         4.29        4.50                           4.02          4.21
--------------------------------------------------------------------------------
   26         4.57        4.79                           4.26          4.51
--------------------------------------------------------------------------------
   27         4.88        5.11                           4.51          4.85
--------------------------------------------------------------------------------
   28         5.21        5.45                           4.77          5.22
--------------------------------------------------------------------------------
   29         5.55        5.82                           5.05          5.59
--------------------------------------------------------------------------------
   30         5.89        6.18                           5.33          5.95
--------------------------------------------------------------------------------
   31         6.23        6.54                           5.63          6.31
--------------------------------------------------------------------------------
   32         6.59        6.91                           5.93          6.68
--------------------------------------------------------------------------------
   33         6.95        7.30                           6.25          7.04
--------------------------------------------------------------------------------
   34         7.32        7.70                           6.57          7.42
--------------------------------------------------------------------------------
   35         7.71        8.13                           6.90          7.79
--------------------------------------------------------------------------------

   Note: Preferred and Standard Policies use the same Surrender Charge.

--------------------------------------------------------------------------------
                     MALE                                       FEMALE
ISSUE AGE-----------------------------------------------------------------------
           NON TOBACCO    TOBACCO                     NON TOBACCO     TOBACCO
--------------------------------------------------------------------------------
   36          8.11        8.58                           7.22          8.17
--------------------------------------------------------------------------------
   37          8.53        9.05                           7.55          8.55
--------------------------------------------------------------------------------
   38          8.95        9.54                           7.88          8.94
--------------------------------------------------------------------------------
   39          9.40       10.07                           8.22          9.32
--------------------------------------------------------------------------------
   40          9.87       10.62                           8.58          9.70
--------------------------------------------------------------------------------
   41         10.36       11.21                           8.96         10.06
--------------------------------------------------------------------------------
   42         10.86       11.82                           9.35         10.41
--------------------------------------------------------------------------------
   43         11.39       12.46                           9.76         10.76
--------------------------------------------------------------------------------
   44         11.94       13.14                          10.18         11.12
--------------------------------------------------------------------------------
   45         12.53       13.86                          10.64         11.52
--------------------------------------------------------------------------------
   46         13.14       14.61                          11.10         11.92
--------------------------------------------------------------------------------
   47         13.76       15.39                          11.56         12.30
--------------------------------------------------------------------------------
   48         14.41       16.21                          12.06         12.73
--------------------------------------------------------------------------------
   49         15.12       17.08                          12.62         13.25
--------------------------------------------------------------------------------
   50         15.91       18.00                          13.28         13.91
--------------------------------------------------------------------------------
   51         16.79       19.00                          14.07         14.77
--------------------------------------------------------------------------------
   52         17.74       20.07                          14.98         15.79
--------------------------------------------------------------------------------
   53         18.74       21.18                          15.94         16.89
--------------------------------------------------------------------------------
   54         19.78       22.31                          16.92         18.00
--------------------------------------------------------------------------------
   55         20.83       23.43                          17.86         19.04
--------------------------------------------------------------------------------
   56         21.85       24.48                          18.70         19.96
--------------------------------------------------------------------------------
   57         22.84       25.47                          19.49         20.80
--------------------------------------------------------------------------------
   58         23.88       26.50                          20.30         21.65
--------------------------------------------------------------------------------
   59         25.04       27.68                          21.20         22.59
--------------------------------------------------------------------------------
   60         26.39       29.11                          22.30         23.71
--------------------------------------------------------------------------------
   61         27.01       29.87                          23.08         24.53
--------------------------------------------------------------------------------
   62         27.42       30.48                          23.84         25.32
--------------------------------------------------------------------------------
   63         27.73       31.00                          24.55         26.06
--------------------------------------------------------------------------------
   64         28.04       31.50                          25.20         26.71
--------------------------------------------------------------------------------
   65         28.45       32.05                          25.75         27.25
--------------------------------------------------------------------------------
   66         28.96       32.58                          26.18         27.60
--------------------------------------------------------------------------------
   67         29.50       33.05                          26.49         27.78
--------------------------------------------------------------------------------
   68         30.07       33.55                          26.74         27.91
--------------------------------------------------------------------------------
   69         30.70       34.19                          27.00         28.07
--------------------------------------------------------------------------------
   70         31.39       35.07                          27.31         28.39
--------------------------------------------------------------------------------
   71         32.25       36.52                          27.72         29.01
--------------------------------------------------------------------------------
   72         33.12       37.97                          28.12         29.64
--------------------------------------------------------------------------------
   73         33.98       39.41                          28.53         30.26
--------------------------------------------------------------------------------
   74         34.85       40.86                          28.93         30.89
--------------------------------------------------------------------------------
   75         35.71       42.31                          29.34         31.51
--------------------------------------------------------------------------------

   Note: Preferred and Standard Policies use the same Surrender Charge.

             APPENDIX B - DEATH BENEFIT PERCENTAGE FACTOR
================================================================================

The death benefit percentage factor required by the Code for treatment of the Policy as a life insurance policy.

                     Attained Age             Death Benefit
                                            Percentage Factor
                    ------------------------------------------
                          0-40                    2.50
                           41                     2.43
                           42                     2.36
                           43                     2.29
                           44                     2.22
                           45                     2.15
                    ------------------------------------------
                           46                     2.09
                           47                     2.03
                           48                     1.97
                           49                     1.91
                           50                     1.85
                    ------------------------------------------
                           51                     1.78
                           52                     1.71
                           53                     1.64
                           54                     1.57
                           55                     1.50
                    ------------------------------------------
                           56                     1.46
                           57                     1.42
                           58                     1.38
                           59                     1.34
                           60                     1.30
                    ------------------------------------------
                           61                     1.28
                           62                     1.26
                           63                     1.24
                           64                     1.22
                           65                     1.20
                    ------------------------------------------
                           66                     1.19
                           67                     1.18
                           68                     1.17
                           69                     1.16
                           70                     1.15
                    ------------------------------------------
                           71                     1.13
                           72                     1.11
                           73                     1.09
                           74                     1.07
                          75-90                   1.05
                    ------------------------------------------
                           91                     1.04
                           92                     1.03
                           93                     1.02
                           94                     1.01
                           95                     1.00
                    ------------------------------------------

                                         PART C

                                   OTHER INFORMATION

ITEM 26.          EXHIBITS

           (a)          Board of Directors Resolutions.
                  (1) Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Life Insurance Account ("Registrant"). Incorporated herein by reference to post-effective amendment number 4 on Form N-4 (File No. 333- 148426) filed with the Commission November 24, 2008.

                  (2) Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (3) Certified resolution of the board of directors of CMFG Life Insurance Company approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

           (b)          Custodian Agreements. Not applicable.

           (c)          Underwriting Contracts.
                  (1) Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (2) Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (3) Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

                  (4) Amended and Restated Distribution and Servicing Agreement for Variable Universal Life Contracts between CMFG Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Universal Life contracts effective January 1, 2015. Filed Herewith

           (d)          CONTRACTS.
               (1)(A) Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (B) Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (C) Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (D) Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (E) Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (F) Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April
                           18, 1996.

                  (G) Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (H) Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April
                           18, 1996.

                  (I) Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April
                           18, 1996.

                  (J) Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (K) Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April
                           18, 1996.

                  (L) Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

               (2)(A) Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (B) Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                  (C) 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

                  (3) State Variation List. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

                  (4) CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

           (e)          Applications.
                  (1) Application. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

           (f)          Depositor's certificate of Incorporation and By-Laws.

                  (1) Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (2) Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (3) Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

                  (4) Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

           (g)          Reinsurance Contracts.
             (1)(A) YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (B) Amendment No. 1 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (C) Amendment No. 2 to YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective May 1, 1985. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (D) Amendment No. 3 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (E) Amendment No. 4 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (F) Amendment No. 5 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (G) Amendment No. 6 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (H) Amendment No. 7 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (I) DAC Tax Amendment between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 30, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (J) Amendment No. 8 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (K) Amendment No. 9 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (L) Amendment No. 10 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

              (2)(A) Facultative YRT Self-Administered Reinsurance Agreement between Frankona America Life Reassurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1992. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 28, 2003.

                  (B) Amendment No. 1 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

                  (C) Amendment No. 2 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (D) Amendment No. 3 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 28, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (E) Amendment No. 4 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (F) Amendment No. 5 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (G) Amendment No. 6 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (H) Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance

                           Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (I) Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

               (3)(A) Reinsurance Agreement between General Reassurance Corporation, Financial Centre and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

                  (B) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (C) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (D) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (E) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (F) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (G) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (H) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (I) Special DAC Tax Amendment to the Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (J) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 26, 1994. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (K) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (L) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (M) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (N) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective

                           July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (O) Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

               (4)(A) Reinsurance Agreement between the Lincoln National Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

                  (B) Amendment No. 1 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (C) Amendment No. 2 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (D) Amendment No. 3 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (E) Amendment No. 4 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (F) Amendment No. 5 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (G) Amendment No. 6 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective April 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (H) Amendment No. 7 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (I) Amendment No. 8 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (J) Amendment No. 9 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 15, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (K) Amendment No. 10 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (L) Amendment No. 11 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (M) Amendment No. 12 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective of March 1, 1987. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (N) Amendment No. 13 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (O) Amendment No. 14 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (P) Amendment No. 15 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (Q) Amendment No. 16 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (R) Amendment No. 17 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (S) Amendment No. 18 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company)and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (T) Amendment No. 19 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective June 29, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (U) Amendment No. 20 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (V) Amendment to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 31, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (W) Amendment No. 21 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (X) Amendment No. 22 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (Y) Amendment No. 23 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (Z) Amendment No. 24 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

               (Z)(1) Amended Reinsurance Agreement between Swiss Re Life & Health America, Inc. (f/k/a The Lincoln National
                           Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

               (5)(A) Facultative Agreement between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003

                  (B) DAC Tax Amendment between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (C) Amendment No. 1 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (D) Amendment No. 2 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (E) Amendment No. 3 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (F) Amendment No. 4 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (G) Amendment No. 5 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (H) Amendment No. 6 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (I) Amendment No. 7 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (J) Amendment No. 8 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2002. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (K) Amendment No. 9 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2003.Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                   (L) Amended Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

               (6)(A) Automatic and Facultative Coinsurance Reinsurance Agreement between RGA Reinsurance Company and CUNA Mutual Life Insurance Company, effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

               (7)(A) Coinsurance Agreement between Security Life of Denver Insurance Company and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

               (8)(A) Reinsurance Agreement between The Lincoln National Life Insurance Company, Swiss Re Life & Health America Inc. and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective November 30, 2005. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

               (9)(A) Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

                  (B) Amendment to Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

                  (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

              (10)(A) Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (B) Amendment 1 to Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 2, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6
                           (File No. 333-148419) filed with the Commission on August 24, 2010.

              (11)(A) Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August
                        24, 2010.

                  (B) Amendment 1 to Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

                  (C) Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

           (h)          PARTICIPATION AGREEMENTS.
               (1)(A) Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

                  (B) Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

                  (C) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

                  (D) Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002.
                           Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

                  (E) Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

               (2)(A) Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

                  (B) Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

                  (C) Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

                  (D) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

                  (E) Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003

                  (F) Amendment to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (G) Amendment No. 6 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective July 1, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

                  (H) Amendment No. 7 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective January 1, 2012. Incorporated by reference to post-effective amendment number 55 (File No. 333-148421) filed with the Commission on April 27, 2012.

               (3)(A) Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

                  (B) Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                  (C) Amendment No. 2 to Participation Agreement Among OppenheimerFunds, Inc., Oppenheimer Variable Account Funds and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

                  (D) Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                  (E) Fourth Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (F) Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

                  (G) Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

                  (H) Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

                  (I) Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

                  (J) Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012. Incorporated by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

               (4)(A) Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                  (B) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                  (C) Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

                  (D) Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (E) Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

                  (F) Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

                  (G) Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31, 2012. Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

                  (H) Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013. Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

               (5)(A) Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

                  (B) Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

                  (C) Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

                  (D) Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

           (i)          ADMINISTRATIVE CONTRACTS.
               (1)(A) Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

                  (B) Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

                  (2) Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

               (3)(A) Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

                  (B) Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

                  (4) Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

           (j)          OTHER MATERIAL CONTRACTS.
               (1)(A) RULE 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life
                        Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

                  (B) Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

               (2)(A) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

                  (B) Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

                  (3) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

               (4)(A)   Shareholder Information Agreement between
                        OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

                  (B) Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds
                           Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

                  (5) Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

           (k)          LEGAL OPINION.
                  (1) Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148419) filed with the Commission on April 25, 2008.

           (l)          ACTUARIAL OPINION. Not applicable.

           (m)          CALCULATIONS. Not applicable

           (n)          OTHER OPINIONS. Not applicable.

           (o) OMITTED FINANCIAL STATEMENTS. No financial statements are omitted from Item 24.

           (p)          INITIAL CAPITAL AGREEMENTS. Not applicable.

           (q)          REDEEMABILITY EXEMPTION.
                  (1) Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2012. Filed herewith.

           (r)          i)    Deloitte & Touche LLP Consent. FILED HEREWITH.
                        ii)   Ernst & Young LLP Consent. FILED HEREWITH.

           (s)          POWERS OF ATTORNEY.
                  (1) Powers of Attorney. Signed pursuant to Power of Attorney dated April 24, 2015. Incorporated by reference to post-effective amendment number 19 (File No. 333-148426) filed with the Commission on April 24, 2015.

                   A.   Power Attorney (David P. Marks).
                   B.   Power Attorney (Faye A. Patzner).
                   C.   Power Attorney (James M. Power).
                   D.   Power Attorney (Alastair C. Shore).
                   E.   Power Attorney (Robert N. Trunzo).

ITEM 27.      DIRECTORS AND OFFICERS OF CMFG LIFE INSURANCE COMPANY

NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------    ------------------------------------

David P. Marks                         Director, Executive Vice President and
5910 Mineral Point Road                Chief Investment Officer
Madison, WI 53705

Faye A. Patzner                        Director and Chief Administrative Officer
5910 Mineral Point Road
Madison, WI 53705

James M. Power                         Director, Executive Vice President and
5910 Mineral Point Road                Commercial
Madison, WI 53705

Alastair C. Shore                      Director, Treasurer, Executive Vice
5910 Mineral Point Road                President and Chief Financial Officer
Madison, WI 53705

Robert N. Trunzo                       Director, President and Chief Executive
5910 Mineral Point Road                Officer
Madison, WI 53705

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                             CUNA Mutual Holding Company
                     Organizational Chart As Of February 28, 2015

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

CUNA MUTUAL FINANCIAL GROUP, INC.
STATE OF DOMICILED: IOWA

       CUNA Mutual Global Holdings, Inc.
       State of domicile: Iowa

       CMFG Life Insurance Company
       State of domicile: Iowa

CMFG LIFE INSURANCE COMPANY, EITHER DIRECTLY OR INDIRECTLY, IS THE CONTROLLING COMPANY OF THE FOLLOWING WHOLLY-OWNED SUBSIDIARIES, ALL OF WHICH ARE INCLUDED IN THE CMFG LIFE INSURANCE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS:

1.   CUNA Mutual Investment Corporation owns the following:
     State of domicile: Wisconsin

       a.    CUMIS Insurance Society, Inc. owns the following:
             State of domicile: Iowa

              (1)   CUMIS Specialty Insurance Company, Inc.
                    State of domicile: Iowa

              (2)   CUMIS Mortgage Reinsurance Company
                    State of domicile: Wisconsin

       b.    CUNA Brokerage Services, Inc.
             State of domicile: Wisconsin

       c.    CUMIS Vermont, Inc.
             State of domicile: Vermont

       d.    MEMBERS Life Insurance Company
             State of domicile: Iowa

       e.    International Commons, Inc.
             State of domicile: Wisconsin

       f.    CUNA Mutual Insurance Agency, Inc.
             State of domicile: Wisconsin

       g.    MEMBERS Capital Advisors, Inc.
             State of domicile: Iowa

              (1)   MCA Fund I GP LLC
                    State of domicile: Delaware

              (2)   MCA Fund II GP LLC
                    State of domicile: Delaware

              (3)   MCA Fund III GP LLC
                    State of domicile: Delaware

       h.    CMG Student Lending Services, LLC
             State of domicile: Delaware

       i.    CPI Qualified Plan Consultants, Inc.
             State of domicile: Delaware

2.   CUNA Mutual Caribbean Holdings Ltd. owns the following:
     Country of domicile: Trinidad and Tobago

     a.    CUNA Caribbean Insurance Society Limited owns the following:
           Country of domicile: Trinidad and Tobago

           (1) CUNA Caribbean Insurance Services Limited
               Country of domicile: Trinidad and Tobago

3.   CUNA Mutual Group Holdings Europe, Ltd. owns the following:
     County of domicile: Ireland

     a.    CUNA Mutual Life Assurance (Europe), Limited
           Country of domicile: Ireland

     b.    CUNA Mutual Insurance (Europe) Limited
           (was CUNA Mutual General Risk Services (Ireland) Limited) Country of domicile: Ireland

     c.    CUNA Mutual International Finance, Ltd.
           Country of domicile: Cayman Islands

     d.    CUNA Mutual International Holdings, Ltd. Owns the following:
           Country of domicile: Cayman Islands

     e.    CUNA Caribbean Holdings St. Lucia, Ltd Owns the following:
           County of domicile: St. Lucia

      (1).       CUNA Caribbean Insurance Jamaica Limited
                 County of domicile: Jamaica

4.   CMFG Life Vermont, Inc.
     State of domicile : Vermont

5.   6834 Hollywood Boulevard, LLC
     State of domicile: Delaware

6.   TruStage Insurance Agency, LLC
     State of domicile: Iowa

7.   CUNA Mutual Management Services, LLC
     State of domicile: Iowa

8.   MCA Fund I Holding LLC
     State of domicile: Delaware

      (1)        MCA Fund I LP
                 State of domicile: Delaware

9.   MCA Fund II LLP
     State of domicile: Delaware

10.  MCA Fund III LLP
     State of domicile: Delaware

CMFG LIFE INSURANCE COMPANY, EITHER DIRECTLY OR THROUGH A WHOLLY-OWNED SUBSIDIARY, MAY CONTROL THE FOLLOWING COMPANIES, EACH OF WHICH IS NOT INCLUDED IN CMFG LIFE INSURANCE COMPANY'S CONSOLIDATED FINANCIAL STATEMENT (EXCEPT PRODUCERS LLOYDS INSURANCE COMPANY) PURSUANT TO APPLICABLE REGULATION:

1.   MEMBERS Development Company, LLC partially owns the following:
     9% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

2.   MEMBERS Trust Company
                   9.23% ownership CMFG Life Insurance Company
                   State of domicile: Florida

ITEM 29.                 INDEMNIFICATION

       Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.                 PRINCIPAL UNDERWRITER

(a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Annuity Account.

(b)    Officers and Directors of CUNA Brokerage Services, Inc.

       NAME AND PRINCIPAL                          POSITIONS AND OFFICE WITH UNDERWRITER
         BUSINESS ADDRESS
Nanette L. Strennen*                  Treasurer
Timothy Halevan**                     President and Chief Compliance Officer
Kevin S. Thompson*                    Vice President, Associate General Counsel and Secretary
Angie K. Campbell*                    Assistant Secretary
Jeffrey Bosco*                        Director
Christopher J. Copeland*              Director
Michael T. Defnet*                    Director
Jason A. Pisarik*                     Director
Thomas J. Merfeld*                    Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

(c) CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services, Inc. are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

            (1)                        (2)                     (3)                 (4)                (5)
      NAME OF PRINCIPAL                NET
        UNDERWRITER               UNDERWRITING         COMPENSATION ON         BROKERAGE
        -----------                                                 --
                                  DISCOUNTS AND          REDEMPTION           COMMISSIONS       COMPENSATION
                                  COMMISSIONS            ----------           -----------       ------------
CUNA Brokerage Services, Inc.        $1,873*                 0                    $71              $1,802

 *Information as of December 31, 2014.

ITEM 31.        LOCATION OF ACCOUNTS AND RECORDS

       All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

ITEM 32.        MANAGEMENT SERVICES

       All management contracts are discussed in Part A or Part B.

ITEM 33.        FEE REPRESENTATION

       CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 24 day of April, 2015.

                               CMFG VARIABLE LIFE INSURANCE ACCOUNT (REGISTRANT)

             By:    /s/Robert N. Trunzo
                   -------------------------------------------------------------
                    Robert N. Trunzo
                    President and Chief Executive Officer, CMFG Life Insurance
                    Company

                                         CMFG LIFE INSURANCE COMPANY (DEPOSITOR)

             By:    /s/Robert N. Trunzo
                   -------------------------------------------------------------
                    Robert N. Trunzo
                    President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE                                              DATE

By:   /s/William A. Karls                                        April 24, 2015
     ---------------------------------------------------
      William A. Karls
      VP - Corporate Controller

By:   /s/Alastair C. Shore                                       April 24, 2015
     ---------------------------------------------------
      Alastair C. Shore
      Director, Treasurer, Executive Vice President and
      Chief Financial Officer

By:   /s/Robert N. Trunzo                                        April 24, 2015
     ---------------------------------------------------
      Robert N. Trunzo
      Director, President and Chief Executive Officer

By:   *                                                          April 24, 2015
     ---------------------------------------------------
      David P. Marks
      Director

By:   *                                                          April 24, 2015
     ---------------------------------------------------
      Faye A. Patzner
      Director

By:   *                                                          April 24, 2015
     ---------------------------------------------------
      James M. Power
      Director and Vice Chairman of the Board

By:   *                                                          April 24, 2015
     ---------------------------------------------------
      Alastair C. Shore
      Director

By:   *                                                          April 24, 2015
     ---------------------------------------------------
      Robert N. Trunzo
      Director and Chairman of the Board

*Signed pursuant to Power of Attorney dated April 24, 2014, filed electronically with post-effective amendment number 18 (File No. 333-148426) filed with the Commission on April 24, 2015.

By:     /s/Ross D. Hansen
       -------------------------------------------
        Ross D. Hansen
        Associate General Counsel

                                   EXHIBIT INDEX

c(4) Amended and Restated Distribution and Servicing Agreement for Variable Universal Life Contracts between CMFG Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Universal Life contracts effective January 1, 2015.

 (r)   i)    Deloitte & Touche LLP Consent.
       ii)   Ernst & Young LLP Consent.